UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08200

BRIDGEWAY FUNDS, INC.
(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518 Houston, Texas			77005-2448
(Address of principal executive offices)			(Zip code)

John N.R. Montgomery, President Bridgeway Capital Management, Inc. 5615 Kirby Drive, Suite 518 Houston, Texas 77005-2448
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 661-3500

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2005

Item 1 - Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MICRO-CAP LIMITED FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Micro-Cap Limited Shareholder,

The Fund was up 6.84% in the June quarter, compared to the 3.94% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 3.23% for our peer benchmark, the Lipper Small-Cap Stock Index, and 4.32% for the Russell 2000 Index of small companies.  I am very pleased with this “clean sweep.”

The Fund was up 22.94% in the fiscal year, compared to the 5.03% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 9.88% for our peer benchmark, the Lipper Small-Cap Stock Index, and 9.45% for the Russell 2000 Index of small companies.  It was a very strong year by any measure.

The table below presents our June quarter, one-year, and annualized returns for five-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission (“SEC”).

	June Qtr	1 Year	5 Year	Life-to-Date
	4/1/05 to	7/1/04 to	7/1/00 to	6/30/98 to
	6/30/05 (1)	6/30/05	6/30/05	6/30/05 (2)

Micro-Cap Limited Fund
Return Before Taxes	6.84%	22.94%	17.38%	20.36%
Return After Taxes on Distributions (3)	N/A	18.18%	14.90%	18.26%
Return After Taxes on Distributions and Sale of Fund Shares (3)	N/A	17.35%	13.99%	17.11%
CRSP Cap-Based Portfolio 9 Index	3.94%	5.03%	10.54%	11.17%
Russell 2000 Index (small stocks)	4.32%	9.45%	5.71%	7.36%
Lipper Small-Cap Stock Funds Index	3.23%	9.88%	1.09%	6.45%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Lipper Small-Cap Stock Funds is an index of small-cap funds compiled by Lipper, Inc.  The Russell 2000 Index is an unmanaged, market value weighted index that measures performance (with dividends reinvested) of the 2,000 companies that are between the 1,000th and 3,000th largest in the market.  The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 656 (as of March 31, 2005) micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

(1) Periods less than one year are not annualized.

(2) Periods greater than one year are annualized

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

According to data from Lipper, Inc. at the end of June of 2005, the Micro-Cap Limited Fund ranked 1st of 84 micro-cap funds for the last twelve months, 9th of 44 over the last five years and 4th of 42 since inception. One of the other three funds that beat Micro-Cap Limited was also managed by Bridgeway.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Mirco-Cap Limited Fund and Indexes from 6/30/98 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance

Eight companies were up at least 30% in the quarter:

Rank	Description	Industry	% Gain
1	Building Material Holding Corp	Distribution/Wholesale	55.8%
2	Trizetto Group	Internet	50.5%
3	LCA-Vision Inc	Healthcare-Products	45.6%
4	Titanium Metals Corp	Mining	41.0%
5	SS&C Technologies Inc	Software	39.0%
6	Itron Inc	Electronics	38.9%
7	US Unwired Inc	Telecommunications	38.6%
8	Labor Ready Inc	Commercial Services	33.5%

Trying to find a pattern amid this list of winners is like playing one of those “six degrees of separation” games.  It’s true, for example, that both TriZetto Group and SS&C Technologies are in the software business, but TriZetto develops and markets healthcare-related software, while SS&C creates software programs for the financial-services industry, selling to companies such as insurance firms and brokerages.  Like TriZetto, LCA-Vision has a healthcare-angle, but it has nothing to do with software: LCA operates some 40 LasikPlus centers around the country that use LCA’s patented laser system to correct vision problems such as nearsightedness and astigmatism.  Top performer Building Materials Holding Corp. is one of the country’s largest suppliers of residential construction material and construction services, while Itron Inc. essentially reads electrical meters.  That sounds about as uninteresting as a business can get, but in fact, Itron’s products allow clients, often cities and towns, to monitor and forecast their usage of electricity, water, and gas, which can save a lot of money.

If you can find a common thread among these winners you’re better at “six degrees” than I am.  But I’m not awarding any points for guessing that all of them have done extremely well.  First-quarter profits for Building Materials, for example, were up by more than 300%, and in early May the company significantly boosted its dividend payout.  LCA announced in early May that its first-quarter earnings had more than doubled over the previous year, beating analysts’ expectations by a wide margin.  And Itron, which had shown a loss of 4 cents per share in the first quarter of last year, reversed that to a 4-cents-per-share gain, on a 76% jump in revenues.

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Three stocks declined by more than 30%:

Rank	Description	Industry	% Gain
1	Cantel Medical Corp	Healthcare-Products	-44.6%
2	Deckers Outdoor Corp	Apparel	-40.0%
3	Intellisync Corp	Software	-31.8%

Both of the two top losers on this list collapsed when the companies “missed” analysts’ first-quarter earnings projections by a tiny margin – three cents per share, in the case of Cantel, and a single penny per share in the case of Deckers Outdoor.  Were the market’s reactions justified? Cantel recently lost one of its most significant clients, which represented more than a quarter of the company’s revenues last year, so it may be a struggle to get earnings back up to speed.  Deckers, on the other hand, has announced that orders for the Fall – the company makes boots and sandals that are hugely popular with teens and 20-somethings – are running well ahead of projections.

Fiscal Year Performance—What Worked Well

The list of best stocks for the fiscal year is even more pronounced.  Thirteen stocks gained more than 70% in the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	Titanium Metals Corp	Mining	174.3%
2	Building Material Holding Corp	Distribution/Wholesale	152.5%
3	LCA-Vision Inc	Healthcare-Products	150.3%
4	Comtech Telecomm. Corp	Telecommunications	117.0%
5	US Unwired Inc	Telecommunications	97.3%
6	Quality Systems Inc	Software	93.0%
7	NS Group Inc	Metal Fabricate/Hardware	92.2%
8	Trizetto Group	Internet	83.3%
9	Pantry Inc/The	Retail	77.7%
10	Plains Exploration & Production Co	Oil & Gas	75.7%
11	RPC Inc	Oil & Gas Services	75.2%
12	UbiquiTel Inc	Telecommunications	71.5%
13	Illumina Inc	Biotechnology	70.7%

Top-place finisher Titanium Metals has been on a tear since the third quarter of 2004, thanks in large part to demand from companies like Boeing and Northrup Grunman, which use titanium to make defense-related equipment.  The stock of fourth-best performer Comtech Telecommunications, which has important contracts with the U.S. Army, took off in early March when the company announced that its recent quarterly earnings had roughly doubled over the previous year.

Some healthcare-related stocks also did well.  For example, Illumina develops tools for genetic analysis; its first-quarter revenues were up 47% over the same period in the previous year. Then there’s Quality Systems, which makes record-keeping software for medical and dental practices. Think that sounds dull?  The company’s earnings have grown by an average of 46% a year since 2001.  Pretty exciting by any standards.

Fiscal Year Performance—What Didn’t Work

Reflecting an outstanding period, no stocks declined more than 70% in the fiscal year ended June 30, 2005.

www.Bridgeway.com

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Top Ten Holdings

At quarter end, Industrial comprised our largest sector representation at 19.9% of net assets, followed by Communications at 18.8% and Consumer Non-cyclicals at 18.8%.  Our top ten holdings now represent 40.7% of total net assets.

Rank	Description	Industry	Percent of Net Assets
1	Itron Inc	Electronics	5.1%
2	Comtech Telecomm. Corp	Telecommunications	5.0%
3	LCA-Vision Inc	Healthcare-Products	4.5%
4	Steiner Leisure Ltd	Commercial Services	4.3%
5	SS&C Technologies Inc	Software	4.1%
6	Building Material Holding Corp	Distribution/Wholesale	4.1%
7	NS Group Inc	Metal Fabricate/Hardware	4.0%
8	Quality Systems Inc	Software	3.4%
9	ASV Inc	Auto Manufacturers	3.2%
10	j2 Global Communications Inc	Internet	3.0%
			40.7%

Industry Sector Representation as of June 30, 2005

Sector	% of Stocks
Basic Materials	7.2%
Communications	18.8%
Consumer, Cyclical	15.6%
Consumer, Non-cyclical	18.8%
Energy	3.3%
Financial	4.0%
Industrial	19.9%
Technology	12.4%
Total	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version:  RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  . . .  because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that

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keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.   In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)

Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

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Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.   With respect to Micro-Cap Limited Fund, the Directors were satisfied with the Fund’s expense ratio of 1.75% versus the 1.69% average for micro-cap fund at that time.

While the Micro-Cap Limited Fund’s total management fee (base fee plus performance fee adjustment as of March 31) of 1.48% exceeded the average management fee for micro-cap funds of 1.13%, the Directors found the relatively higher fee

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level to be acceptable in light of the Fund’s superior performance history and the low Fund closing level, which constrains revenues to the adviser but supports the “nimbleness” of the Fund to buy and sell stocks at attractive prices.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow. As a closed fund, Micro-Cap Limited has minimal opportunities for growth through new investments.  However, if assets do grow substantially due to performance, the base portion of the management fee would decline slightly due to break-points in the management fee.  Asset levels were relatively flat during the year, and there were no further fee breakpoint reductions.  The overall expense ratio went down very slightly. The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Micro-Cap Limited Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have

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invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.  Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.   We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we continually look for ways to improve our service.

Sincerely,

John Montgomery

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DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Micro-Cap Limited Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,080.90	$8.68

Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,016.45	$8.41

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.68% multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

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SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 99.4%
	Advertising - 0.5%
	Ventiv Health Inc*	16,100	$310,408

Auto Manufacturers - 3.2%
	ASV Inc*	53,113	2,153,201

	Auto Parts & Equipment - 0.7%
	Hayes Lemmerz International Inc*	60,900	433,608

	Banks - 2.6%
	City Holding Co	19,300	704,836
	Macatawa Bank Corp	18,653	647,073
	Old Second Bancorp Inc	12,254	356,469
			1,708,378

	Chemicals - 2.7%
	CFC International Inc*	25,200	485,100
	Wellman Inc	127,700	1,301,263
			1,786,363

	Commercial Services - 9.7%
	ACE Cash Express Inc*	21,000	536,760
	Korn/Ferry International Inc*	77,700	1,379,175
	Labor Ready Inc*	39,800	927,738
	SFBC International Inc*	19,100	737,833
	Steiner Leisure Ltd*	78,050	2,893,312
			6,474,818

	Distribution/Wholesale - 4.5%
	Building Materials Holding Corp	39,100	2,709,239
	Navarre Corp*	35,000	279,825
			2,989,064

	Electronics - 6.2%
	Itron Inc*	76,800	3,431,424
	Molecular Devices Corp*	15,000	324,450
	Multi-Fineline Electronix Inc*	20,300	373,520
			4,129,394

	Environmental Control - 1.0%
	Clean Harbors Inc*	31,400	680,752

	Healthcare Products - 6.5%
	Cutera Inc*	35,800	621,130
	LCA - Vision Inc	62,550	3,031,173
	SurModics Inc*	16,100	698,257
			4,350,560

	Healthcare Services - 2.4%
	America Service Group Inc*	10,550	167,217
	American Retirement Corp*	81,000	1,184,220
	Res-Care Inc*	20,300	275,268
			1,626,705

	Insurance - 1.4%
	Navigators Group Inc*	4,800	165,936
	United Fire & Casualty Co	17,389	772,419
			938,355

	Internet - 7.0%
	Digital River Inc*	44,700	1,419,225
	j2 Global Communications Inc*	58,900	2,028,516
	Trizetto Group Inc*	86,000	1,204,860
			4,652,601

	Iron/Steel - 2.5%
	Ryerson Tull Inc	116,700	$1,665,309

	Leisure Time - 0.8%
	Ambassadors Group Inc	15,000	557,850

	Lodging - 2.3%
	Monarch Casino & Resort Inc*	69,492	1,531,604

	Machinery Diversified - 3.8%
	Columbus McKinnon Corp*	44,000	482,020
	Middleby Corp*	38,200	2,019,252
			2,501,272

	Metal Fabricate/Hardware - 5.7%
	Metals USA Inc*	13,000	247,260
	NS Group Inc*	82,200	2,672,322
	Sun Hydraulics Corp	23,300	847,887
			3,767,469

	Mining - 2.0%
	Titanium Metals Corp*	23,400	1,328,886

	Oil & Gas - 2.7%
	Goodrich Petroleum Corp*	88,500	1,821,330

	Oil & Gas Services - 0.5%
	RPC Inc	19,500	329,940

	Retail - 3.5%
	Denny’s Corp*	164,700	823,500
	EZCORP Inc*	17,694	189,680
	The Pantry Inc*	33,616	1,301,948
			2,315,128

	Semiconductors - 1.2%
	ADE Corp*	27,800	779,790

	Software - 11.2%
	CCC Information Services Group Inc*	42,100	1,008,295
	Phoenix Technologies Ltd*	64,900	504,922
	Quality Systems Inc*	48,400	2,293,192
	SS&C Technologies Inc	86,500	2,740,320
	Witness Systems Inc*	50,000	911,500
			7,458,229

	Telecommunications - 11.2%
	ACT Teleconferencing Inc*	207,287	145,101
	Comtech Telecommunications Corp*	102,000	3,328,260
	Powerwave Technologies Inc*	100,400	1,026,088
	UbiquiTel Inc*	237,000	1,933,920
	US Unwired Inc*	182,300	1,060,986
			7,494,355

	Textiles - 0.3%
	Forward Industries Inc*	14,400	230,256

	Toys/Games/Hobbies - 0.1%
	JAKKS Pacific Inc*	4,580	87,982

10

Industry	Company	Shares	Value

	Transportation - 2.2%
	HUB Group Inc- Class A*	51,400	$1,287,570
	SCS Transportation Inc*	11,000	195,800
			1,483,370

	Trucking & Leasing - 1.0%
	Greenbrier Companies Inc	23,500	636,850
	TOTAL COMMON STOCKS
	(Cost $42,985,143)		66,223,827

	MONEY MARKET MUTUAL FUNDS - 1.9%
	First American Treasury Obligations
	Fund - Class S	1,304,414	1,304,414
	TOTAL MONEY MARKET MUTUAL FUNDS
	(Cost $1,304,414)		1,304,414

	TOTAL INVESTMENTS - 101.3%
	(Cost $44,289,557)		$67,528,241
	Liabilities in Excess of Other Assets - (1.3%)		(890,801)
	NET ASSETS - 100.0%		$66,637,440

* Non-income producing security

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $44,289,557)	$67,528,241
Receivable for portfolio securities sold	411,515
Receivable for fund shares sold	12,521
Dividends receivable	7,251
Interest receivable	1,900
Prepaid expenses	455
Total assets	67,961,883

Liabilities:
Payable for fund shares redeemed	228,314
Payable for portfolio securities purchased	928,281
Accrued investment adviser fee	119,036
Accrued administration fee	2,709
Accrued trustees fee	2,621
Other payables	43,482
Total liabilities	1,324,443
Net Assets	$66,637,440

Net Assets Represent:
Paid-in capital	$40,206,471
Accumulated net realized gain on investments	3,192,285
Net unrealized appreciation of investments	23,238,684
Net Assets	$66,637,440

Shares of common stock outstanding of $.001 par value, 10,000,000 shares authorized	6,008,811
Net asset value per share	$11.09

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$262,519
Interest	21,042
Total investment income	283,561

Expenses:
Investment advisory fees - Base fees	532,115
Investment advisory fees - Performance adjustment	320,015
Administration fees	29,402
Accounting fees	51,566
Transfer agent fees	41,643
Tax preparation fees	9,446
Custody fees	7,824
Professional fees	5,780
Blue sky fees	19,282
Trustees fees	3,774
Reports to shareholders	204
Miscellaneous	8,860
Total expenses	1,029,911

Net Investment Loss	(746,350)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investment securities	4,089,990
Net change in unrealized appreciation / depreciation on investments	9,180,886
Net realized and unrealized gain on investments	13,270,876

Net Increase in Net Assets Resulting from Operations	$12,524,526

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004

Operations:
Net investment loss	$(746,350)	$(966,813)
Net realized gain on investment securities	4,089,990	16,897,460
Net change in unrealized appreciation / depreciation on investments	9,180,886	(1,547,034)
Net increase in net assets from operations	12,524,526	14,383,613

Distributions:
From net realized gain	(10,119,755)	(5,574,303)
Net decrease in net assets from distributions	(10,119,755)	(5,574,303)

Share Transactions:
Proceeds from sale of shares	2,660,102	745,182
Reinvestment of distributions	9,802,070	5,230,736
Cost of shares redeemed	(5,979,806)	(13,457,002)
Net increase (decrease) in net assets from share transactions	6,482,366	(7,481,084)

Net increase in net assets	8,887,137	1,328,226

Net Assets:
Beginning of year	57,750,303	56,422,077
End of year	$66,637,440	$57,750,303

Shares Issued & Redeemed:
Issued	255,813	69,944
Distributions reinvested	947,976	460,436
Redeemed	(567,086)	(1,185,129)
Net increase (decrease)	636,703	(654,749)
Outstanding at beginning of year	5,372,108	6,026,857
Outstanding at end of year	6,008,811	5,372,108

See accompanying Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year indicated)

	For the Year Ended June 30,
	2005	2004	2003	2002	2001

Per Share Data
Net asset value, beginning of year	$10.75	$9.36	$10.19	$9.92	$7.86
Income from investment operations:
Net investment loss^	(0.13)	(0.17)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain	2.45	2.49	0.01	0.87	2.53
Total from investment operations	2.32	2.32	(0.10)	0.75	2.48
Less distributions to shareholders:
Net realized gain	(1.98)	(0.93)	(0.73)	(0.48)	(0.42)
Total distributions	(1.98)	(0.93)	(0.73)	(0.48)	(0.42)
Net asset value, end of year	$11.09	$10.75	$9.36	$10.19	$9.92

Total Return	22.94%	24.30%	0.93%+	8.09%+	33.64%+
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$66,637	$57,750	$56,422	$57,885	$51,451
Ratios to average net assets:
Expenses after waivers and reimbursements	1.75%	1.79%	1.90%	1.90%	1.90%
Expenses before waivers and reimbursements	1.75%	1.79%	2.13%	1.94%	2.09%
Net investment loss after waivers and reimbursements	(1.27)%	(1.50)%	(1.35)%	(1.22)%	(0.62)%

Portfolio turnover rate	87.1%	98.2%	99.1%	124.0%	74.3%

+                                       Total return would have been lower had various fees not been waived during the year.

^                                           Per share amounts calculated based on the average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

15

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 10,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Micro-Cap Limited Fund is a no-load, diversified fund that seeks to provide a long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Micro-Cap Limited Fund (the “Fund”)  are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide

16

additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification  Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment.   The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the following annual rates:  0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during the quarter that the Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commission (“SEC”) announced that it accepted a settlement offer to an administrative proceeding against the

17

Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund.  Rule 205-2  requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously.   Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $307,989.  The Adviser is in the process of refunding any overcharges plus pre-settlement interest to impacted shareholders according to an SEC approved Distribution Plan coordinated by an Independent Distribution Consultant. In addition, shareholders approved an amendment between the Fund and the Adviser for the Performance Fee calculation at a shareholder meeting held on March 31, 2005.  Both the Fund and Adviser have taken steps necessary to strengthen the compliance program.

At a special meeting on March 31, 2005, shareholders of the Fund also approved an amendment to the Management Agreement, which lowered the total annual operating expense limitation to 1.85% of the value of its average net assets.  Effective April 1, 2005, the Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.85% of the value of its average net assets for the period April 1, 2005, to June 30, 2005.  Prior to April 1, 2005, the Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.90% of the value of its average net assets.  There were no reimbursements to the Fund for the fiscal year ended June 30, 2005.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.   For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

18

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $51,087,833 and $56,311,823, respectively, for the fiscal year ended June 30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$23,929,604

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(695,673)
Net unrealized appreciation	$23,233,931
Tax Cost	$44,294,310

The differences between book and tax net unrealized appreciation is wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$4,576,049	$1,375,981
Long-Term Capital Gain	5,543,706	5,054,263
Total	$10,119,755	$6,430,244

Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Components of Net Assets (Tax Basis) As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized gain on investments	$3,197,038
Net unrealized appreciation of investments	23,233,931
Total	$26,430,969

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
Paid-in	Accumulated Net	Accumulated Net
Capital	Investment Loss	Realized Gain
$386,313	$746,350	$(1,132,663)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain distributions.

7.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs

19

(1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.   The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Micro-Cap Limited Fund

We have audited the accompanying statement of assets and liabilities of Micro-Cap Limited Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Micro-Cap Limited Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

21

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Short-Term Capital Gain	$0.8963
Long-Term Capital Gain	$1.0858

During the fiscal year ended June 30, 2005, the Fund paid distributions from ordinary income of $4,576,049 and from long-term capital gain of $5,697,472, which includes equalization debits of $0 and $153,766, respectively.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on proposals to approve an amendment to the Management Agreement for the performance fee calculation and to approve further amendments to lower the total annual operating expense limitation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

In addition, the Adviser reimburses the Fund for operating expenses above a certain expense limitation.  The limitation on total operating expenses for the Fund were lowered from 1.90% to 1.85% of the Fund’s average net assets.

Proposals passed by the required majority of shareholders are described in the following table.

1.                                       To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
4,264,035	22,524	39,204

2.                                       To approve an amendment to lower the annual operating expense limitation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
4,262,229	21,899	41,637

5.                                      Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 37% of the Fund.

22

7.                                      Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director
Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

23

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)       The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)       The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)       Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)       John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

24

SMALL-CAP GROWTH FUND Annual Report June 30, 2005

August 24, 2005

Dear Small-Cap Growth Shareholder,

Our Fund had a positive return of 7.67% for the June 2005 quarter, compared to a 3.48% return for our primary market benchmark, the Russell 2000 Growth Index, and a 4.19% return of our peer benchmark, the Lipper Small-Cap Growth Index.  It was an excellent quarter.

For the fiscal year ended June 30, 2005, the Fund returned 11.44% compared to a 4.29% return for our primary market benchmark, the Russell 2000 Growth Index, and a 5.83% return of our peer benchmark, the Lipper Small-Cap Growth Index.  I am extremely pleased with our fiscal year performance.

The table below presents our performance for the June quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception.  Our performance is a “clean sweep” versus benchmarks across all these periods.

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	10/31/03 to
	6/30/05 (1)	6/30/05	6/30/05 (2)
Small-Cap Growth Fund-Class N
Return Before Taxes	7.67%	11.44%	11.98%
Return After Taxes on Distributions (3)	N/A	11.44%	11.98%
Return After Taxes on Distributions And Sale of Fund Shares (3)	N/A	9.64%	10.24%
Russell 2000 Growth Index	3.48%	4.29%	8.38%
Lipper Small-Cap Growth Index	4.19%	5.83%	7.35%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.  The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes

SHAREHOLDER LETTER

Growth of $10,000 Invested in Small-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

According to data from Lipper, Inc. at the end of June, the Small-Cap Growth Fund ranked 514th of 1,269 small cap funds for the last twelve months and 707th of 1,195 since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Quarterly Performance – What Worked Well

Seven of our stocks appreciated more than 40% in the June quarter.

Rank	Description	Industry	% Gain
1	Southwestern Energy Co	Oil & Gas	65.5%
2	Titanium Metals Corp	Mining	57.8%
3	Kos Pharmaceuticals Inc	Pharmaceuticals	57.2%
4	Electronics Boutique Holdings Corp	Retail	47.8%
5	LCA-Vision Inc	Healthcare-Products	45.6%
6	Hansen Natural Corp	Beverages	41.0%
7	Essex Corp	Telecommunications	40.1%

The trends were definitely at work here. High oil prices were a boon to many energy companies, and Southwestern Energy was no exception. And though Titanium Metals sells titanium to Calloway Golf (for use in golf clubs), its real shine recently has been a function of the fact that defense-related companies like Boeing are buying a lot of titanium to use in military applications. Another trend? Repetition. Titanium was one of our best performers last quarter (and for similar reasons), as was Hansen Natural. (For more on Hansen, please see our list of winners for the year.)

But no sector-story explains the performance of Kos Pharmaceuticals, which earned its spot on this list purely on the basis of incredible numbers. Kos went into the quarter having recently released stunning 2004 results. The company faces a competitive threat concerning its cholesterol-lowering drug Nisapan, which represents some two-thirds of Kos’s sales, but so far, at least, investors don’t seem worried.

Quarterly Performance – What Didn’t Work

The strong quarter left the Fund with no stocks that declined more than 40% in the June quarter.  The Fund’s worst performer, Navigant Consulting Inc. (Commercial Services), was down 39.3%, followed by Deckers Outdoor Corp. (Apparel), which declined 33.3%.

2

Fiscal Year Performance – What Worked Well

The Fund’s best stocks for the fiscal year comprise a stellar list.  Eleven stocks gained more than 80% for the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	Hansen Natural Corp	Beverages	217.9%
2	Titanium Metals Corp	Mining	169.9%
3	LCA-Vision Inc	Healthcare-Products	149.6%
4	Essex Corp	Telecommunications	139.9%
5	Coldwater Creek Inc	Retail	99.9%
6	Kos Pharmaceuticals Inc	Pharmaceuticals	96.5%
7	United Industrial Corp	Aerospace/Defense	88.8%
8	Southwestern Energy Co	Oil & Gas	87.6%
9	Urban Outfitters Inc	Retail	86.1%
10	Cognizant Tech. Solutions Corp	Computers	85.5%
11	Electronics Boutique Holdings Corp	Retail	82.0%

We love Hansen Natural’s performance, but we’re betting that shareholders are getting tired of reading our lame puns on the “Monster Energy” drinks to which the company owes much of its recent success.  So we’ll just say that in mid-March the company announced that profits for its fiscal fourth quarter were up nearly six-fold, and that a few months later it announced that earnings for the first fiscal quarter of the new year had quadrupled over the previous year.

LCA-Vision is another quirky success, meaning its performance can’t really be tied to any sector-trend. The company operates about 40 LasikPlus centers around the country that use LCA’s patented laser to correct vision problems such as nearsightedness and astigmatism.  In a country full of aging eyes, LCA doesn’t seem to be having any trouble finding patients.  For example, its first-quarter earnings more than doubled over the same period in the previous year, and beat analysts’ expectations by a wide margin.

Fiscal Year Performance – What Didn’t Work

Reflecting a strong period, no stocks declined more than 80% in the fiscal year ended June 30, 2005.  The worst performer in the Fund was Netflix Inc., which lost 66.1%, followed by eResearch Technology Inc., which declined 61.2%.   Both are Internet stocks.

Top Ten Holdings

At quarter end, our largest sector weighting was Consumer Non-cyclicals, which represented 28.3% of net assets, followed by Consumer Cyclicals at 17.7% and Communications at 13.3%. At the end of June, our top ten holdings represented 25.6% of total net assets and nine different industries.

www.Bridgeway.com.

3

			Percent of
Rank	Description	Industry	Net Assets
1	LCA-Vision Inc	Healthcare-Products	3.4%
2	Urban Outfitters Inc	Retail	3.1%
3	Cognizant Tech. Solutions Corp	Computers	3.1%
4	Southwestern Energy Co	Oil & Gas	2.9%
5	Affymetrix Inc	Biotechnology	2.4%
6	Kos Pharmaceuticals Inc	Pharmaceuticals	2.2%
7	Chico’s FAS Inc	Retail	2.2%
8	Hansen Natural Corp	Beverages	2.1%
9	CNET Networks Inc	Internet	2.1%
10	DaVita Inc	Healthcare-Services	2.1%
			25.6%

Industry Sector Representation as of June 30, 2005

Sector	% of Net Assets
Basic Materials	4.8%
Communications	13.3%
Consumer, Cyclical	17.7%
Consumer, Non-cyclical	28.3%
Diversified	1.0%
Energy	9.8%
Financial	2.0%
Industrial	13.1%
Technology	9.3%
Utilities	0.7%
Total	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

4

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.   In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)  Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

5

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New Securities and Exchange Commission (“SEC”) disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,” even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.   With respect to the Small-Cap Growth Fund, the Directors were satisfied with the Fund’s comparative overall annual expense ratio of 0.94% versus the 1.52% average for small-cap growth funds at that time.

The Small-Cap Growth Fund’s total management fee of 0.60% is lower than the average management fee for small-cap growth funds of 0.88%.  The Directors also compared the management fee charged to the Fund with management fees

6

Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving a portion of management fees in order to meet the Fund’s net expense ratio limit.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Small-Cap Growth Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

7

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.   We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we read them looking for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Small-Cap Growth Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,054.10	$4.77
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,020.14	$4.70

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half- year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 99.6%
	Advertising - 0.5%
	Ventiv Health Inc*	12,975	$250,158

	Aerospace/Defense - 4.3%
	Armor Holdings Inc*	24,800	982,328
	Engineered Support Systems Inc	25,350	908,290
	Teledyne Technologies Inc*	8,000	260,640
	United Industrial Corp	7,000	250,180
			2,401,438

	Apparel - 0.8%
	I.C. Isaacs & Co Inc*	21,000	123,060
	K-Swiss Inc	10,000	323,400
			446,460

	Banks -1.9%
	Old Second Bancorp Inc	7,800	226,902
	PrivateBancorp Inc	24,200	856,196
			1,083,098

	Beverages - 2.1%
	Hansen Natural Corp*	14,100	1,194,552

	Biotechnology - 4.8%
	Affymetrix Inc*	24,400	1,315,892
	ArQule Inc*	19,050	123,444
	Invitrogen Corp*	11,500	957,835
	SuperGen Inc*	50,000	247,000
			2,644,171

	Chemicals - 2.8%
	CFC International Inc*	15,000	288,750
	Eastman Chemical Co	17,000	937,550
	The Lubrizol Corp	8,000	336,080
			1,562,380

	Coal - 2.2%
	CONSOL Energy Inc	19,000	1,018,020
	Peabody Energy Corp	4,000	208,160
			1,226,180

	Commercial Services - 2.7%
	Bright Horizons Family Solutions Inc*	8,800	358,336
	Education Management Corp*	12,300	414,879
	Korn/Ferry International*	22,700	402,925
	Labor Ready Inc	14,000	326,340
			1,502,480

	Computers - 3.1%
	Cognizant Technology Solutions Corp*	36,440	1,717,417

	Cosmetics/ Personal Care - 0.5%
	Chattem Inc*	6,000	248,400

	Distribution/Wholesale - 0.3%
	Navarre Corp*+	22,100	176,690

	Electronics - 2.5%
	Faro Technologies Inc*	22,500	$613,350
	Itron Inc*	18,000	804,240
			1,417,590

	Environmental Control - 0.8%
	Clean Harbors Inc*	20,000	433,600

	Gas - 0.7%
	UGI Corp	14,000	390,600

	Healthcare Products - 8.3%
	Cutera Inc*	46,200	801,570
	Hologic Inc*	9,500	377,625
	Intuitive Surgical Inc*	6,000	279,840
	LCA-Vision Inc	38,850	1,882,671
	SurModics Inc*	8,000	346,960
	Techne Corp*	20,100	922,791
			4,611,457

	Healthcare Services - 5.1%
	American Retirement Corp*	20,000	292,400
	Amedisys Inc*	10,100	371,478
	DaVita Inc*	25,785	1,172,702
	Psychiatric Solutions Inc*	9,000	438,390
	UnitedHealth Group Inc	11,250	586,575
			2,861,545

	Holding Companies Diversified - 1.0%
	Walter Industries Inc	13,300	534,660

	Household Products/Wares - 0.2%
	Acme United Corp	5,100	96,186

	Internet - 7.7%
	CNET Networks Inc*	100,400	1,178,696
	CyberSource Corp*	51,300	375,003
	Digital River Inc*	9,000	285,750
	EarthLink Inc*	65,400	566,364
	E-LOAN Inc*	67,000	223,780
	Macrovision Corp*	8,700	196,098
	Sapient Corp*	66,250	525,363
	United Online Inc*	22,800	247,608
	WebEx Communications Inc*	25,200	665,532
			4,264,194

	Iron/Steel - 1.0%
	Carpenter Technology Corp	10,900	564,620

	Machinery Diversified - 1.7%
	The Middleby Corp*	17,600	930,336

	Metal Fabricate/Hardware - 1.1%
	Sun Hydraulics Corp	14,000	509,460
	The Timken Co	4,825	111,457
			620,917

	Mining - 0.9%
	Titanium Metals Corp*	9,300	528,147

	Miscellaneous Manufacturing - 0.5%
	Actuant Corp*	6,000	287,640

10

Industry	Company	Shares	Value

	Office Furnishing - 1.5%
	HNI Corp	16,300	$833,745

	Oil & Gas - 6.8%
	Cal Dive International Inc*	9,000	471,330
	Goodrich Petroleum Corp*	18,000	370,440
	Grey Wolf Inc*	74,000	548,340
	Holly Corp	10,000	466,700
	Petroleum Development Corp*	10,200	324,870
	Southwestern Energy Co*	34,200	1,606,716
			3,788,396

	Oil & Gas Services - 0.8%
	SEACOR Holdings Inc*	7,000	450,100

	Pharmaceuticals - 4.5%
	Kos Pharmaceuticals Inc*	18,700	1,224,850
	Matrixx Initiatives Inc*	87,500	962,500
	United Therapeutics Corp*	7,000	337,400
			2,524,750

	Retail - 13.6%
	Chico’s FAS Inc*	35,400	1,213,512
	Coldwater Creek Inc*	14,100	351,231
	Copart Inc*	27,300	649,740
	Electronics Boutique Holdings Corp*	13,300	844,417
	MarineMax Inc*	8,250	257,813
	O’Reilly Automotive Inc*	33,800	1,007,578
	The Sportsman’s Guide Inc*	60,150	1,127,813
	TBC Corp*	13,300	360,829
	Urban Outfitters Inc*	30,800	1,746,052
			7,558,985

	Semiconductors - 1.7%
	ADE Corp*	16,400	460,020
	NVIDIA Corp*	18,000	480,960
			940,980

	Software - 4.5%
	Avid Technology Inc*	4,572	243,596
	IDX Systems Corp*	23,790	717,030
	Intellisync Corp*	239,500	649,045
	Novell Inc*	8,300	51,460
	SS&C Technologies Inc	14,850	470,448
	Wind River Systems Inc*	25,000	392,000
			2,523,579

	Telecommunications - 5.5%
	ADC Telecommunications Inc*	30,000	653,100
	Comtech Telecommunications Corp*	9,000	293,670
	Essex Corp*	18,700	427,856
	Plantronics Inc	22,500	818,100
	UbiquiTel Inc*	45,900	374,544
	ViaSat Inc*	24,400	496,052
			3,063,322

	Toys/Games/Hobbies - 1.1%
	Marvel Enterprises Inc*	31,500	621,180

	Transportation - 2.1%
	JB Hunt Transport Services Inc	60,500	1,167,650
	TOTAL COMMON STOCKS (Cost $43,405,781)		55,467,603
	MONEY MARKET MUTUAL FUNDS - 3.0%
	First American Treasury Obligations Fund- Class S	1,686,660	$1,686,660
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $1,686,660)		1,686,660
	TOTAL INVESTMENTS - 102.6% (Cost $45,092,441)		$57,154,263
	Liabilities In Excess of Other Assets - (2.6%)		(1,449,863)
	NET ASSETS - 100.0%		$55,704,400

* Non-income producing security

+ This security or a portion of this security is out on loan at June 30, 2005

Total loaned securities had a market value of $176,690 at June 30, 2005

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $45,092,441)	$57,154,263
Receivable for portfolio securities sold	7,110
Receivable for fund shares sold	99,105
Dividends receivable	12,344
Interest receivable	2,463
Prepaid expenses	10,821
Total assets	57,286,106

Liabilities:
Payable for portfolio securities purchased	1,511,097
Payable for fund shares redeemed	6,450
Accrued investment adviser fee	9,758
Accrued administration fee	2,192
Accrued trustees fee	1,500
Accrued distribution fee	2,771
Other payables	47,938
Total liabilities	1,581,706
Net Assets	$55,704,400

Net Assets Represent:
Paid-in capital	$47,953,405
Accumulated net investment loss	(3,472)
Accumulated net realized loss on investments	(4,307,355)
Net unrealized appreciation of investments	12,061,822
Net Assets	$55,704,400

Shares of common stock outstanding of $.001 par value, 100,000,000 Class N shares authorized	4,612,600
Net asset value per share	$12.08

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$109,986
Interest	3,688
Securities lending	15,654
Total investment income	129,328

Expenses:
Investment advisory fees - Base fees	296,570
Investment advisory fees - Performance adjustment	2,119
Administration fees	24,714
Accounting fees	56,521
Transfer agent fees	75,538
Tax preparation fees	12,104
Custody fees	12,670
Professional fees	12,237
Blue sky fees	13,497
Distribution fees	23,593
Trustees fees	3,893
Registration fees	5,855
Reports to shareholders	11,624
Miscellaneous	4,074
Total expenses before fees waived	555,009
Less investment advisory fees waived	(66,898)
Net expenses	488,111

Net Investment Loss	(358,783)

Net Realized and Unrealized Gain on Investments:
Net realized loss on investment securities	(3,815,358)
Net change in unrealized appreciation / depreciation on investments	9,884,953
Net realized and unrealized gain on investments	6,069,595

Net Increase in Net Assets Resulting from Operations	$5,710,812

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

		For the Period
	Year Ended	October 31, 2003 to
	June 30, 2005	June 30, 2004*

Operations:
Net investment loss	$(358,783)	$(141,551)
Net realized loss on investment securities	(3,815,358)	(491,997)
Net change in unrealized appreciation / depreciation on investments	9,884,953	2,176,869
Net increase in net assets from operations	5,710,812	1,543,321

Share Transactions:
Proceeds from sale of shares
Class N	28,489,283	44,725,291
Class R***	2,010,488	11,391,083
Cost of shares redeemed
Class N	(15,712,548)	(8,038,046)
Class R***	(13,173,420)	(1,241,864)
Net increase in net assets from share transactions	1,613,803	46,836,464

Net increase in net assets	7,324,615	48,379,785

Net Assets:
Beginning of period	48,379,785	0
End of period **	$55,704,400	$48,379,785

Shares Issued & Redeemed:
Issued
Class N	2,583,636	4,279,022
Class R***	187,851	1,079,752
Redeemed
Class N	(1,472,557)	(777,501)
Class R***	(1,149,048)	(118,555)
Net increase	149,882	4,462,718
Outstanding at beginning of period	4,462,718	0
Outstanding at end of period	4,612,600	4,462,718

* Commenced operations on October 31, 2003
** Including accumulated net investment loss of:	$(3,472)	$0
*** Effective June 27, 2005, Class R shares were converted into Class N shares.

See accompanying Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

Class N***

	Year Ended	For the Period
	June 30,	October 31, 2003 to
	2005	June 30, 2004**

Per Share Data
Net asset value, beginning of period	$10.84	$10.00
Income (loss) from investment operations:
Net investment loss^	(0.07)	(0.05)
Net realized and unrealized gain	1.31	0.89
Total from investment operations	1.24	0.84
Net asset value, end of period	$12.08	$10.84
Total Return+	11.44%	8.40	%#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$55,704	$37,968
Ratios to average net assets:
Expenses after waivers and reimbursements	0.94%	0.94	%*
Expenses before waivers and reimbursements	1.08%	1.25	%*
Net investment loss after waivers and reimbursements	(0.68)%	(0.74	)%*
Portfolio turnover rate	51.3%	16.6%

*                                         Annualized

**                                  Commenced operations on October 31, 2003.

***                           Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+                                       Total return would have been lower had various fees not been waived during the period.

#                                         Total returns for periods less than one year are not annualized.

^                                           Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

15

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1.  Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 Class N shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Small-Cap Growth Fund is a no-load, diversified fund that seeks to provide long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2.  Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Growth Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had securities on loan valued at $176,690 and received U.S. Treasury securities with a value of $193,469 as collateral.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

16

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification   Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment.   The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of –0.05% to a maximum of +0.05%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the fiscal year ended June30, 2005. Through June 27, 2005, the expense limitation was 1.19% for the Class R shares.  For the fiscal year ended June30, 2005, the Adviser waived fees of $66,898.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

17

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.   During the period July 1, 2004, to June 27, 2005, distribution fees of $23,593 were accrued to Class R shareholders of the Small-Cap Growth Fund.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $27,069,802 and $25,742,541, respectively, for the fiscal year ended June30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$12,938,883

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(877,061)
Net unrealized appreciation	$12,061,822
Tax Cost	$45,092,441

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

There were no distributions paid by the Fund during the last two fiscal periods ended June 30, 2005 and 2004, respectively.

The Fund incurred a net loss from investment operations and made no distributions from net investment income during the fiscal year.

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$3,213,476	2013

The Fund has elected to defer to its fiscal year ending June 30, 2006, $1,093,879 of losses recognized during the period November 1, 2004 to June 30, 2005.

18

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized loss on investments	$(4,307,355)
Net unrealized appreciation of investments	12,061,822
Cumulative effect of other differences	(3,472)
Total	$7,750,995

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in	Undistributed Net
Capital	Investment Loss
$(355,311)	$355,311

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

7.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.   The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Small-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Small-Cap Growth Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small-Cap Growth Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

20

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund did not pay any distributions per share.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on a proposal to approve an amendment to the Management Agreement for the performance fee calculation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

Proposals passed by the required majority of shareholders are described in the following table.

1.               To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
3,745,674	36,317	58,573

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 42% of the Fund.

21

7.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

22

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)       The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)       The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)       Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)       John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

23

SMALL-CAP VALUE FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Small-Cap Value Shareholder,

Our Fund was up 4.07% in the June 2005 quarter, compared to a 5.08% return for our primary market benchmark, the Russell 2000 Value Index, and a 3.13% return of our peer benchmark, the Lipper Small-Cap Value Index.  It was a mixed quarter

For the fiscal year ended June 30, 2005, the Fund returned 22.28% compared to a 14.39% return for our primary market benchmark, the Russell 2000 Value Index, and a 13.52% return of our peer benchmark, the Lipper Small-Cap Value Index.  The fiscal year was very strong, and I am pleased.

The table below presents our performance for the June quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception.  We have a bit more work to do to catch up with our benchmarks for the period since inception.

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	10/31/03 to
	6/30/05 (1)	6/30/05	6/30/05 (2)
Small-Cap Value Fund – Class N
Return Before Taxes	4.07%	22.28%	15.95%
Return After Taxes on Distributions (3)	N/A	22.28%	15.95%
Return After Taxes on Distributions and Sale of Fund Shares (3)	N/A	18.93%	13.65%
Russell 2000 Value Index	5.08%	14.39%	18.55%
Lipper Small-Cap Value Index	3.13%	13.52%	18.31%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.  The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Small-Cap Value Fund and Indexes from 10/31/03 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

According to data from Lipper, Inc. at the end of June, the Small-Cap Value Fund ranked 19th of 1,269 small cap funds for the last twelve months and 403rd of 1,195 since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Quarterly Performance – What Worked Well

Six of our stocks appreciated more than 40% in the June quarter.

Rank	Description	Industry	% Gain
1	Seaboard Corp	Food	59.3%
2	Titanium Metals Corp	Mining	57.8%
3	Badger Meter Inc	Electronics	55.9%
4	Luby’s Inc	Retail	54.2%
5	Building Material Holding Corp	Distribution/Wholesale	44.1%
6	Giant Industries Inc	Oil & Gas	40.1%

This quarter, Seaboard certainly brought home the bacon – literally.  Seaboard is involved in a lot of food-related businesses, and one of them is pork-processing.  In late May the company announced that it was buying Daily’s, a bacon-processor that had long been a Seaboard customer.  At about the same time, Seaboard announced the sale of its commodity-trading operations, which had suffered from weak margins. Both announcements helped propel the stock, but—Wall Street can be so predictable!—the real fuel was provided by the numbers: For the quarter ended April 2, Seaboard’s earnings were up a whopping 150% from the same period in the previous year.

Meanwhile, Titanium Metals has continued its climb, benefiting both from its defense-related operations and from the stock’s trading momentum.  Titanium Metals has been doing well for some time, but the stock got some real help in early May, when the company announced that profits for the first quarter of calendar 2005 had come in at $1.83 per share, compared with a loss in the first quarter of 2004.

Quarterly Performance – What Didn’t Work

The Fund was fortunate to have no stock positions decline by more than 40%.  The two worst performers were TeleTech Holdings Inc, followed by AK Steel Holding Corp.  Our position in TeleTech, a business in the Commercial Services industry, declined by 37.4% during the June quarter.  The second biggest loser, AK Steel Holding Corp., is the parent company of AK Steel Corp., which is in the Iron/Steel industry.  Our position in AK Steel Holding Corp. declined 32.9% during the June quarter.

2

Fiscal Year Performance – What Worked Well

The fiscal year list of best stocks comprises some stellar performers.  Six stocks gained more than 80% for the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	Titanium Metals Corp.	Mining	199.0%
2	Humana Inc.	Healthcare-Services	135.2%
3	Toll Brothers Inc.	Home Builders	124.8%
4	American Science & Engineering Inc.	Electronics	115.8%
5	SMTEK International Inc. (acquired by CTS Corp., combined return)	Electronics	103.2%
6	Men’s Wearhouse Inc.	Retail	95.7%
7	Hovnanian Enterprises Inc.	Home Builders	87.8%
8	Badger Meter Inc.	Electronics	86.7%
9	Peabody Energy Corp.	Coal	86.4%
10	Building Material Holding Corp.	Distribution/Wholesale	80.7%

I sure do love those triple-digit winners, but just wish that Titanium Metals had squeezed out just one more point of return – a 200% winner would be great! But I’m not complaining.  Second-best performer Humana is one of the largest providers of healthcare insurance in the country, and though it has been increasing earnings by more than 30% a year, the company’s recent shift of focus onto Medicare patients puts it into a whole new growth arena.

Meanwhile, No. 3 player Toll Brothers has been trading up on trading up.  Toll is one of the country’s biggest home-builders, meaning it spent the year in one of the economy’s great sweet spots. Furthermore, Toll Brothers focuses primarily on the luxury market (its average home price is nearly three-quarters of a million dollars), so it has been particularly well placed to benefit from the recent real-estate boom, which has left a lot of home-owners ready to…trade up.  For the first half of its 2005 fiscal year, the company reported earnings that were up 129% over the same period in the previous year.  And in late May, Toll executives announced that they expected a gain for the year of 70% in per-share earnings.

Fiscal Year Performance – What Didn’t Work

No stocks lost more than 80% for the year.  Our worst performer, Applica Inc., (in the Home Furnishings industry), was down 55.4%.  The ‘second place’ worst performer for the fiscal year was AK Steel Holding Corp., which was mentioned above as one of the poorest performers in the June quarter.  For the fiscal year ended June 30, 2005, our position in AK Steel Holding Corp. declined 46.0%.

Top Ten Holdings

At quarter end, our largest sector weighting was in Consumer Cyclicals, which represented 24.5% of net assets, followed by Technology at 23.3% and Industrials at 11.5%. Reflecting strong diversification, our top ten holdings represented 16.4% of total net assets and nine different industries.

www.Bridgeway.com

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			Percent of
Rank	Description	Industry	Net Assets
1	Stewart & Stevenson Services	Machinery-Diversified	2.1%
2	Badger Meter Inc	Electronics	1.8%
3	Building Material Holding Corp	Distribution/Wholesale	1.7%
4	Tesoro Corp	Oil & Gas	1.7%
5	Armor Holdings Inc	Aerospace/Defense	1.7%
6	Luby’s Inc	Retail	1.6%
7	Beverly Hills Bancorp Inc	Savings & Loans	1.6%
8	Steelcase Inc	Office Furnishings	1.4%
9	Commercial Metals Co	Metal Fabricate/Hardware	1.4%
10	Stein Mart Inc	Retail	1.4%
			16.4%

Industry Sector Representation as of June 30, 2005

Sector	% of Net Assets
Basic Materials	7.6%
Communications	7.1%
Consumer, Cyclical	24.5%
Consumer, Non-cyclical	11.1%
Diversified	0.8%
Energy	8.0%
Financial	11.5%
Industrial	23.3%
Technology	4.8%
Utilities	1.3%
Total	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

4

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.   In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)  Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

5

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.   With respect to the Small-Cap Value Fund, the Directors were satisfied with the Fund’s expense ratio of 0.94% versus the 1.29% average for small-cap value funds at that time.

6

The Small-Cap Value Fund’s total management fee of 0.60% was less than the average management fee for small-cap value funds of 0.86%.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving a portion of management fees in order to meet the Fund’s net expense ratio limit.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Small-Cap Value Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

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Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.   We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we read them looking for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Small-Cap Value Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,060.58	$4.78

Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,020.08	$4.70

*    Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 98.3%
	Advertising - 0.9%
	Ventiv Health Inc*	30,300	$584,184

	Aerospace/Defense - 3.5%
	AAR Corp*	56,100	881,331
	Armor Holdings Inc*	29,000	1,148,690
	United Industrial Co	11,000	393,140
			2,423,161

	Apparel - 1.0%
	K-Swiss Inc- Class A	20,800	672,672

	Banks - 1.7%
	Community Bank System Inc	18,300	446,337
	Fremont General Corp	29,200	710,436
			1,156,773

	Beverages - 0.7%
	Constellation Brands Inc - Class A*	17,000	501,500

	Biotechnology - 1.1%
	SuperGen Inc*	147,400	728,156

	Building Materials - 2.2%
	Eagle Materials Inc	7,300	675,907
	Universal Forest Products Inc	20,400	845,580
			1,521,487

	Chemicals - 2.9%
	The Lubrizol Corp	15,700	659,557
	Lyondell Chemical Co	8,360	220,871
	OM Group Inc*	22,700	560,463
	Wellman Inc	56,400	574,716
			2,015,607

	Coal - 0.7%
	CONSOL Energy Inc	4,000	214,320
	Peabody Energy Corp	5,180	269,567
			483,887

	Commercial Services - 3.7%
	Consolidated Graphics Inc*	14,500	591,165
	Korn/Ferry International*	18,400	326,600
	Labor Ready Inc*	36,200	843,822
	Rent-Way Inc*	75,400	741,936
			2,503,523

	Computers - 0.1%
	Intervoice-Brite Inc*	10,800	93,204

	Distribution/Wholesale - 4.5%
	Building Materials Holding Corp	17,100	1,184,859
	Huttig Building Products Inc*	37,400	408,034
	Navarre Corp*	93,100	744,335
	Wesco International Inc*	23,500	737,430
			3,074,658

	Diversified Financial Services - 1.8%
	AmeriCredit Corp*	6,100	155,550
	Nelnet Inc - Class A*	16,900	562,263
	Raymond James Financial Inc	17,150	484,488
			1,202,301

	Electric - 0.2%
	OGE Energy Corp	5,400	$156,276

	Electric Utilities - 1.0%
	WPS Resources Corp	12,400	697,500

	Electrical Components & Equipment - 0.1%
	Belden CDT Inc	2,900	61,480

	Electronics - 2.4%
	American Science & Engineering Inc*	6,000	266,160
	Badger Meter Inc	30,600	1,263,780
	CTS Corp	9,437	115,981
			1,645,921

	Engineering & Construction - 1.0%
	McDermott International Inc*	32,500	682,500

	Entertainment - 0.1%
	Argosy Gaming Co*	1,000	46,610

	Food - 3.3%
	Chiquita Brands International Inc	26,000	713,960
	Seaboard Corp	500	832,000
	Spartan Stores Inc*	49,000	718,830
			2,264,790

	Healthcare Services - 2.1%
	America Service Group Inc*	17,250	273,412
	Humana Inc*	13,460	534,900
	Res-Care Inc*	48,100	652,236
			1,460,548

	Holding Companies Diversified - 0.8%
	Walter Industries Inc	14,000	562,800

	Home Builders - 6.3%
	Beazer Homes USA Inc	5,700	325,755
	Brookfield Homes Corp	6,500	296,400
	Cavalier Homes Inc*	23,600	117,292
	Hovnanian Enterprises Inc - Class A*	11,820	770,664
	KB Home	11,080	844,628
	MDC Holdings Inc	9,062	745,349
	Standard-Pacific Corp	4,600	404,570
	Toll Brothers Inc*	7,800	792,090
			4,296,748

	Housewares - 0.3%
	Toro Co	5,800	223,938

	Insurance - 5.8%
	Allmerica Financial Corp*	18,800	697,292
	American Physicians Capital Inc*	16,200	601,830
	Argonaut Group Inc*	29,500	681,155
	Commerce Group Inc	10,600	658,366
	Ohio Casualty Corp	25,700	621,426
	Reinsurance Group of America Inc	2,400	111,624
	United Fire & Casualty Co	14,075	625,212
			3,996,905

10

Industry	Company	Shares	Value

	Internet - 1.9%
	E-LOAN Inc*	203,140	$678,488
	Sapient Corp*	74,000	586,820
			1,265,308

	Iron/Steel - 3.8%
	Carpenter Technology Corp	4,100	212,380
	Friedman Industries Inc	45,800	337,546
	Oregon Steel Mills Inc*	44,000	757,240
	Reliance Steel and Aluminum Co	17,300	641,311
	Ryerson Tull Inc	46,500	663,555
			2,612,032

	Lodging - 1.1%
	Riviera Holdings Corp*	33,400	756,510

	Machinery Diversified - 3.3%
	Stewart & Stevenson Services Inc	64,200	1,454,772
	UNOVA Inc*	31,400	836,182
			2,290,954

	Media - 0.7%
	Thomas Nelson Inc	22,600	491,776

	Metal Fabricate/Hardware - 4.3%
	AM Castle & Co*	41,600	643,136
	Commercial Metals Co	40,500	964,710
	Metals USA Inc*	32,400	616,248
	NS Group Inc*	21,100	685,961
			2,910,055

	Mining - 0.7%
	Titanium Metals Corp*	8,500	482,715

	Miscellaneous Manufacturer - 1.0%
	Park-Ohio Holdings Corp*	41,000	683,470

	Office Furnishing - 1.6%
	CompX International Inc	7,300	122,275
	Steelcase Inc - Class A	70,900	981,965
			1,104,240

	Oil & Gas - 6.2%
	Callon Petroleum Co*	15,000	221,700
	Giant Industries Inc*	22,900	824,400
	Holly Corp	16,400	765,388
	Petroleum Development Corp*	20,500	652,925
	Petroquest Energy Inc*	93,500	614,295
	Tesoro Corp	25,300	1,176,956
			4,255,664

	Oil & Gas Services - 1.0%
	SEACOR Holdings Inc*	10,200	655,860

	Packaging & Containers - 0.8%
	Silgan Holdings Inc	9,700	545,528

	Real Estate - 0.4%
	Grubb & Ellis Co*	43,448	304,136

	Retail - 8.4%
	7-Eleven Inc*	5,600	$169,344
	Cost-U-Less Inc*	64,100	486,519
	Denny’s Corp*	165,700	828,500
	Foot Locker Inc	20,900	568,898
	Luby’s Inc*	92,000	1,099,400
	MarineMax Inc*	23,100	721,875
	Men’s Wearhouse Inc*	4,800	165,264
	The Pantry Inc*	18,900	731,997
	Stein Mart Inc	43,700	961,400
			5,733,197

	Savings & Loans - 1.6%
	Beverly Hills Bancorp Inc	100,100	1,096,095

	Semiconductors - 0.8%
	ADE Corp*	8,000	224,400
	Cohu Inc	7,300	146,365
	PMC - Sierra Inc*	18,800	175,404
			546,169

	Software - 3.7%
	CCC Information Services Group Inc*	25,000	598,750
	Compuware Corp*	92,400	664,356
	Sybase Inc*	35,400	649,590
	Wind River Systems Inc Com*	41,400	649,152
			2,561,848

	Telecommunications - 3.6%
	Anixter International Inc*	18,000	669,060
	Lantronix Inc*	449,300	588,583
	Sycamore Networks Inc*	107,800	371,910
	US Unwired Inc*	141,600	824,112
			2,453,665

	Textiles - 0.9%
	Forward Industries Inc*	39,200	626,808

	Transportation - 4.3%
	Celadon Group Inc*	52,300	891,192
	Hub Group Inc - Class A*	23,000	576,150
	OMI Corp	37,770	718,008
	USA Truck Inc*	30,000	742,500
			2,927,850
	TOTAL COMMON STOCKS (Cost $55,500,437)		67,361,009

	MONEY MARKET MUTUAL FUNDS - 3.2%
	First American Treasury Obligations Fund - Class S	2,238,074	2,238,074
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $2,238,074)		2,238,074

	TOTAL INVESTMENTS - 101.5% (Cost $57,738,511)		$69,599,083
	Liabilities In Excess of Other Assets - (1.5%)		(1,054,507)
	NET ASSETS - 100.0%		$68,544,576

* Non-income producing security

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $57,738,511)	$69,599,083
Receivable for fund shares sold	240,012
Dividends receivable	42,798
Interest receivable	3,524
Prepaid expenses	9,096
Total assets	69,894,513

Liabilities:
Payable for fund shares redeemed	20,276
Payable for portfolio securities purchased	1,239,590
Accrued investment adviser fee	31,422
Accrued administration fee	2,694
Accrued trustees fee	2,214
Accrued distribution fee	1,758
Other payables	51,983
Total liabilities	1,349,937
Net Assets	$68,544,576

Net Assets Represent:
Paid-in capital	$60,019,719
Accumulated net investment loss	(3,472)
Accumulated net realized loss on investments	(3,332,243)
Net unrealized appreciation of investments	11,860,572
Net Assets	$68,544,576

Shares of common stock outstanding of $.001 par value, 100,000,000 Class N shares authorized	5,361,743
Net asset value per share	$12.78

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$257,501
Interest	10,350
Securities lending	10,350
Total investment income	278,201

Expenses:
Investment advisory fees - Base fees	267,335
Investment advisory fees - Performance adjustment	(2,195)
Administration fees	22,278
Accounting fees	57,852
Transfer agent fees	57,012
Tax preparation fees	12,933
Custody fees	15,356
Professional fees	12,157
Blue sky fees	15,266
Distribution fees	12,178
Trustees fees	4,283
Registration fees	4,117
Reports to shareholders	6,998
Miscellaneous	3,762
Total expenses before fees waived	489,332
Less investment advisory fees waived	(57,217)
Net expenses	432,115

Net Investment Loss	(153,914)

Net Realized and Unrealized Gain on Investments:
Net realized loss on investment securities	(2,331,261)
Net change in unrealized appreciation / depreciation on investments	10,843,378
Net realized and unrealized gain on investments	8,512,117

Net Increase in Net Assets Resulting from Operations	$8,358,203

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

June 30, 2005

		For the Period
	Year Ended	October 31, 2003 to
	June 30, 2005	June 30, 2004*

Operations:
Net investment loss	$(153,914)	$(58,240)
Net realized loss on investment securities	(2,331,261)	(1,000,982)
Net change in unrealized appreciation / depreciation on investments	10,843,378	1,017,194
Net increase (decrease) in net assets from operations	8,358,203	(42,028)

Share Transactions:
Proceeds from sale of shares
Class N	46,980,701	37,031,329
Class R***	1,615,958	7,946,732
Cost of shares redeemed
Class N	(14,154,816)	(8,884,162)
Class R***	(7,149,130)	(3,158,211)
Net increase in net assets from share transactions	27,292,713	32,935,688

Net increase in net assets	35,650,916	32,893,660

Net Assets:
Beginning of period	32,893,660	0
End of period **	$68,544,576	$32,893,660

Shares Issued & Redeemed:
Issued
Class N	3,889,211	3,578,047
Class R***	140,369	753,572
Redeemed
Class N	(1,223,036)	(882,479)
Class R***	(590,810)	(303,131)
Net increase	2,215,734	3,146,009
Outstanding at beginning of period	3,146,009	0
Outstanding at end of period	5,361,743	3,146,009

* Commenced operations on October 31, 2003.
** Including accumulated net investment loss of:	$(3,472)	$0
*** Effective June 27, 2005, Class R shares converted into Class N shares.

See accompanying Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

Class N***

	Year Ended	For the Period
	June 30,	October 31, 2003 to
	2005	June 30, 2004**
Per Share Data
Net asset value, beginning of period	$10.46	$10.00
Income from investment operations:
Net investment loss^	(0.02)	(0.03)
Net realized and unrealized gain	2.34	0.49
Total from investment operations	2.32	0.46
Net asset value, end of period	$12.78	$10.46

Total Return+	22.18%	4.60	%#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$68,545	$28,193
Ratios to average net assets:
Expenses after waivers and reimbursements	0.94%	0.94	%*
Expenses before waivers and reimbursements	1.07%	1.49	%*
Net investment loss after waivers and reimbursements	(0.32)%	(0.42	)%*

Portfolio turnover rate	57.0%	20.5%

*       Annualized

**     Commenced operations on October 31, 2003.

***   Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+       Total return would have been lower had various fees not been waived during the period.

#       Total returns for periods less than one year are not annualized.

^        Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

15

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1.  Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 Class N shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Small-Cap Value Fund is a no-load, diversified fund that seeks to provide long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2.  Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Value Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

16

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification  Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment.  The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.  The Performance Adjustment Rate varies from a minimum of –0.05% to a maximum of +0.05%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the fiscal year ended June 30, 2005.  Through June 27, 2005, the expense limitation was 1.19% for the Class R shares.  For the fiscal year ended June 30, 2005, the Adviser waived fees of $57,217.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

17

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  During the period July 1, 2004, to June 27, 2005, distribution fees of $12,178 were accrued to Class R shareholders of the Small-Cap Value Fund.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $52,172,396 and $25,665,794, respectively, for the fiscal year ended June 30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$13,122,075

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(1,261,503)
Net unrealized appreciation	$11,860,572
Tax Cost	$57,738,511

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

There were no distributions paid by the Fund during the last two fiscal periods ended June 30, 2005 and 2004, respectively.

The Fund incurred a net loss from investment operations and made no distributions from net investment income during the fiscal year.

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$2,359,286	2013

The Fund has elected to defer to its fiscal year ending June 30, 2006, $972,957 of losses recognized during the period November 1, 2004 to June 30, 2005.

18

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized loss on investments	$(3,332,243)
Net unrealized appreciation of investments	11,860,572
Cumulative effect of other differences	(3,472)
Total	$8,524,857

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Loss
$(150,442)	$150,442

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses.

7.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm. The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of Small-Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Small-Cap Value Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small-Cap Value Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

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OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund did not pay any distributions per share.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on a proposal to approve an amendment to the Management Agreement for the performance fee calculation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

Proposals passed by the required majority of shareholders are described in the following table.

1.     To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
2,851,652	38,424	12,636

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 48% of the Fund.

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7.  Trustees & Officers:

Independent Directors

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

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Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice-President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)  The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)  The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)  Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)  John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

23

Blue Chip 35 Index Fund Annual Report June 30, 2005

August 24, 2005

Dear Blue Chip 35 Index Fund Shareholder,

The Fund was down 4.46% for the six-month period from January to June 2005, compared to a 0.81% decline of our primary benchmark, the S&P 500 Index and a 0.45% increase of our peer group, the Lipper Growth and Income Fund Index.  While I am pleased, as an index fund, with our performance versus the Bridgeway Ultra-Large 35 Index, ultra-large stocks did not do well in the recent environment, so I consider the results “mixed.”

The table below presents our six-month, one-year and average annual total return for five-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission (“SEC”).  Similar to the six-month period, I am pleased with our performance versus our own Ultra-Large 35 Index, but not our primary market and peer benchmarks.

	Six-Month	1 Year	5 Year	Life-to-Date
	1/1/05 to	7/1/04 to	7/1/00 to	7/31/97 to
	6/30/05 (1)	6/30/05	6/30/05	6/30/05
Blue Chip 35 Index Fund
Return Before Taxes	-4.46%	-0.59%	-3.58%	5.08%
Return After Taxes on Distributions (2)	N/A	-1.18%	-4.04%	4.70%
Return After Taxes on Distributions And Sale of Fund Shares (2)	N/A	-0.71%	-3.28%	4.18%
S&P 500 Index	-0.81%	6.32%	-2.37%	4.41%
Bridgeway Ultra-Large 35 Index	-4.44%	-0.92%	-3.20%	5.21%
Lipper Growth and Income Funds Index	0.45%	8.93%	1.92%	4.48%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the Adviser of the Fund.  The Lipper Growth and Income Funds Index reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

According to data from Lipper, Inc., for the period ended June 30, 2005 our Fund ranked 1191st of 1230 growth and income funds over the last year, and 702nd of 813 over the last five years and 188th of 519 since inception.  Going forward, we will be changing our primary peer benchmark to Lipper’s Large Cap Blend Fund Index and the Large Cap Blend Fund category.  We feel this is a more narrowly defined peer group and one that more closely matches the category of stocks we invest in.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Blue Chip 35 Index Fund and Indexes from 7/31/97 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Fiscal Year Performance

The Short Version: We did poorly relative to both our primary market benchmark and our peer benchmarks.

Most of the time, when you look at a table of total returns from the market’s largest companies on down to its smallest, you’ll see a straight line of ascent or descent. Investors will have preferred large companies to small ones, or vice versa. Over the last year, however, there was a “bowing” effect, with the middle size companies doing well, but the largest and smallest companies lagging badly.  It’s highly unusual to have such a discontinuity between ultra-large companies (“CRSP 1” Index below) and the companies slightly smaller in size.  Nutritionists, who often emphasize moderation and avoidance of excess, might have liked this market.  After all, both the very largest stocks and the very smallest lost out in favor of that moderate middle ground.  Our Fund sure didn’t like it, though, and we lagged behind portfolios less committed to the largest of large-cap stocks.

Few sector-patterns are immediately apparent, aside from the fact that our two best performers clearly benefited from the ever-increasing price of oil.  On the losing side, corporate scandals exacted a steep toll, particularly among our holdings in the pharmaceutical and insurance industries.

Portfolio Return
Portfolio(1)	07/1/04 - 06/30/05
CRSP Cap-Based Portfolio 1 Index	4.0%
CRSP Cap-Based Portfolio 2 Index	16.9%
CRSP Cap-Based Portfolio 3 Index	14.3%
CRSP Cap-Based Portfolio 4 Index	16.1%
CRSP Cap-Based Portfolio 5 Index	9.8%
CRSP Cap-Based Portfolio 6 Index	9.9%
CRSP Cap-Based Portfolio 7 Index	14.8%
CRSP Cap-Based Portfolio 8 Index	12.7%
CRSP Cap-Based Portfolio 9 Index	5.0%
CRSP Cap-Based Portfolio 10 Index	6.8%

(1)  The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices.  Past performance is no guarantee of future results.

2

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year 2005

The Short Version: In addition to the drag on performance due to ultra-large stocks as explained above, our pharmaceutical and auto stocks put a nasty dent on performance.

Here is the record for all 36 of our Blue Chip holdings through June 30:  (We own 36 companies rather than 35, in anticipation of a merger between two companies, something which has happened every few years or so.)

Rank	Company	Industry	% Change
1	Exxon Mobil Corp	Oil & Gas	28.6%
2	ChevronTexaco Corp	Oil & Gas	18.6%
3	Johnson & Johnson	Healthcare-Products	16.7%
4	Texas Instruments Inc	Semiconductors	15.6%
5	Hewlett-Packard Co	Computers	11.5%
6	Home Depot Inc	Retail	10.9%
7	Oracle Corp	Software	10.3%
8	Dell Inc	Computers	9.9%
9	Comcast Corp	Media	9.5%
10	Bank of America Corp	Banks	7.6%
11	General Electric Co	Miscellaneous Manufacturing	7.4%
12	Wells Fargo & Co	Banks	7.2%
13	McDonald’s Corp	Retail	6.8%
14	Bristol-Myers Squibb Co	Pharmaceuticals	2.6%
15	PepsiCo Inc	Beverages	1.2%
16	Intel Corp	Semiconductors	0.7%
17	Citigroup Inc	Diversified Financial Services	-0.1%
18	EI Du Pont de Nemours & Co	Chemicals	-1.7%
19	Time Warner Inc	Media	-1.8%
20	SBC Communications Inc	Telecommunications	-2.3%
21	Procter & Gamble Co	Cosmetics/Personal Care	-3.1%
22	Verizon Communications Inc	Telecommunications	-4.4%
23	Berkshire Hathaway Inc	Insurance	-5.3%
24	United Parcel Service Inc/Georgia	Transportation	-6.5%
25	Wal-Mart Stores Inc	Retail	-8.4%
26	International Business Machines Corp	Computers	-11.4%
27	Microsoft Corp	Software	-11.5%
28	Coca-Cola Co	Beverages	-13.0%
29	Fannie Mae	Diversified Financial Services	-13.6%
30	Cisco Systems Inc	Telecommunications	-14.0%
31	Pfizer Inc	Pharmaceuticals	-15.2%
32	American International Group Inc	Insurance	-16.9%
33	Eli Lilly & Co	Pharmaceuticals	-17.0%
34	3M Co	Miscellaneous Manufacturing	-18.5%
35	Merck & Co Inc	Pharmaceuticals	-24.2%
36	Ford Motor Co	Auto Manufacturers	-28.0%

www.Bridgeway.com

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Sector Representation as of June 30, 2005

	Blue Chip 35
	Index Fund	S&P 500 Index	Difference
Basic Materials	2.9%	2.7%	0.2%
Communications	14.0%	10.4%	3.6%
Consumer, Cyclical	9.2%	9.5%	-0.3%
Consumer, Non-cyclical	22.5%	21.9%	0.6%
Energy	7.0%	8.8%	-1.8%
Financial	16.8%	20.3%	-3.5%
Industrial	7.9%	11.2%	-3.3%
Technology	19.7%	11.7%	8.0%
Utilities	0.0%	3.5%	-3.5%
Total	100.0%	100.0%

Changes to the Bridgeway Ultra-Large 35 Index

Every few years we add a handful of stocks to the Index and drop a similar number to keep our focus on the largest “blue chip” U.S. stocks and to do so in a way that pays attention to diversification and risk.  Our last rebalancing was three and a half years ago.  We made the following changes to the Index on June 30 after the close of the market, and consequently made the same changes to the Fund.  We made these transactions in such a way that we expect no capital gains distributions as a result.  In fact, over the seven years since inception, this Fund has yet to distribute a single capital gain.

Added to the Index	Industry
Applied Materials Inc	Semiconductors
ConocoPhillips	Oil & Gas
Genentech Inc	Biotechnology
Google Inc	Internet
JPMorgan Chase & Co	Diversified Financial Services
United Technologies Corp	Aerospace/Defense
Wachovia Corp	Banks

Dropped from the Index	Industry
Hewlett-Packard Co	Computers
Comcast Corp	Media
Fannie Mae	Diversified Financial Services
Bristol-Myers Squibb Co	Pharmaceuticals
EI Du Pont de Nemours & Co	Chemicals
McDonald’s Corp	Retail
Ford Motor Co	Auto Manufacturers

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage

4

firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)

Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate

5

sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  Certain quantitative approaches are used for this passively-managed fund to monitor the alignment of the Fund’s sector and industry concentration as well as the financial characteristics with its objective.  A special emphasis is placed on trade execution and tax efficiency to keep overall costs low to shareholders.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,” even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance since inception and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average

6

expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Blue Chip 35 Index Fund, the Directors were satisfied with the Fund’s expense ratio of 0.15% versus the 0.57% average for large cap index funds at that time.

The Blue Chip 35 Index Fund’s total management fee of 0.08% was less than the average management fee for large-cap index funds of 0.22%.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving all management fees and a portion of expenses in order to meet the Fund’s net expense ratio limit.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Blue Chip 35 Index Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating

7

their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we continually look for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you may incur transaction costs in the form of a redemption fee. There are no other transaction costs, including no sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Blue Chip 35 Index Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$955.43	$0.73
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,024.05	$0.75

*      Expenses are equal to the Fund’s annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 100.0%
Auto Manufacturers - 0.9%
	Ford Motor Co	29,282	$299,848

	Banks - 6.0%
	Bank of America Corp	23,628	1,077,673
	Wells Fargo & Co	16,360	1,007,449
			2,085,122

	Beverages - 5.9%
	The Coca-Cola Co	22,557	941,755
	PepsiCo Inc	20,405	1,100,442
			2,042,197

	Chemicals - 2.9%
	El Du Pont de Nemours & Co	23,052	991,466

	Computers - 7.9%
	Dell Inc*	25,144	993,439
	Hewlett Packard Co	41,593	977,851
	International Business Machines Corp	10,272	762,182
			2,733,472

	Cosmetics/Personal Care - 2.6%
	Procter & Gamble Co	16,936	893,374

	Diversified Financial Services - 5.4%
	Citigroup Inc	20,414	943,739
	Fannie Mae	15,905	928,852
			1,872,591

	Healthcare Products - 3.4%
	Johnson & Johnson	18,012	1,170,780

	Insurance - 5.3%
	American International Group Inc	17,291	1,004,607
	Berkshire Hathaway Inc - Class B*	304	846,184
			1,850,791

	Media - 5.8%
	Comcast Corp - Class A*	37,248	1,143,514
	Time Warner Inc*	52,289	873,749
			2,017,263

	Miscellaneous Manufacturing - 5.6%
	3M Co	13,453	972,652
	General Electric Co	28,038	971,517
			1,944,169

	Oil & Gas - 7.0%
	ChevronTexaco Corp	21,250	1,188,300
	Exxon Mobil Corp	21,727	1,248,651
			2,436,951

	Pharmaceuticals - 10.6%
	Bristol-Myers Squibb Co	36,359	908,248
	Eli Lilly & Co	17,380	968,240
	Merck & Co Inc	26,546	817,617
	Pfizer Inc	35,623	982,482
			3,676,587

	Retail - 8.3%
	Home Depot Inc	23,915	930,294
	McDonald’s Corp	36,471	1,012,070
	Wal-Mart Stores Inc	19,219	926,356
			2,868,720

	Semiconductors - 6.0%
	Intel Corp	39,233	1,022,412
	Texas Instruments Inc	36,980	1,038,029
			2,060,441

	Software - 5.9%
	Microsoft Corp	41,240	$1,024,402
	Oracle Corp*	76,148	1,005,154
			2,029,556

	Telecommunications - 8.2%
	Cisco Systems Inc*	52,174	997,045
	SBC Communications Inc	39,294	933,232
	Verizon Communications Inc	25,839	892,737
			2,823,014

	Transportation - 2.3%
	United Parcel Service Inc	11,603	802,463
	TOTAL COMMON STOCKS (Cost $32,298,988)		34,598,805

	MONEY MARKET MUTUAL FUNDS - 0.0%^
	First American Treasury Obligations Fund - Class S	747	747
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $747)		747

	TOTAL INVESTMENTS - 100.0% (Cost $32,299,735)		$34,599,552
	Other Assets in Excess of Liabilities-0.0%^		12,015
	NET ASSETS - 100.0%		$34,611,567

* Non-income producing security

^ Less then 0.05% of net assets

All shares of securities are pledged as collateral for the borrowings under the

Security Agreement for the Fund’s line of credit.

See accompanying Notes to Financial Statements.

10

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $32,299,735)	$34,599,552
Receivable for portfolio securities sold	93,978
Receivable for fund shares sold	23,301
Dividends receivable	36,080
Interest receivable	46
Receivable from investment adviser	1,035
Prepaid expenses	9,780
Total assets	34,763,772

Liabilities:
Payable for fund shares redeemed	40,025
Loan payable to bank	74,000
Interest on loan payable to bank	1,282
Accrued administration fee	1,463
Accrued trustees fee	818
Other payables	34,617
Total liabilities	152,205
Net Assets	$34,611,567

Net Assets Represent:
Paid-in capital	$34,470,484
Undistributed net investment income	349,303
Accumulated net realized loss on investments	(2,508,037)
Net unrealized appreciation of investments	2,299,817
Net Assets	$34,611,567

Shares of common stock outstanding of $.001 par value, 130,000,000 shares authorized	5,047,201
Net asset value per share	$6.86

See accompanying Notes to Financial Statements.

11

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$817,818
Interest	1,007
Total investment income	818,825

Expenses:
Investment advisory fees	29,576
Administration fees	18,485
Accounting fees	49,317
Transfer agent fees	42,373
Tax preparation fees	11,422
Custody fees	3,902
Professional fees	4,419
Blue sky fees	21,499
Trustees fees	2,195
Registration fees	3,275
Reports to shareholders	7,045
Interest	6,915
Miscellaneous	4,367
Total expenses before waiver & reimbursements	204,790
Less investment advisory fees waived	(29,576)
Less expenses reimbursed by investment adviser	(119,415)
Net expenses	55,799

Net Investment Income	763,026

Net Realized and Unrealized Loss on Investments:
Net realized loss on investment securities	(960,307)
Net change in unrealized appreciation / depreciation on investments	155,378
Net realized and unrealized loss on investments	(804,929)

Net Decrease in Net Assets Resulting from Operations	$(41,903)

See accompanying Notes to Financial Statements.

12

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004

Operations:
Net investment income	$763,026	$381,770
Net realized loss on investment securities	(960,307)	(218,728)
Net change in unrealized appreciation / depreciation on investments	155,378	2,003,255
Net increase (decrease) in net assets from operations	(41,903)	2,166,297

Distributions:
From net investment income	(674,999)	(169,895)
Net decrease in net assets from distributions	(674,999)	(169,895)

Share Transactions:
Proceeds from sale of shares	13,017,125	35,070,449
Reinvestment of distributions	650,124	164,179
Cost of shares redeemed	(14,298,479)	(9,034,667)
Net increase (decrease) in net assets from share transactions	(631,230)	26,199,961

Net increase (decrease) in net assets	(1,348,132)	28,196,363

Net Assets:
Beginning of year	35,959,699	7,763,336
End of year *	$34,611,567	$35,959,699

Shares Issued & Redeemed:
Issued	1,888,073	5,144,761
Distributions reinvested	90,295	23,589
Redeemed	(2,051,789)	(1,312,195)
Net increase (decrease)	(73,421)	3,856,155
Outstanding at beginning of year	5,120,622	1,264,467
Outstanding at end of year	5,047,201	5,120,622

* Including undistributed net investment income of:	$349,303	$261,276

See accompanying Notes to Financial Statements.

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year indicated)

	For the Year Ended June 30,
	2005	2004	2003	2002	2001

Per Share Data
Net asset value, beginning of year	$7.02	$6.14	$5.93	$7.23	$8.77
Income from investment operations:
Net investment income^	0.14	0.10	0.09	0.09	0.09
Net realized and unrealized gain (loss)	(0.18)	0.83	0.21	(1.31)	(1.54)
Total from investment operations	(0.04)	0.93	0.30	(1.22)	(1.45)
Less distributions to shareholders:
Net investment income	(0.12)	(0.05)	(0.09)	(0.08)	(0.09)
Total distributions	(0.12)	(0.05)	(0.09)	(0.08)	(0.09)
Net asset value, end of year	$6.86	$7.02	$6.14	$5.93	$7.23

Total Return+	(0.59)%	15.20%	5.13%	(17.01)%	(16.61)%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$34,612	$35,960	$7,763	$5,532	$5,975
Ratios to average net assets:
Expenses after waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and reimbursements	0.56%	0.58%	1.07%	0.93%	0.68%
Net investment income after waivers and reimbursements	2.07%	1.64%	1.65%	1.35%	1.15%

Portfolio turnover rate	20.3%	5.3%	24.9%	40.8%	24.0%

+     Total return would have been lower had various fees not been waived during the year.

^      Per share amounts calculated based on the average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

14

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1.  Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 130,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Blue Chip 35 Index Fund is a no-load, diversified fund that seeks to provide a long-term total return of capital, primarily through capital appreciation but also some income.

Bridgeway Capital Management, Inc. (the “Adviser”) is the Adviser.

2.  Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Blue Chip 35 Index Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

15

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification  Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly.  The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.15% of the value of its average net assets for the fiscal year ended June 30, 2005.  During the period, the Adviser reimbursed expenses of $119,415 and waived Advisory fees of $29,576.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

16

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $7,463,882 and $7,784,308, respectively, for the fiscal year ended June 30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$3,126,912

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(963,041)
Net unrealized appreciation	$2,163,871
Tax Cost	$32,435,681

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$674,999	$169,895
Long-Term Capital Gain	—	—
Total	$674,999	$169,895

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$885	2006
$25,756	2007
$106,811	2008
$100,306	2009
$429,064	2010
$337,509	2011
$327,296	2012
$282,192	2013

The Fund has elected to defer to its fiscal year ending June 30, 2006, $762,272 of losses recognized during the period November 1, 2004 to June 30, 2005.

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Undistributed net investment income	$349,303
Accumulated net realized loss on investments	(2,372,091)
Net unrealized appreciation of investments	2,163,871
Total	$141,083

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in	Accumulated Net
Capital	Realized Loss
$(20)	$20

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of certain expense.

17

7.  Line of Credit:

The Fund has established a line of credit agreement (“LOC”) with U.S. Bank, N.A. (the “Bank” or “Lender”) which matures on June 1, 2006 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction.  Advances under the Facility are limited to the lesser of $1,650,000 or 33 1/3% of the Fund’s net assets.  Borrowings under the line of credit bear interest based on the Lender’s Prime Rate.  Principal is due fifteen days after each advance and at the Maturity.  Interest is payable monthly in arrears.  The minimum advance is $1,000.  As of June 30, 2005, the Fund had a $74,000 balance with its secured line of credit.  During the fiscal year ended June 30, 2005, the average borrowing was $127,410 with an average rate on borrowings of 5.40%.

8.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Blue-Chip 35 Index Fund

We have audited the accompanying statement of assets and liabilities of Blue Chip 35 Index Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip 35 Index Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

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OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, 100% of the dividends paid by the Fund from net investment income qualifies for the corporate dividends received deduction.

Also during the fiscal year ended June 30, 2005, 100% of distributions of ordinary income met the requirements regarding qualified dividend income.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Ordinary Income Dividend	$0.1242

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

5.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 62% of the Fund.

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6.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001- 12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

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	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice-President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)  The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)  The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)  Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)  John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

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LARGE-CAP GROWTH FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Large-Cap Growth Shareholder,

Our Fund had a positive return of 3.87% for the June 2005 quarter, compared to a 2.46% return for our primary market benchmark, the Russell 1000 Growth Index, and a 3.46% return of our peer benchmark, the Lipper Large-Cap Growth Index.  I am pleased with this “clean sweep.”

For the fiscal year ended June 30, 2005, the Fund returned 3.48% compared to a 1.68% return for our primary market benchmark, the Russell 1000 Growth Index, and a 3.82% return of our peer benchmark, the Lipper Large-Cap Growth Index.  We beat our primary market benchmark, but lagged our peer benchmark over the year, and a hair since inception.  While two years is still a fairly short period, I never like lagging any benchmark since inception.

The table below presents our performance for the June quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception.

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	10/31/03 to
	6/30/05 (1)	6/30/05	6/30/05 (2)
Large-Cap Growth Fund-Class N
Return Before Taxes	3.87%	3.48%	5.90%
Return After Taxes on Distributions (3)	N/A	3.48%	5.90%
Return After Taxes on Distributions And Sale of Fund Shares (3)	N/A	2.96%	5.03%
Russell 1000 Growth Index	2.46%	1.68%	5.44%
Lipper Large-Cap Growth Index	3.46%	3.82%	5.96%

Performance figures quoted represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes. Because investors may not invest in an index, it is not possible to provide after-tax figures for indexes

SHAREHOLDER LETTER

Growth of $10,000 Invested in Large-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance – What Worked Well

Seven of our stocks appreciated more than 20% in the June quarter.

Rank	Description	Industry	% Gain
1	Genentech Inc	Biotechnology	41.8%
2	Best Buy Co Inc	Retail	26.9%
3	Gilead Sciences Inc	Pharmaceuticals	22.9%
4	Freescale Semiconductor Inc	Semiconductors	22.8%
5	Nordstrom Inc	Retail	22.7%
6	Motorola Inc	Telecommunications	22.0%
7	Chico’s FAS Inc	Retail	21.3%

It’s not surprising that retail leads our list of winners this quarter: June was the best month for retail sales in over a year. Interestingly, that strength showed up across the range of retail sectors, meaning buyers were just as interested in clothes as in home electronics. In the latter category, Number Two performer Best Buy clobbered contenders not on the strength of June sales – unlike most retailers, the company does not report monthly – but on the strength of the previous quarter. In mid-June Best Buy announced that first quarter earnings were up 85% over the same period in the previous year, beating analysts’ estimates by 70%.  The company’s late-June announcement of both a stock split and a 9% increase in the dividend was just icing on the cake.

Meanwhile, top-finisher Genentech spent the quarter going from strength to strength, including strong results for clinical trials of drugs used to treat cancer, and the announcement in May of a new drug that appears to slow vision-loss for sufferers of a disease that causes a significant percentage of blindness in adults.

Quarterly Performance – What Didn’t Work

Fortunately, the list of worst quarterly stocks is short.  Two stocks declined by more than 20%.

Rank	Description	Industry	% Gain
1	Avaya Inc	Telecommunications	-23.3%
2	MBNA Corp	Diversified Financial Services	-21.2%

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Both of our big losers this quarter turned in first-quarter earnings numbers that were well below analysts’ expectations, and both compounded the disappointment by downgrading their estimates of earnings for the year.  Disappointing Wall Street doesn’t work well in most market environments.  Credit-card lender MBNA got a nice boost at the tail end of the month with word of its impending takeover by Bank of America, but it came too late to save the stock’s performance for the quarter.

Fiscal Year Performance – What Worked Well

Twelve stocks gained more than 40% for the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	UnitedHealth Group Inc	Healthcare-Services	67.5%
2	Monsanto Co	Agriculture	63.3%
3	Autodesk Inc	Software	60.4%
4	TXU Corp	Electric Utilities	59.8%
5	Nordstrom Inc	Retail	59.5%
6	EOG Resources Inc	Oil & Gas	56.8%
7	Franklin Resources Inc	Diversified Financial Services	53.7%
8	Chico’s FAS Inc	Retail	51.8%
9	Coach Inc	Apparel	48.6%
10	Burlington Resources Inc	Oil & Gas	46.4%
11	Genentech Inc	Biotechnology	42.9%
12	Apple Computer Inc	Computers	41.9%

It’s up, it’s down, nope, it’s up again.  A person could get a headache trying to track the stock-price moves on Autodesk, our third-best performer for the year, our best (and only triple-digit gainer) for 2004…and one of our biggest losers in the first quarter of calendar 2005.  Meanwhile, top finisher United Health Care just moved up and up for the quarter, boosted by the news, released in mid-April, that the company had increased quarterly earnings by 41% over the same period in the previous year. That makes 22 straight quarters of double-digit growth.  It didn’t hurt that the company also announced higher profit margins and the addition of nearly 100,000 new subscribers.

Some other old friends also show up on this list: Chico’s, Apple, TXU, and EOG Resources.  All made the winners’ circle last quarter as well, and Monsanto and Coach – along with United Health and the iPod-powered Apple – were among our top performers for calendar 2004.

Fiscal Year Performance – What Didn’t Work

Three stocks lost more than 40% for the year.

Rank	Description	Industry	% Loss
1	ImClone Systems Inc	Pharmaceuticals	-44.6%
2	Red Hat Inc	Software	-42.4%
3	Broadcom Corp	Semiconductors	-40.8%

League-leading loser ImClone Systems has been struggling on a couple of different fronts. The company’s wagon is hitched pretty firmly to the fortunes of a single drug, called Erbitux, on which ImClone is partnered with Bristo-Myers Squibb.  Erbitux has been approved by the FDA for treating colorectal cancer, and a study released in mid-June indicates that it is also effective on cancers of the head and neck. All that should be good news, but the drug is facing some significant competitive threats, and the company itself is still under something of a cloud stemming from its role in the Martha Stewart insider-trading scandal. (It was ImClone stock, you’ll remember, that Ms. Stewart allegedly sold on an inside tip.)

Meanwhile, second-worst player Red Hat has been floundering since late last fall, when it both announced quarterly earnings that fell short of analysts’ expectations and warned of more trouble on the horizon.  Much of that trouble is coming in the form of competitive threats from rivals Novell and Sun Microsystems.  The stock caught a fair amount of buzz in May

www.Bridgeway.com

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when it was revealed that technology pioneer Michael Dell had invested nearly $100 million in Red Hat through an investment firm that manages his portfolio, but it failed to slow the continuing slide.

Top Ten Holdings

At quarter end, our largest sector weighting was in Consumer Non-cyclicals, which represented 24.3% of net assets, followed by Communications at 22.2% and Consumer Cyclicals at 21.9%. At the end of June, our top ten holdings represented eight different industries and accounted for 33.5% of total net assets. As indicated in the second table below, we are significantly over weighted in Communications and Consumer Cyclical stocks, while very significantly underweighted in Financials.

			Percent of
Rank	Description	Industry	Net Assets
1	Nordstrom Inc	Retail	4.9%
2	Nextel Communications Inc	Telecommunications	4.4%
3	Genentech Inc	Biotechnology	3.5%
4	Home Depot Inc	Retail	3.5%
5	Schlumberger Ltd	Oil & Gas Services	3.1%
6	UnitedHealth Group Inc	Healthcare-Services	3.1%
7	Fortune Brands Inc	Household Products/Wares	2.8%
8	Coach Inc	Apparel	2.8%
9	Motorola Inc	Telecommunications	2.7%
10	TXU Corp	Electric Utilities	2.7%
			33.5%

Industry Sector Representation as of June 30, 2005

	Large-Cap
	Growth Fund	S&P 500 Index	Difference
Basic Materials	1.5%	2.7%	-1.2%
Communications	22.2%	10.4%	11.8%
Consumer, Cyclical	21.9%	9.5%	12.4%
Consumer, Non-cyclical	24.3%	21.9%	2.4%
Energy	8.4%	8.8%	-0.4%
Financial	5.1%	20.3%	-15.2%
Industrial	4.8%	11.2%	-6.4%
Technology	9.1%	11.7%	-2.6%
Utilities	2.7%	3.5%	-0.8%
Total	100.0%	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version:  RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I

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know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part (although not in the Large-Cap Growth Fund) cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)

Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we

5

entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New Securities and Exchange Commission (“SEC”) disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

6

Two major cost categories, management fees and other operational expenses are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Large-Cap Growth Fund, the Directors were satisfied with the Fund’s expense ratio of 0.84% versus the 1.38% average for large-cap growth funds at that time.

The Large-Cap Growth Fund’s total management fee of 0.50% was less than the average management fee for large-cap growth funds of 0.72%.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow. Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving a portion of management fees in order to meet the Fund’s net expense ratio limit.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Large-Cap Growth Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

7

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we read them looking for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Large-Cap Growth Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$996.38	$4.16

Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,020.63	$4.21

*      Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 99.6%
	Advertising - 0.7%
	News Corp - Class A	17,544	$283,862

	Aerospace/Defense - 0.4%
	L-3 Communications Holdings Inc	2,000	153,160

	Agriculture - 0.5%
	Monsanto Co	3,800	238,906

	Apparel - 2.8%
	Coach Inc *	35,320	1,185,692

	Auto Manufacturers - 0.5%
	PACCAR Inc	3,000	204,000

	Biotechnology - 4.8%
	Amgen Inc *	9,000	544,140
	Genentech Inc *	19,000	1,525,320
			2,069,460

	Chemicals - 1.3%
	Dow Chemical Co	12,770	568,648

	Commercial Services - 0.8%
	Apollo Group Inc - Class A *	4,650	363,723

	Computers - 2.3%
	Apple Computer Inc *	5,000	184,050
	Dell Inc *	3,500	138,285
	Lexmark International Inc *	1,300	84,279
	NCR Corp *	14,400	505,728
	Network Appliance Inc *	2,500	70,675
			983,017

	Cosmetic/Personal Care - 2.3%
	Avon Products Inc	1,000	37,850
	Gillette Co	18,700	946,781
			984,631

	Distribution/Wholesale - 0.7%
	Fastenal Co	5,000	306,300

	Diversified Financial Services - 2.2%
	Franklin Resources Inc	12,200	939,156

	Electric Utilities - 2.7%
	TXU Corp	14,000	1,163,260

	Electronics - 0.7%
	Jabil Circuit Inc*	9,400	288,862

	Healthcare Products - 6.3%
	Biomet Inc	6,000	207,840
	C.R. Bard Inc	1,800	119,718
	Johnson & Johnson	2,000	130,000
	Medtronic Inc	4,400	227,876
	Patterson Companies Inc *	22,840	1,029,627
	Zimmer Holdings Inc *	13,160	1,002,397
			2,717,458

	Healthcare Services - 3.3%
	Laboratory Corp of American Holdings *	1,600	$79,840
	UnitedHealth Group Inc	25,716	1,340,832
	WellPoint Health Networks Inc *	60	4,178
			1,424,850

	Home Furnishings - 2.4%
	Harman International Industries Inc	12,740	1,036,526

	Household Products/Wares - 2.8%
	Fortune Brands Inc	13,520	1,200,576

	Insurance - 2.9%
	American International Group Inc	6,300	366,030
	The Progressive Corp	8,800	869,528
			1,235,558

	Internet - 5.0%
	eBay Inc *	29,160	962,572
	Symantec Corp *	42,920	933,081
	Yahoo! Inc *	7,220	250,173
			2,145,826

	Leisure Time - 0.4%
	Harley-Davidson Inc	3,600	178,560

	Lodging - 0.4%
	Marriott International Inc - Class A	2,500	170,550

	Machinery Diversified - 0.5%
	Deere & Co	1,750	114,608
	Rockwell Automation Inc	2,400	116,904
			231,512

	Media - 1.9%
	Walt Disney Co	33,200	835,976

	Mining - 0.2%
	Phelps Dodge Corp	1,000	92,500

	Miscellaneous Manufacturing - 3.2%
	3M Co	6,232	450,574
	Danaher Corp	14,800	774,632
	General Electric Co	4,000	138,600
			1,363,806

	Oil & Gas - 4.0%
	Burlington Resources Inc	4,600	254,104
	EOG Resources Inc	10,000	568,000
	Exxon Mobil Corp	11,200	643,664
	XTO Energy Inc	7,066	240,173
			1,705,941

	Oil & Gas Services - 3.7%
	Baker Hughes Inc	4,600	235,336
	Schlumberger Ltd	17,700	1,344,138
			1,579,474

10

Industry	Company	Shares	Value

	Pharmaceuticals - 3.2%
	Bristol-Myers Squibb Co	44,400	$1,109,112
	Caremark Rx Inc *	2,000	89,040
	Gilead Sciences Inc *	120	5,279
	Pfizer Inc	7,200	198,576
			1,402,007

	Pipelines - 0.8%
	Questar Corp	5,000	329,500

	Retail - 14.6%
	Best Buy Co Inc	10,430	714,977
	Chico’s FAS Inc *	5,000	171,400
	Home Depot Inc	38,960	1,515,544
	Lowe’s Companies Inc	10,340	601,995
	McDonald’s Corp	6,340	175,935
	Nordstrom Inc	31,070	2,111,828
	Staples Inc	25,890	551,975
	Starbucks Corp *	3,300	170,478
	Walgreen Co	5,900	271,341
			6,285,473

	Semiconductors - 3.1%
	Freescale Semiconductor Inc *	7,121	150,823
	Intel Corp	2,700	70,362
	Texas Instruments Inc	39,590	1,111,291
			1,332,476

	Software - 3.7%
	Adobe Systems Inc	5,400	154,548
	Autodesk Inc	7,200	247,464
	BMC Software Inc *	1,136	20,391
	Total System Services Inc	47,950	1,155,595
			1,577,998

	Telecommunications - 14.5%
	Cisco Systems Inc *	46,200	882,882
	Juniper Networks Inc *	5,700	143,526
	Motorola Inc	64,500	1,177,770
	Nextel Communications Inc - Class A *	58,180	1,879,796
	QUALCOMM Inc	33,500	1,105,835
	Scientific-Atlanta Inc	32,000	1,064,640
			6,254,449
	TOTAL COMMON STOCKS (Cost $36,292,621)		42,833,693

	MONEY MARKET MUTUAL FUNDS - 0.7%
	First American Treasury Obligations Fund - Class S	314,926	314,926
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $314,926)		314,926

	TOTAL INVESTMENTS - 100.3% (Cost $36,607,547)		$43,148,619
	Liabilities in Excess of Other Assets -(0.3%)		(160,399)
	NET ASSETS - 100.0%		$42,988,220

* Non-income producing security

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $36,607,547)	$43,148,619
Receivable for fund shares sold	39,001
Dividends receivable	39,197
Interest receivable	100
Prepaid expenses	11,014
Total assets	43,237,931

Liabilities:
Payable for fund shares redeemed	40,147
Payable for portfolio securities purchased	145,410
Accrued investment adviser fee	8,746
Accrued administration fee	1,774
Accrued trustees fee	741
Accrued distribution fee	3,044
Other payables	49,849
Total liabilities	249,711
Net Assets	$42,988,220

Net Assets Represent:
Paid-in capital	$41,429,372
Accumulated net investment loss	(3,388)
Accumulated net realized loss on investments	(4,978,836)
Net unrealized appreciation of investments	6,541,072
Net Assets	$42,988,220

Shares of common stock outstanding of $.001 par value, 100,000,000 Class N shares authorized	3,908,621
Net asset value per share	$11.00

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$363,468
Interest	1,078
Total investment income	364,546

Expenses:
Investment advisory fees - Base fees	227,644
Investment advisory fees- Performance adjustment	0
Administration fees	22,764
Accounting fees	55,290
Transfer agent fees	81,818
Tax preparation fees	13,008
Custody fees	15,776
Professional fees	10,683
Blue sky fees	13,513
Distribution fees	24,362
Trustees fees	3,073
Registration fees	6,471
Reports to shareholders	12,555
Miscellaneous	4,581
Total expenses before fees waived	491,538
Less investment advisory fees waived	(84,923)
Net expenses	406,615

Net Investment Loss	(42,069)

Net Realized and Unrealized Gain on Investments:
Net realized loss on investment securities	(4,425,461)
Net change in unrealized appreciation / depreciation on investments	5,692,548
Net realized and unrealized gain on investments	1,267,087

Net Increase in Net Assets Resulting from Operations	$1,225,018

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

		For the Period
	Year Ended	October 30, 2003 to
	June 30, 2005	June 30, 2004*

Operations:
Net investment loss	$(42,069)	$(31,395)
Net realized loss on investment securities	(4,425,461)	(553,376)
Net change in unrealized appreciation / depreciation on investments	5,692,548	848,524
Net increase in net assets from operations	1,225,018	263,753

Share Transactions:
Proceeds from sale of shares
Class N	16,123,492	44,636,671
Class R***	677,327	13,565,852
Cost of shares redeemed
Class N	(13,771,576)	(5,380,731)
Class R***	(13,293,605)	(1,057,981)
Net increase (decrease) in net assets from share transactions	(10,264,362)	51,763,811

Net increase (decrease) in net assets	(9,039,344)	52,027,564

Net Assets:
Beginning of period	52,027,564	0
End of period **	$42,988,220	$52,027,564

Shares Issued & Redeemed:
Issued
Class N	1,511,948	4,236,848
Class R***	65,728	1,277,545
Redeemed
Class N	(1,320,994)	(519,180)
Class R***	(1,242,365)	(100,909)
Net increase (decrease)	(985,683)	4,894,304
Outstanding at beginning of period	4,894,304	0
Outstanding at end of period	3,908,621	4,894,304

* Commenced operations on October 31, 2003.
** Including accumulated net investment loss of:	$(3,388)	$0
*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

See accompanying Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

Class N***

	Year Ended	For the Period
	June 30,	October 31, 2003 to
	2005	June 30, 2004**

Per Share Data
Net asset value, beginning of period	$10.63	$10.00
Income from investment operations:
Net investment loss^	0.00	(0.01)
Net realized and unrealized gain	0.37	0.64
Total from investment operations	0.37	0.63
Net asset value, end of period	$11.00	$10.63

Total Return+#	3.48%	6.30	%#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$42,988	$39,532
Ratios to average net assets:
Expenses after waivers and reimbursements	0.84%	0.84	%*
Expenses before waivers and reimbursements	1.03%	1.13	%*
Net investment loss after waivers and reimbursements	(0.04)%	(0.09	)%*

Portfolio turnover rate	20.2%	6.7%

*              Annualized

**           Commenced operations on October 31, 2003.

***         Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+             Total return would have been lower had various fees not been waived during the period.

#              Total returns for periods less than one year are not annualized.

^              Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

15

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1.  Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 Class N shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Large-Cap Growth Fund is a no-load, diversified fund that seeks to provide long-term total return of capital, primarily through capital appreication.

Bridgeway Capital Management, Inc. (the “Adviser”) is the Adviser.

2.  Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Growth Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other ivestments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to

16

distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification   Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is comprised of a Base Fee and a Performance Adjustment.  The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of –0.05% to a maximum of +0.05%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for the fiscal year ended June 30, 2005.  Through June 27, 2005, the expense limitation was 1.09% for the Class R shares.  For the fiscal year ended June 30, 2005, the Adviser waived advisory fees of $84,923.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

17

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  During the period July 1, 2004, to June 27, 2005, distribution fees of $24,362 were accrued to Class R shareholders of the Large-Cap Growth Fund.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $9,493,997 and $20,011,172, respectively, for the fiscal year ended June 30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$7,171,096

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(715,070)
Net unrealized appreciation	$6,456,026
Tax Cost	$36,692,593

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

There were no distributions paid by the Fund during the last two fiscal periods ended June 30, 2005 and 2004, respectively.

The Fund incurred a net loss from investment operations and made no distributions from net investment income during the fiscal year.

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$2,497,138	2013

The Fund has elected to defer to its fiscal year ending June 30, 2006, $2,396,652 of losses recognized during the period November 1, 2004 to June 30, 2005.

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Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized loss on investments	$(4,893,790)
Net unrealized appreciation of investments	6,456,026
Cumulative effect of other differences	(3,388)
Total	$1,558,848

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)

Paid-in	Undistributed Net	Accumulated Net
Capital	Investment Loss	Realized Loss
$(38,682)	$38,681	$1

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

7.  Change in Independent Registered Public Accounting Firm

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Large-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

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OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund did not pay any distributions per share.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on a proposal to approve an amendment to the Management Agreement for the performance fee calculation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

Proposals passed by the required majority of shareholders are described in the following table.

1.     To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
2,851,652	38,424	12,636

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 35% of the Fund.

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7.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

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	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)  The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)  The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)  Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)  John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

23

LARGE-CAP VALUE FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Large-Cap Value Shareholder,

Our Fund was up 3.84% for the June 2005 quarter, compared to a 1.67% gain for our primary market benchmark, the Russell 1000 Value Index, and a 1.33% return of our peer benchmark, the Lipper Large-Cap Value Index. I am very pleased with this “clean sweep.”

For the fiscal year ended June 30, 2005, the Fund returned 15.22% compared to a 14.06% return for our primary market benchmark, the Russell 1000 Value Index, and an 8.75% return of our peer benchmark, the Lipper Large-Cap Value Index.  Our fiscal year was also a clean sweep relative to our market and peer benchmarks and was strong enough to give us a lead since inception almost two years ago as well.

The table below presents our performance for the June quarter and 1 year, and annualized performance since inception, followed by a graph of performance since inception.

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	10/31/03 to
	6/30/05 (1)	6/30/05	6/30/05 (2)
Large-Cap Value Fund-Class N
Return Before Taxes	3.84%	15.22%	16.00%
Return After Taxes on Distributions (3)	N/A	14.90%	15.81%
Return After Taxes on Distributions And Sale of Fund Shares (3)	N/A	12.75%	13.59%
Russell 1000 Value Index	1.67%	14.06%	15.76%
Lipper Large-Cap Value Index	1.33%	8.75%	12.10%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.  The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Large-Cap Value Fund and Indexes from 10/31/03 (inception) to 12/31/04

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance – What Worked Well

Four of our stocks appreciated more than 20% in the June quarter.

Rank	Description	Industry	% Gain
1	Corning Inc	Telecommunications	49.3%
2	DR Horton Inc	Home Builders	28.6%
3	Centex Corp	Home Builders	23.4%
4	Nordstrom Inc	Retail	22.7%

Real estate, home construction and related industries have been one of the great economic sweet spots of the past few years, and this quarter was no exception. The S&P 1500 Homebuilding Index gained 36% in 2004, and was up another 27% this year through June 17.  That’s pretty impressive, but DR Horton, the country’s largest homebuilder and our second-place finisher, was up more than 30% in the second quarter alone.  Credit goes to fiscal second-quarter earnings, which showed a 55% increase over the same period in the previous year,  as well as to the momentum in the industry overall.

Meanwhile, fourth-place finisher Nordstrom spent the quarter hitting one all-time high price after another.  It wasn’t alone.  Department stores as a group have been doing well. In 2004, the S&P department-store index doubled the return of the S&P 1500 (an extended index of the market.)  But Nordstrom was particularly strong this quarter, helped by the mid-May announcement of first-quarter earnings (up 52% over the same period in the previous year) and by a 31% boost to the company’s shareholder dividend. Sales growth in Nordstrom’s high-end merchandise was impressive, and the company also benefited from improved cost-controls.

Quarterly Performance – What Didn’t Work

Only two stocks declined by more than 20%.

Rank	Description	Industry	% Gain
1	Archer-Daniels-Midland Co	Agriculture	-27.7%
2	United States Steel Corp	Iron/Steel	-32.4%

Agricultural conglomerate Archer-Daniels-Midland did well in the first part of the year, as nervous investors piled into its shares, which have traditionally been regarded as a good refuge in a shaky economic environment. But with the release, in

2

April, of ADM’s first-quarter numbers, the stock changed direction. High energy costs had taken a deep bite out of the company’s operating profits, which were down 24%, and earnings had come in significantly below analysts’ expectations. ADM did get a bit of a tailwind when Congress mandated that gasoline must be mixed with ethanol – ADM grows a lot of corn, from which ethanol is made. But it wasn’t enough.

Nor was momentum enough to keep U.S. Steel headed in the right direction. The stock had a great ride in 2004; it was up more than 40% for the year. But the stock spent this quarter heading south, after the CEO remarked on national television that he thought China – whose demand for steel has been fueling the industry’s growth – was about to become a net exporter of steel, flooding the market with cheap product.

Fiscal Year Performance – What Worked Well

The year’s best performers is a very attractive list.  Thirteen stocks gained more than 40% for the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	Aetna Inc.	Healthcare-Services	94.9%
2	DR Horton Inc.	Home Builders	76.6%
3	Occidental Petroleum Corp.	Oil & Gas	58.9%
4	Federated Department Stores	Retail	57.5%
5	Edison International	Electric	56.9%
6	Centex Corp.	Home Builders	54.5%
7	ConocoPhillips	Oil & Gas	50.7%
8	NCR Corp.	Computers	48.3%
9	Nordstrom Inc.	Retail	47.0%
10	Duke Energy Corp.	Electric	46.5%
11	Cigna Corp.	Insurance	44.9%
12	Anthem Inc (acquired by WellPoint Inc., combined return)	Healthcare-Services	44.9%
13	Lennar Corp	Home Builders	41.9%

As we noted above, homebuilders were great stocks to own this year, as were many energy stocks, thanks to the run-up in oil prices.  Retail also fared well. It seems that insurance stocks would have had a lousy year, since several of the most prominent companies in the industry have been under a very ugly, very public investigative spotlight. But somebody must have neglected to give Aetna the memo. One of the country’s largest providers of health, dental, and long-term-care insurance, Aetna just kept climbing, spurred by back-to-back double-digit earnings growth, a growth in its subscriber base, higher market share, and tighter cost controls.  A stock split in late February didn’t hurt, nor did a handful of smart acquisitions.

Edison International is the once-troubled California electrical utility.  Once upon a time, it was unheard of for utility stocks to gain nearly 60% in a year.  You owned them for their stability and their traditionally high dividends – almost like bonds with a little growth potential. But those days sure are gone.  For example, Edison’s earnings for the first quarter of 2005 were up more than 100% over the same period in 2004, soundly beating analysts’ expectations.  And far from being a sleepy old steady-eddie, Edison made some of its gains off investments in an emerging-markets utilities fund.

Fiscal Year Performance – What Didn’t Work

Although no Large-Cap Value company lost more than 40% for the year, the Fund’s worst performer was Ford Motor Co., down 34.6%, followed by United States Steel Corp, down 33.8%.

www.Bridgeway.com

3

Top Ten Holdings

At quarter end, our largest sector weighting was in Financial, which represented 26.2% of net assets, followed by Consumer Cyclicals at 14.7% and Energy at 14.4%. Equally dramatic is our underweighting relative to the broader market of Consumer Non-cyclical and Technology stocks.  Reflecting the strong diversification of our Fund, our top ten holdings represented just 25.7% of total net assets at the end of June.  They represented eight different industries.

			Percent of
Rank	Description	Industry	Net Assets
1	Aetna Inc	Healthcare-Services	3.4%
2	ChevronTexaco Corp	Oil & Gas	3.1%
3	Duke Energy Corp	Electric	2.8%
4	Occidental Petroleum Corp	Oil & Gas	2.7%
5	Textron Inc	Miscellaneous Manufacturing	2.7%
6	ConocoPhillips	Oil & Gas	2.4%
7	DR Horton Inc	Home Builders	2.3%
8	Berkshire Hathaway Inc	Insurance	2.1%
9	Phelps Dodge Corp	Mining	2.1%
10	Juniper Networks Inc	Telecommunications	2.1%
			25.7%

Industry Sector Representation as of June 30, 2005

	Large-Cap
	Value Fund	S&P 500 Index	Difference
Basic Materials	3.5%	2.7%	0.8%
Communications	13.2%	10.4%	2.8%
Consumer, Cyclical	14.7%	9.5%	5.2%
Consumer, Non-cyclical	7.5%	21.9%	-14.4%
Energy	14.4%	8.8%	5.6%
Financial	26.2%	20.3%	5.9%
Industrial	10.4%	11.3%	-0.9%
Technology	1.2%	11.7%	-10.5%
Utility	8.9%	3.5%	5.4%
Total	100.0%	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version:  RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)  I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

4

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)  Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together

5

an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New Securities and Exchange Commission (“SEC”) disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Large-Cap Value Fund, the Directors were satisfied with the Fund’s expense ratio of 0.84% versus the 1.38% average for large-cap value funds at that time.

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While the Large-Cap Value Fund’s total management fee of 0.50% was less than the average management fee for large cap value funds of 0.71%. The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and was satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow. Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving a portion of management fees in order to meet the Fund’s net expense ratio limit. The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Large-Cap Value Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

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Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we read them looking for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Large-Cap Value Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,035.04	$4.23
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,020.57	$4.20

*       Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value
	COMMON STOCKS - 100.4%
	Aerospace/Defense - 1.4%
	Northrop Grumman Corp	6,800	$375,700

	Agriculture - 1.3%
	Bunge Ltd	5,600	355,040

	Auto Manufacturers - 1.6%
	Ford Motor Co	41,500	424,960

	Banks - 5.3%
	AmSouth Bancorp	11,600	301,600
	Bank of America Corp	9,008	410,855
	KeyCorp	13,000	430,950
	US Bancorp	10,300	300,760
			1,444,165

	Building Materials - 0.1%
	Eagle Materials Inc	133	12,314

	Chemicals - 0.4%
	Eastman Chemical Co	2,000	110,300

	Computers - 1.2%
	Affiliated Computer Services
	Class A - Inc*	2,000	102,200
	NCR Corp *	6,600	231,792
			333,992

	Diversified Financial Services - 12.2%
	Bear Stearns Companies Inc	4,534	471,264
	Citigroup Inc	10,040	464,149
	Countrywide Financial Corp	7,778	300,308
	E*Financial Corp.*	39,600	554,004
	FHLMC	2,500	163,075
	Goldman Sachs Group Inc	4,800	489,696
	JP Morgan Chase & Co	10,850	383,222
	Lehman Brothers Holdings Inc	2,070	205,510
	Morgan Stanley & Co	6,200	325,314
			3,356,542

	Electric - 6.9%
	American Electric Power Inc	5,500	202,785
	Duke Energy Corp	26,100	775,953
	Edison International	10,000	405,500
	Southern Co	15,050	521,784
			1,906,022

	Electric Utilities - 0.6%
	TXU Corp	2,000	166,180

	Electronics - 0.2%
	Parker Hannifin Corp	1,000	62,010

	Forest Products & Paper - 0.6%
	Georgia-Pacific Corp	5,500	174,900

	Gas - 1.4%
	KeySpan Corp	8,300	337,810
	Sempra Energy	900	37,179
			374,989

	Hand/Machine Tools - 1.3%
	Black & Decker Corp	4,000	359,400

	Healthcare Products - 1.4%
	Zimmer Holdings Inc *	5,000	$380,850

	Healthcare Services - 4.8%
	Aetna Inc	11,300	935,866
	WellPoint Health Networks Inc *	5,400	376,056
			1,311,922
	Home Builders - 7.6%
	Centex Corp	7,840	554,053
	DR Horton Inc	16,960	637,864
	KB Home	2,000	152,460
	Lennar Corp - Class A	8,260	524,097
	Pulte Homes Inc	2,560	215,680
			2,084,154

	Insurance - 8.1%
	Allstate Corp	3,760	224,660
	American International Group Inc	7,700	447,370
	Berkshire Hathaway Inc - Class B *	210	584,535
	Cigna Corp	4,600	492,338
	Prudential Financial Inc	3,000	196,980
	Safeco Corp	5,264	286,046
			2,231,929

	Iron/Steel - 0.4%
	United States Steel Corp	3,000	103,110

	Machinery Diversified - 1.0%
	Deere & Co	4,000	261,960

	Media - 3.9%
	Liberty Global Inc - Class A *	1,470	68,605
	Liberty Media Corp - Class A *	44,600	454,474
	Time Warner Inc *	26,900	449,499
	Walt Disney Co	4,000	100,720
			1,073,298

	Mining - 2.1%
	Phelps Dodge Corp	6,200	573,500

	Miscellaneous Manufacturing - 2.7%
	Textron Inc	9,700	735,745

	Office/Business Equipment - 0.0%^
	Xerox Corp *	300	4,137

	Oil & Gas - 14.4%
	Amerada Hess Corp	4,780	509,118
	Chesapeake Energy Corp	7,000	159,600
	ChevronTexaco Corp	15,000	838,800
	ConocoPhillips	11,600	666,884
	Kerr-McGee Corp	1,991	151,933
	Occidental Petroleum Corp	9,600	738,528
	Sunoco Inc	1,000	113,680
	Unocal Corp	6,000	390,300
	Valero Energy Corp	5,000	395,550
			3,964,393

	Pharmaceuticals - 0.0%^
	Bristol-Myers Squibb Co	400	9,992

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Industry	Company	Shares	Value

	Retail - 5.6%
	Costco Wholesale Corp	3,000	$134,460
	CVS Corp	11,480	333,723
	Federated Department Stores Inc	2,400	175,872
	Foot Locker Inc	1,000	27,220
	The Home Depot Inc	3,000	116,700
	JC Penny Co Inc	7,000	368,060
	Nordstrom Inc	3,000	203,910
	Office Depot Inc *	3,000	68,520
	Sears Holdings Corp *	800	119,896
			1,548,361

	Savings and Loans - 0.7%
	Golden West Financial Corp	3,200	206,016

	Telecommunications - 9.4%
	AT&T Corp	26,700	508,368
	BellSouth Corp	3,000	79,710
	Corning Inc *	22,600	375,612
	Juniper Networks Inc *	22,775	573,474
	Lucent Technologies Inc *	107,300	312,243
	SBC Communications Inc	10,400	247,000
	Verizon Communications Inc	14,030	484,737
			2,581,144

	Transportation - 3.8%
	Burlington Northern
	Santa Fe Corp	3,000	141,240
	FedEx Corp	5,000	405,050
	Norfolk Southern Corp	16,250	503,100
			1,049,390
	TOTAL COMMON STOCKS
	(Cost $23,375,138)		27,576,415

	TOTAL INVESTMENTS - 100.4% (Cost $23,375,138)		$27,576,415
	Liabilities in Excess of Other Assets - (0.4%)		(100,268)
	NET ASSETS - 100.0%		$27,476,147

* Non-income producing security

^ Less than 0.05% of net assets

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $23,375,138)	$27,576,415
Receivable for portfolio securities sold	142,635
Receivable for fund shares sold	54,815
Dividends receivable	20,646
Interest receivable	319
Prepaid expenses	14,602
Total assets	27,809,432

Liabilities:
Cash overdraft	97,267
Payable for fund shares redeemed	84,000
Payable for portfolio securities purchased	75,504
Accrued investment adviser fee	35,940
Accrued administration fee	1,125
Accrued trustees fee	353
Accrued distribution fee	1,006
Other payables	38,090
Total liabilities	333,285
Net Assets	$27,476,147

Net Assets Represent:
Paid-in capital	$23,675,265
Undistributed net investment income	192,842
Accumulated net realized loss on investments	(593,237)
Net unrealized appreciation of investments	4,201,277
Net Assets	$27,476,147

Shares of common stock outstanding of $.001 par value, 100,000,000 Class N shares authorized	2,163,925
Net asset value per share	$12.70

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends	$516,330
Interest	1,259
Total investment income	517,589

Expenses:
Investment advisory fees - Base fees	124,407
Investment advisory fees - Performance adjustment	(361)
Administration fees	12,441
Accounting fees	54,981
Transfer agent fees	41,593
Tax preparation fees	11,283
Custody fees	4,867
Professional fees	4,493
Blue sky fees	8,092
Distribution fees	7,394
Trustees fees	1,874
Registration fees	2,909
Reports to shareholders	5,895
Miscellaneous	1,639
Total expenses before fees waived	281,507
Less investment advisory fees waived	(65,893)
Net expenses	215,614

Net Investment Income	301,975

Net Realized and Unrealized Gain on Investments:
Net realized loss on investment securities	(569,611)
Net change in unrealized appreciation / depreciation on investments	3,701,172
Net realized and unrealized gain on investments	3,131,561

Net Increase in Net Assets Resulting from Operations	$3,433,536

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

		For the Period
	Year Ended	October 31, 2003 to
	June 30, 2005	June 30, 2004 *

Operations:
Net investment income	$301,975	$85,674
Net realized loss on investment securities	(569,611)	(23,626)
Net change in unrealized appreciation / depreciation on investments	3,701,172	500,105
Net increase in net assets from operations	3,433,536	562,153

Distributions:
From net investment income - Class N	(178,134)	0
From net investment income - Class R***	(16,866)	0
Net decrease in net assets from distributions	(195,000)	0

Share Transactions:
Proceeds from sale of shares
Class N	11,032,282	25,134,529
Class R***	365,369	3,617,947
Reinvestment of distributions
Class N	176,053	0
Class R***	16,866	0
Cost of shares redeemed
Class N	(7,191,337)	(5,075,457)
Class R***	(3,989,586)	(411,208)
Net increase in net assets from share transactions	409,647	23,265,811

Net increase in net assets	3,648,183	23,827,964

Net Assets:
Beginning of period	23,827,964	0
End of period **	$27,476,147	$23,827,964

Shares Issued & Redeemed:
Issued
Class N	3,102,238	2,323,344
Class R***	30,950	328,292
Distributions reinvested
Class N	14,337	0
Class R***	1,374	0
Redeemed
Class N	(2,806,760)	(469,233)
Class R***	(323,547)	(37,070)
Net increase	18,592	2,145,333
Outstanding at beginning of period	2,145,333	0
Outstanding at end of period	2,163,925	2,145,333

*	Commenced operations on October 31, 2003.
**	Including undistributed net investment income of:	$192,842	$85,674
***	Effective June 27, 2005, Class R shares were converted into Class N shares.

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

Class N***

	Year Ended	For the Period
	June 30,	October 31, 2003 to
	2005	June 30, 2004 **

Per Share Data
Net asset value, beginning of period	$11.11	$10.00
Income from investment operations:
Net investment income^	0.14	0.03
Net realized and unrealized gain	1.55	1.08
Total from investment operations	1.69	1.11
Less distributions to shareholders:
Net investment income	(0.10)	0.00
Total distributions	(0.10)	0.00
Net asset value, end of period	$12.70	$11.11

Total Return+	15.22%	11.10	%#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$27,476	$20,598
Ratios to average net assets:
Expenses after waivers and reimbursements	0.84%	0.84	%*
Expenses before waivers and reimbursements	1.10%	1.52	%*
Net investment income after waivers and reimbursements	1.24%	0.86	%*

Portfolio turnover rate	30.0%	11.3%

*	Annualized
**	Commenced operations on October 31, 2003.
***	Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.
+	Total return would have been lower had various fees not been waived during the period.
#	Total returns for periods less than one year are not annualized.
^	Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 Class N shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Large-Cap Value Fund is a no-load, diversified fund that seeks to provide long-term total return of capital, primarily through capital appreciation and some income.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Value Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

16

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification   Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance adjustment.  The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of –0.05% to a maximum of +0.05%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for the fiscal year ended June 30, 2005.  Through June 27, 2005, the expense limitation was 1.09% for the Class R shares.  For the fiscal year ended June 30, 2005, the Adviser waived Advisory fees of $65,893.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

17

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  During the period July 1, 2004, to June 27, 2005, distribution fees of $7,394 were accrued to Class R shareholders.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $8,089,063 and $7,498,943, respectively, for the fiscal year ended June 30, 2005.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$4,974,449

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(773,172)
Net unrealized appreciation	$4,201,277
Tax Cost	$23,375,138

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$195,000	$0
Long-Term Capital Gain	0	0
Total	$195,000	$0

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$413,746	2013

The Fund has elected to defer to its fiscal year ending June 30, 2006, $179,491 of losses recognized during the period November 1, 2004 to June 30, 2005.

18

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Undistributed net investment income	$196,230
Accumulated net realized loss on investments	(593,237)
Net unrealized appreciation of investments	4,201,277
Cumulative effect of other timing differences	(3,388)
Total	$3,800,882

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in	Undistributed Net
Capital	Investment Income
$(193)	$193

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of certain expenses.

7.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Large-Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large-Cap Value Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

20

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, 100% of the dividends paid by the Fund from net investment income qualifies for the corporate dividends received deduction.

Also during the fiscal year ended June 30, 2005, 100% of distributions of ordinary income met the requirements regarding qualified dividend income.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Ordinary Income Dividend	$0.0971

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge , upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on a proposal to approve an amendment to the Management Agreement for the performance fee calculation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

Proposals passed by the required majority of shareholders are described in the following table.

1.               To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
1,713,660	12,755	15,914

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 33% of the Fund.

21

7.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines,Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

22

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)  The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)  The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)  Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)  John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

23

AGGRESSIVE INVESTORS 2 FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund had a positive return of 3.52% in the June quarter compared to 1.37% for the S&P 500 Index, our primary market benchmark, and 1.62% for our peer benchmark, the Lipper Capital Appreciation Funds Index.  Not an exciting quarter, but we beat our primary and peer benchmarks in positive territory, and I am pleased.

For the fiscal year ended June 30, 2005, the Fund returned 15.45% compared to 6.32% for the S&P 500 Index, our primary market benchmark, and 6.68% for our peer benchmark, the Lipper Capital Appreciation Funds Index.  I am pleased that the Fund has beaten the S&P 500 Index in each of the fiscal years since it’s inception in October, 2001.

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission (“SEC”).

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	10/31/01 to
	6/30/05 (1)	6/30/05	6/30/05 (2)
Aggressive Investors 2 Fund
Return Before Taxes	3.52%	15.45%	11.13%
Return After Taxes on Distributions (3)	N/A	15.45%	11.13%
Return After Taxes on Distributions (3) And Sale of Fund Shares	N/A	13.13%	9.65%
S&P 500 Index (large companies)	1.37%	6.32%	5.04%
Russell 2000 Index (small companies)	4.32%	9.45%	13.01%
Lipper Capital Appreciation Funds Index	1.62%	6.68%	5.51%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call
1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance (with dividends reinvested) of the 2,000 companies that are between the 1,000th and 3,000th largest in the market.  The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

According to data from Lipper, Inc. at the end of June, the Aggressive Investors 2 Fund ranked 45th of 446 capital appreciation funds over the last twelve months and 44th of 336 funds since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Aggressive Investors 2 Fund and Indexes from 10/31/01 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance—What Worked Well

Nine stocks gained more than 20% in the June quarter:

Rank	Description	Industry	% Gain
1	Southwestern Energy Co	Oil & Gas	62.5%
2	Kos Pharmaceuticals Inc	Pharmaceuticals	57.2%
3	Building Material Holding Corp	Distribution/Wholesale	55.8%
4	Hansen Natural Corp	Beverages	41.1%
5	Coldwater Creek Inc	Retail	34.8%
6	LCA-Vision Inc	Healthcare-Products	29.6%
7	Toll Brothers Inc	Home Builders	28.8%
8	Tesoro Corp	Oil & Gas	25.7%
9	SurModics Inc	Healthcare-Products	24.9%

Oil prices have continued to climb, but while energy stocks dominated our list of winners last quarter, this quarter’s list is a bit more diversified. Second on the list, for example, is Kos Pharmaceuticals, which went into the quarter having recently released stunning 2004 numbers.  Kos faces a competitive threat concerning its cholesterol-lowering drug Nisapan, which represents some two-thirds of the company’s sales, but so far, at least, investors don’t seem worried.

Another top performer Hansen Natural also entered the quarter on a wave of good news.  In mid-March the company announced that profits for its fiscal fourth quarter had increased nearly six-fold over the same period the previous year, thanks in large part to sales of Hansen’s “Monster Energy” drinks.  The Monster continued to roar in the first fiscal quarter of the new year, with earnings quadrupling over the previous year.  We’d call that seriously energetic.

A similar story was in place for retailer (and fifth-place finisher) Coldwater Creek, which boosted earnings by 60% in this year’s first quarter, after a 72% increase in the fourth quarter of last year.  The Motley Fool calls the company’s number “flat out amazing,” and I’d have to agree.

2

Quarterly Performance—What Didn’t Work

On the other side of the ledger, five stocks declined more than 20% in the June quarter:

Rank	Description	Industry	% Loss
1	Oregon Steel Mills Inc	Iron/Steel	-33.8%
2	Commercial Metals Co	Metal Fabricate/Hardware	-30.3%
3	Deckers Outdoor Corp	Apparel	-26.7%
4	Petroleum Development Corp	Oil & Gas	-25.3%
5	AK Steel Holding Corp	Iron/Steel	-22.2%

Steel stocks came in for a lot of pain this quarter, thanks to a combination of over-capacity and soft demand, particularly from the beleaguered auto industry.  Worst-performer Oregon Steel Mills compounded the problem in mid-June by announcing that it was cutting its second-quarter earnings projections by about 12%, because a series of problems had left the company unable to deliver some $34 million worth of product.  (The product will be delivered, the company says, and the revenue booked in the third quarter, but investors don’t appear completely convinced.)

But not all of the losers were in steel.  Deckers Outdoor Corp., for example, makes footwear, particularly the popular Teva sandals and so-ugly-they’re-cool Ugg boots.  The stock had been doing fine until late April, when the company “missed” its first-quarter numbers by one penny per share.  Although the company noted at the time that sales for the Fall were already running ahead of projections, the stock took a dramatic dive.

Fiscal Year Performance—What Worked Well

The fiscal year “best stocks” list is a pretty one.  Fourteen stocks gained more than 40% in the fiscal year ended June 30, 2005:

Rank	Description	Industry	% Gain
1	TXU Corp	Electric	106.2%
2	Apple Computer Inc	Computers	76.2%
3	Kos Pharmaceuticals Inc	Pharmaceuticals	74.7%
4	Coldwater Creek Inc	Retail	71.7%
5	Urban Outfitters Inc	Retail	66.5%
6	American Eagle Outfitters	Retail	65.4%
7	Occidental Petroleum Corp	Oil & Gas	58.9%
8	Chesapeake Energy Corp	Oil & Gas	54.9%
9	Autodesk Inc	Software	54.2%
10	Cognizant Tech. Solutions Corp	Computers	47.8%
11	Building Material Holding Corp	Distribution/Wholesale	46.6%
12	NS Group Inc	Metal Fabricate/Hardware	44.5%
13	Hansen Natural Corp	Beverages	42.2%
14	LCA-Vision Inc	Healthcare-Products	40.3%

The June quarter was so strong that it propelled several stocks onto the winners’ list for the year, including top-place finisher TXU, Coldwater Creek, Hansen Natural, Kos Pharmaceuticals, and Building Material Holding Corp. Then there’s Autodesk, which had a miserable first quarter, but recovered so nicely—and, more importantly, had done so well in the second half of calendar 2004—that it earns a solid spot on the list of the year’s top performers.

If Autodesk is a reminder that performance streaks (including Autodesk’s poor first quarter) may be temporary, some other stocks on this list prove that sometimes performance streaks hold up.  Apple Computer, for example, was a winner for us in 2004 and also in this year’s first quarter; that iPod gizmo just keeps going and going.  And both Chesapeake Energy and Valero Energy were top performers in the first quarter, after strong showings in calendar 2004, attesting to the lasting power of energy stocks in the current market.  As we’ve noted before, these two companies also show up on lists of the best U.S. companies to work for, which doubles our satisfaction in owning them.

www.Bridgeway.com

3

Fiscal Year Performance—What Didn’t Work

Six stocks declined more than 40% in the fiscal year ending June 30, 2005:

Rank	Description	Industry	% Loss
1	Carrier Access Corp	Telecommunications	-48.7%
2	Oregon Steel Mills Inc	Iron/Steel	-47.8%
3	Eon Labs Inc	Pharmaceuticals	-46.2%
4	Gevity HR Inc	Commercial Services	-43.4%
5	ImClone Systems Inc	Pharmaceuticals	-42.6%

As we noted above, steel stocks, like Oregon Steel Mills, have fared poorly since the beginning of the year. By late May, the price of hot-rolled steel had dropped by more than 18%, and analysts were making unhappy revisions to all their projections for calendar 2005.

ImClone Systems, by contrast, is less a sector story than a tale of one company’s woes.  The company’s wagon is hitched pretty firmly to the fortunes of a single drug, called Erbitux, on which ImClone is partnered with Bristol-Myers Squibb.  Erbitux has been approved by the FDA for treating colorectal cancer, and a study released in mid-June indicates that it is also effective on cancers of the head and neck.  All that should be good news, but the drug is facing some significant competitive threats, and the company itself is still under something of a cloud stemming from its role in the Martha Stewart insider-trading scandal. (It was ImClone stock, you’ll remember, that Ms. Stewart allegedly sold on an inside tip.)

Top Ten Holdings

The Short Version:  Our Fund is more diversified than it has tended to be in the past.

At quarter end, Energy comprised our largest sector representation, at 20.1% of net assets, followed closely by Consumer Cyclicals at 19.3% and then Communications at 15.4%.  Our commitment to basic materials and technology declined significantly during the quarter.  It was offset by a substantial increase in communication and energy stocks.  Also noteworthy is the fact that Financials represent a much lower percentage of our Fund than both the market and our historical average.

Our top ten holdings now represent a scant (for us) 31.0% of total net assets, lean by historical standards for this Fund.  This is the first time I can remember it being less than the average of other domestic equity funds, based on data from Morningstar.  Thanks to dramatic trimming of our position in Apple Computer, we no longer have a single holding above 5% of the Fund (though I don’t expect that to remain true indefinitely.)  Here are our largest holdings:

			Percent of
Rank	Description	Industry	Net Assets
1	CONSOL Energy Inc	Coal	4.8%
2	Goodyear Tire & Rubber Co/The	Auto Parts & Equipment	3.8%
3	American Eagle Outfitters Inc	Retail	3.2%
4	ADC Telecommunications Inc	Telecommunications	3.1%
5	Itron Inc	Electronics	3.0%
6	Marvell Technology Group Ltd	Semiconductors	2.9%
7	Hansen Natural Corp	Beverages	2.7%
8	BellSouth Corp	Telecommunications	2.5%
9	SBC Communications Inc	Telecommunications	2.5%
10	Bristol-Myers Squibb Co	Pharmaceuticals	2.5%
			31.0%

4

Industry Sector Representation as of June 30, 2005

	Aggressive
	Investors 2 Fund	S&P 500 Index	Difference
Basic Materials	3.6%	2.7%	0.9%
Communications	15.4%	10.4%	5.0%
Consumer, Cyclical	19.3%	9.5%	9.8%
Consumer, Non-cyclical	15.0%	21.9%	-6.9%
Diversified	0.8%	0.0%	0.8%
Energy	20.1%	8.8%	11.3%
Financial	4.2%	20.3%	-16.1%
Industrial	9.4%	11.2%	-1.8%
Technology	9.8%	11.7%	-1.9%
Utilities	2.4%	3.5%	-1.1%
Total	100.0%	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)  I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.

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In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)

Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

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Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,” even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to Aggressive Investors 2 Fund, the Directors were satisfied with the Fund’s expense ratio of 1.37% versus the 1.77% average for aggressive growth funds at that time.

While the Aggressive Investors 2 Fund’s total management fee (base fee plus performance fee adjustment as of March 31) of 1.11% exceeded the average management fee for aggressive growth funds of 0.82%, the Directors found the relatively higher fee level to be acceptable in light of the Fund’s superior performance history.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

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The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  The Aggressive Investors 2 Fund has opportunities for growth through new investments.  If assets also grow substantially due to either performance or new investment, the base portion of the management fee would decline slightly due to break-points in the management fee.  Asset levels increased steadily during the year, and management was able to drive the overall expense ratio down somewhat through general cost savings efforts and efficiencies. Therefore, some economies of scale were passed on to the shareholders as they were realized.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Aggressive Investors 2 Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding or Fund applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee

8

and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.  Investments in the small companies held by this multi-cap fund carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Other investing techniques, such as the use of options and futures, may also add to risk.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we read them looking for ways to improve our service.

Sincerely,

John Montgomery

9

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Aggressive Investors 2 Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,043.23	$7.01
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,017.93	$6.92

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

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SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 99.3%
	Agriculture - 1.8%
	Bunge Ltd	22,300	$1,413,820
	Monsanto Co	22,400	1,408,288
			2,822,108

	Auto Parts & Equipment - 3.8%
	The Goodyear Tire & Rubber Co*	396,000	5,900,400

	Banks - 1.5%
	US Bancorp	79,000	2,306,800

	Beverages - 2.7%
	Hansen Natural Corp*	49,900	4,227,528

	Biotechnology - 3.1%
	Affymetrix Inc*	61,400	3,311,302
	Genentech Inc*	18,300	1,469,124
			4,780,426

	Chemicals - 3.6%
	Lyondell Chemical Co	120,200	3,175,684
	Potash Corp of Saskatchewon Inc	25,000	2,389,500
			5,565,184

	Coal - 5.7%
	CONSOL Energy Inc	141,100	7,560,138
	Foundation Coal Holdings Inc	52,000	1,348,880
			8,909,018

	Computers - 5.1%
	Apple Computer Inc*	80,300	2,955,843
	Cognizant Technology Solutions Corp*	63,600	2,997,468
	Micros Systems Inc*	45,300	2,027,175
			7,980,486

	Cosmetics/Personal Care - 1.0%
	Chattem Inc*	36,100	1,494,540

	Distribution/Wholesale - 3.0%
	Building Material Holding Corp	31,200	2,161,848
	WESCO International Inc*	81,600	2,560,608
			4,722,456

	Electric - 1.5%
	TXU Corp	27,700	2,301,593

	Electronics - 3.0%
	Itron Inc*	106,200	4,745,016

	Gas - 1.0%
	UGI Corp	53,400	1,489,860

	Healthcare Products - 2.1%
	LCA-Vision Inc	67,300	3,261,358

	Holding Companies Diversified - 0.8%
	Walter Industries Inc	32,300	1,298,460

	Home Builders - 4.7%
	Hovnanian Enterprises Inc*	25,100	$1,636,520
	KB Home	32,400	2,469,852
	Toll Brothers Inc*	31,200	3,168,360
			7,274,732

	Insurance - 0.8%
	White Mountains Insurance
	Group Ltd	2,100	1,324,890

	Internet - 3.9%
	Digital River Inc*	85,500	2,714,625
	j2 Global
	Communications Inc*	70,200	2,417,688
	Yahoo! Inc*	28,600	990,990
			6,123,303

	Machinery Diversified - 1.5%
	Cummins Inc	15,400	1,148,994
	Deere & Co	17,300	1,132,977
			2,281,971

	Metal Fabricate/Hardware - 1.6%
	NS Group Inc*	78,700	2,558,537

	Oil & Gas - 10.3%
	Chesapeake Energy Corp	85,060	1,939,368
	ConocoPhillips	38,000	2,184,620
	Occidental Petroleum Corp	22,300	1,715,539
	Southwestern Energy Co*	32,600	1,531,548
	Sunoco Inc	27,000	3,069,360
	Tesoro Petroleum Corp	50,800	2,363,216
	Valero Energy Corp	42,300	3,346,353
			16,150,004

	Oil & Gas Services - 3.9%
	Cal Dive International Inc*	58,939	3,086,635
	Hydril Co*	24,100	1,309,835
	Premcor Inc	22,100	1,639,378
			6,035,848

	Pharmaceuticals - 4.2%
	Bristol-Myers Squibb Co	154,900	3,869,402
	Kos Pharmaceuticals Inc*	42,100	2,757,550
			6,626,952

	Real Estate - 0.8%
	Brascan Corp	33,700	1,285,992

	Retail - 7.7%
	American Eagle
	Outfitters Inc	160,600	4,922,390
	Coldwater Creek Inc*	73,950	1,842,095
	Nordstrom Inc	24,200	1,644,874
	Urban Outfitters Inc*	63,000	3,571,470
			11,980,829

	Savings & Loans - 1.0%
	Washington Mutual Inc	38,000	1,546,220

	Semiconductors - 2.9%
	Marvell Technology
	Group Ltd*	117,900	4,484,916

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Industry	Company	Shares	Value

	Software - 1.7%
	Autodesk Inc	78,500	$2,698,045

	Telecommunications - 11.4%
	ADC
	Telecommunications Inc*	218,800	4,763,276
	America Movil S.A. de C.V.	41,000	2,444,010
	BellSouth Corp	146,600	3,895,162
	Comtech Telecommunications Corp*	38,800	1,266,044
	SBC Communications Inc	163,600	3,885,500
	Verizon Communications Inc	44,900	1,551,295
			17,805,287

	Transportation - 3.2%
	General Maritime Corp	39,900	1,691,760
	OMI Corp	68,000	1,292,680
	Overseas Shipholding Group Inc	33,300	1,986,345
			4,970,785
	TOTAL COMMON STOCKS (Cost $127,468,848)		154,953,544

	PURCHASED CALL OPTIONS - LONG - 0.3%
	Apple Computer Inc*
	expiring Jul 05 at $42.50	250	5,625
	expiring Oct 05 at $42.50	250	38,750
	CONSOL Energy Inc*
	expiring Oct 05 at $55.00	200	76,000
	Digital River Inc*
	expiring Sept 05 at $30.00	400	152,000
	Lyondell Chemical Co*
	expiring Sept 05 at $25.00	450	114,750
	TOTAL PURCHASED CALL OPTIONS (Cost $434,690)		387,125

	MONEY MARKET MUTUAL FUNDS - 6.4%
	First American Treasury Obligations Fund - Class S	10,057,392	10,057,392
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $10,057,392)		10,057,392

	TOTAL INVESTMENTS - 106.0% (Cost $137,960,930)		$165,398,061
	Liabilities In Excess of Other Assets - (6.0%)		(9,344,677)
	NET ASSETS - 100.0%		$156,053,384

* Non-income producing security

See accompanying Notes to Financial Statements.

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STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $137,960,930)	$165,398,061
Cash	4,941
Receivable for portfolio securities sold	127,513
Receivable for fund shares sold	454,176
Dividends receivable	119,208
Interest receivable	4,740
Prepaid expenses	4,577
Total assets	166,113,216

Liabilities:
Payable for fund shares redeemed	108,773
Payable for portfolio securities purchased	9,724,373
Accrued investment adviser fee	153,331
Accrued administration fee	6,267
Accrued trustees fee	3,506
Other payables	63,582
Total liabilities	10,059,832
Net Assets	$156,053,384

Net Assets Represent:
Paid-in capital	$129,683,286
Accumulated net realized loss on investments	(1,067,033)
Net unrealized appreciation of investments	27,437,131
Net Assets	$156,053,384

Shares of common stock outstanding of $.001 par value, 130,000,000 shares authorized	10,599,330
Net asset value per share	$14.72

See accompanying Notes to Financial Statements.

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STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $1,466)	$1,157,233
Interest	81,540
Total investment income	1,238,773

Expenses:
Investment advisory fees - Base fees	1,070,760
Investment advisory fees- Performance adjustment	229,455
Administration fees	59,427
Accounting fees	50,172
Transfer agent fees	111,007
Tax preparation fees	8,646
Custody fees	11,784
Professional fees	28,846
Blue sky fees	23,820
Trustees fees	8,212
Registration fees	10,059
Reports to shareholders	12,585
Miscellaneous	10,036
Total expenses	1,634,809

Net Investment Loss	(396,036)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investment securities	1,449,196
Net realized gain on options written	34,395
Net realized gain on futures contracts	251,402
Net change in unrealized appreciation / depreciation on investments	15,155,019
Net realized and unrealized gain on investments	16,890,012

Net Increase in Net Assets Resulting from Operations	$16,493,976

See accompanying Notes to Financial Statements.

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STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004

Operations:
Net investment loss	$(396,036)	$(717,485)
Net realized gain on investment securities	1,449,196	220,963
Net realized gain (loss) on options written	34,395	(7,919)
Net realized gain on futures contracts	251,402	0
Net change in unrealized appreciation / depreciation on investments	15,155,019	8,327,048
Net increase in net assets from operations	16,493,976	7,822,607

Share Transactions:
Proceeds from sale of shares	78,881,920	127,023,905
Cost of shares redeemed	(49,717,584)	(46,558,653)
Net increase in net assets from share transactions	29,164,336	80,465,252

Net increase in net assets	45,658,312	88,287,859

Net Assets:
Beginning of year	110,395,072	22,107,213
End of year	$156,053,384	$110,395,072

Shares Issued & Redeemed:
Issued	5,847,003	10,496,946
Redeemed	(3,905,883)	(3,990,245)
Net increase	1,941,120	6,506,701
Outstanding at beginning of year	8,658,210	2,151,509
Outstanding at end of year	10,599,330	8,658,210

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

				Period from
	For the Year Ended June 30,			October 31, 2001 to
	2005	2004	2003	June 30, 2002**

Per Share Data
Net asset value, beginning of period	$12.75	$10.28	$10.25	$10.00
Income from investment operations:
Net investment loss^	(0.04)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain	2.01	2.56	0.12	0.33
Total from investment operations	1.97	2.47	0.03	0.25
Net asset value, end of period	$14.72	$12.75	$10.28	$10.25

Total Return	15.45%	24.03%	0.29%	2.50	%#+
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$156,053	$110,395	$22,107	$11,448
Ratios to average net assets:
Expenses after waivers and reimbursements	1.37%	1.58%	1.90%	1.90	%*
Expenses before waivers and reimbursements	1.37%	1.58%	1.90%	1.98	%*
Net investment loss after waivers and reimbursements	(0.33)%	(1.13)%	(1.05)%	(1.24	)%*

Portfolio turnover rate	148.4%	151.5%	143.2%	68.0	%*

*                 Annualized

**          Commenced operations on October 31, 2001.

+               Total return would have been lower had various fees not been waived during the period.

#                 Total returns for periods less than one year are not annualized.

^                   Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 130,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Aggressive Investors 2 Fund is a no-load, diversified fund that seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 2 Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by

17

the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded.  The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As of June 30, 2005, there were no outstanding futures contracts.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option.  When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.  If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished.  If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option.  Buying calls increases the Fund’s exposure to the underlying security to the extent of any premium paid.  Buying puts on a stock market index tends to limit the Fund’s exposure to a stock market decline.  All options purchased by the Fund were listed on

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exchanges and considered liquid positions with readily available market quotes.  As of June 30, 2005, the Fund held $387,125 in purchased call options.

Covered Call Options and Secured Puts  The fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts.  The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums.  The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline.  All options were listed on exchanges and considered liquid positions with readily available market quotes.

A summary of the option transactions written by the Aggressive 2 Fund follows:

Written Put Options
	Contracts	Premiums
Outstanding, June 30, 2004	—	$—
Positions Opened	300	191,316
Exercised	—	—
Expired	—	—
Closed	(300)	(191,316)
Split	—	—
Outstanding, June 30, 2005	—	$—
Market Value, June 30, 2005		$—

Indemnification  Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser, a shareholder of the Fund.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment.  The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  At a special meeting, on March 31, 2005, shareholders of the Fund approved an additional Advisory Fee break point on the Base Fee.  Effective April 1, 2005, the Base Fee rate is based on the following annual rates:  0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.  Prior to April 1, 2005, the Base Fee Rate was based on the following annual rates:  0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  Shareholders also approved a new Performance Rate adjustment at the March 31, 2005, shareholder meeting.  Effective April 1, 2005, the Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%.  Prior to April 1, 2005, the Performance Adjustment Rate varied from a minimum of -0.70% to a maximum of +0.70%.  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commission (“SEC”) announced that it accepted a settlement offer to an administrative proceeding against the Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund.  Rule 205-2 requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously.  Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $110,365.  The Adviser is in the process of refunding any overcharges plus pre-settlement interest to impacted shareholders according to an SEC approved Distribution Plan coordinated by an Independent Distribution Consultant. In addition, shareholders approved an amendment between the Fund and the Adviser for the Performance Fee calculation at a shareholder meeting held on March 31, 2005.  Both the

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Fund and Adviser have taken steps necessary to strengthen the compliance program.

At a special meeting on March 31, 2005, shareholders of the Fund also approved an amendment to the Management Agreement, which lowered the total annual operating expense limitation to1.75% of the value of its average net assets.  Effective April 1, 2005, the Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.75% of the value of its average net assets for the period April 1, 2005, to June 30, 2005.  Prior to April 1, 2005, the expense limitation was 1.90% of the value of its average net assets.  There were no reimbursements of the Fund for the fiscal year ended June 30, 2005.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of$10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004.  The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5. Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $203,319,026 and $172,654,160, respectively, for the fiscal year ended June 30, 2005.

6. Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

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Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$28,966,057
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(1,569,398)
Net unrealized appreciation	$27,396,659
Tax Cost	$138,001,402

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

There were no distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively.

The Fund incurred a net loss from investment operations and made no distributions from net investment income during the fiscal year.

At June 30, 2005, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Amount	Expiring
$1,026,561	2011

The Fund used $921,851 of capital loss carryovers for the year ended June 30, 2005, to offset net realized gains for income tax purposes.

Components of Net Assets (Tax Basis) As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized loss on investments	$(1,026,561)
Net unrealized appreciation of investments	27,396,659
Total	$26,370,098

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in	Accumulated Net
Capital	Investment Loss
$(396,036)	$396,036

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses.

7. Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during

21

the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc. and Shareholders of Aggressive Investors 2 Fund

We have audited the accompanying statement of assets and liabilities of Aggressive Investors 2 Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the three years or period ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 2 Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

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OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund did not pay any distributions per share.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on proposals to approve an amendment to the Management Agreement for the performance fee calculation, and further amendments to lower the total annual operating expense limitation, to reduce the performance fee adjustment range and add an additional Base Advisory fee break point.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

In addition, under the amended Management Agreement, the Adviser will only receive 0.80% of average daily net assets above $1 billion as its base advisory fee, the performance adjustment range will be -0.30% to + 0.30%; and the operation expense limitation will be lowered from 1.90% to 1.75% of average daily net assets.

Proposals passed by the required majority of shareholders are described in the following table.

1.                                       To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
6,997,329	52,640	30,370

2.                                       To approve an amendment to lower the total annual operating expense limitation, to reduce the performance fee adjustment range and add an additional Base Advisory fee break point.

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
6,962,601	58,975	58,764

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 42% of the Fund.

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7.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

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“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3) Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4) John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

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AGGRESSIVE INVESTORS 1 FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund had a positive return of 3.10% in the June quarter, compared to 1.37% for the S&P 500 Index, our primary market benchmark, and 1.62% for our peer benchmark, the Lipper Capital Appreciation Funds Index.  Not an exciting quarter, but we beat our primary and peer benchmarks in positive territory, and I am pleased.

For the fiscal year ended June 30, 2005, the Fund returned 14.51% compared to 6.32% for the S&P 500 Index and 6.68% for the Lipper Capital Appreciation Funds Index.  I am extremely pleased that the Fund has now beaten its primary market benchmark for the seventh fiscal year in a row.

The table below presents our June quarter, one-year, and annualized return for five-year, ten-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission (“SEC”).  We have beaten each of our market and peer benchmarks since inception, except the Russell 2000 Index of smaller companies in the quarter and five-year periods.  Over the last five years, small companies have had one of the best runs versus large companies in history, making the Russell a difficult benchmark to beat.  See page 2 for a graph of performance since inception.

	June Qtr.	1 Year	5 Year	10 Year	Life-to-Date
	4/1/05 to	7/1/04 to	7/1/00 to	7/1/95 to	8/5/94 to
	6/30/05 (1)	6/30/05	6/30/05	6/30/05	6/30/05
Aggressive Investors 1 Fund
Return Before Taxes	3.10%	14.51%	4.10%	21.57%	21.59%
Return After Taxes on Distributions (2)	N/A	14.51%	3.67%	20.45%	20.27%
Return After Taxes on Distributions and Sale of Fund Shares (2)	N/A	12.33%	3.23%	19.07%	18.93%
S&P 500 Index (large companies)	1.37%	6.32%	-2.37%	9.92%	11.09%
Russell 2000 Index (small companies)	4.32%	9.45%	5.71%	9.90%	10.73%
Lipper Capital Appreciation Funds Index	1.62%	6.68%	-3.88%	7.67%	8.86%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call
1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance (with dividends reinvested) of the 2,000 companies that are between the 1,000th and 3,000th largest in the market.  The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc.

(1) Periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income- tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

SHAREHOLDER LETTER

According to data from Lipper, Inc. at the end of June, the Aggressive Investors 1 Fund ranked 51st of 446 capital appreciation funds for the last twelve months, 48th of 271 over the last five years and 1st of 87 over the last ten years.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Aggressive Investors 1 Fund and Indexes from 8/5/94 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance—What Worked Well

Eight stocks gained more than 20% in the June quarter.

Rank	Description	Industry	% Gain
1	Southwestern Energy Co	Oil & Gas	65.5%
2	Kos Pharmaceuticals Inc	Pharmaceuticals	57.2%
3	Building Material Holding Corp	Distribution/Wholesale	55.8%
4	Hansen Natural Corp	Beverages	41.0%
5	Coldwater Creek Inc	Retail	34.8%
6	Toll Brothers Inc	Home Builders	28.8%
7	Tesoro Corp	Oil & Gas	25.7%
8	SurModics Inc	Healthcare-Products	25.1%

Oil prices have continued to climb, but while energy stocks dominated our list of winners last quarter, this quarter’s list is a bit more diversified. Second on the list, for example, is Kos Pharmaceuticals, which went into the quarter having recently released stunning 2004 numbers.  Kos faces a competitive threat concerning its cholesterol-lowering drug Nisapan, which represents some two-thirds of the company’s sales, but so far, at least, investors don’t seem worried.

Another top performer, Hansen Natural, also entered the quarter on a wave of good news.  In mid-March the company announced that profits for its fiscal fourth quarter had increased nearly six-fold over the same period the previous year, thanks in large part to sales of Hansen’s “Monster Energy” drinks.  The Monster continued to roar in the first fiscal quarter of the new year, with earnings quadrupling over the previous year.  We’d call that seriously energetic.

A similar story was in place for retailer (and fifth-place finisher) Coldwater Creek, which boosted earnings by 60% in this year’s first quarter, after a 72% increase in the fourth quarter of last year.  The Motley Fool calls the company’s number “flat out amazing,” and I’d have to agree.

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Quarterly Performance—What Didn’t Work

On the other side of the ledger, five stocks declined more than 20% in the June quarter:

Rank	Description	Industry	% Loss
1	Deckers Outdoor Corp	Apparel	-32.7%
2	Oregon Steel Mills Inc	Iron/Steel	-31.8%
3	Commercial Metals Co	Metal Fabricate/Hardware	-28.3%
4	Petroleum Development Corp	Oil & Gas	-25.2%
5	Cleveland-Cliffs Inc	Iron/Steel	-20.3%

Steel stocks came in for a lot of pain this quarter, thanks to a combination of over-capacity and soft demand, particularly from the beleaguered auto industry.  Second-worst performer Oregon Steel Mills compounded the problem in mid-June by announcing that it was cutting its second-quarter earnings projections by about 12% because a series of problems had left the company unable to deliver some $34 million worth of product.  (The product will be delivered, the company says, and the revenue booked in the third quarter, but investors don’t appear completely convinced.)

But not all of the losers were in steel.  Deckers Outdoor Corp., for example, makes footwear, particularly the popular Teva sandals and so-ugly-they’re-cool Ugg boots.  The stock had been doing fine until late April, when the company “missed” its first-quarter numbers by one penny per share.  Although the company noted at the time that sales for the Fall were already running ahead of projections, the stock took a dramatic dive.

Fiscal Year Performance—What Worked Well

The fiscal year “best stocks” list is a pretty one.  Fifteen stocks gained more than 40% in the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	TXU Corp	Electric	106.1%
2	Coldwater Creek Inc	Retail	91.2%
3	Apple Computer Inc	Computers	75.8%
4	Urban Outfitters Inc	Retail	70.8%
5	American Eagle Outfitters Inc	Retail	66.3%
6	Autodesk Inc	Software	64.4%
7	Tesoro Corp	Oil & Gas	63.5%
8	Occidental Petroleum Corp	Oil & Gas	58.9%
9	Kos Pharmaceuticals Inc	Pharmaceuticals	56.6%
10	Chesapeake Energy Corp	Oil & Gas	54.9%
11	Cognizant Tech. Solutions Corp	Computers	47.2%
12	Valero Energy Corp	Oil & Gas	45.4%
13	Hansen Natural Corp	Beverages	43.4%
14	Building Material Holding Corp	Distribution/Wholesale	41.4%
15	XTO Energy Inc	Oil & Gas	40.1%

The June quarter was so strong that it propelled several stocks onto the winners’ list for the year, including Coldwater Creek, Hansen Natural, Tesoro Corp., and Building Material Holding Corp. Then there’s Autodesk, which had a miserable first quarter, but recovered so nicely—and, more importantly, had done so well in the second half of calendar 2004—that it earns a solid spot on the list of the year’s top performers.

If Autodesk is a reminder that performance streaks (including Autodesk’s poor first quarter) may be temporary, some other stocks on this list prove that sometimes performance streaks hold up.  Apple Computer, for example, was a winner for us in 2004 and also in this year’s first quarter; that iPod gizmo just keeps going and going.  And both Chesapeake Energy and Valero Energy were top performers in the first quarter, after strong showings in calendar 2004, attesting to the lasting power

www.Bridgeway.com

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of energy stocks in the current market.  As we’ve noted before, these two companies also show up on lists of the best U.S. companies to work for, which doubles our satisfaction of owning them.

Fiscal Year Performance—What Didn’t Work

Two stocks declined more than 40% in the fiscal year ending June 30, 2005.

Rank	Description	Industry	% Loss
1	Oregon Steel Mills Inc	Iron/Steel	-44.0%
2	ImClone Systems Inc	Pharmaceuticals	-42.1%

As we noted above, steel stocks, including Oregon Steel Mills, have fared poorly since the beginning of the year. By late May, the price of hot-rolled steel had dropped by more than 18%, and analysts were making unhappy revisions to all their projections for calendar 2005.

ImClone Systems, by contrast, is less a sector story than a tale of one company’s woes.  The company’s wagon is hitched pretty firmly to the fortunes of a single drug, called Erbitux, on which ImClone is partnered with Bristol-Myers Squibb.  Erbitux has been approved by the FDA for treating colorectal cancer, and a study released in mid-June indicates that it is also effective on cancers of the head and neck.  All that should be good news, but the drug is facing some significant competitive threats, and the company itself is still under something of a cloud stemming from its role in the Martha Stewart insider-trading scandal. (It was ImClone stock, you’ll remember, that Ms. Stewart allegedly sold on an inside tip.)

Style Box Status

The Short Version:   This Fund eats from all food groups.

One of the standard ways investors choose a mutual fund is to analyze its performance relative to its peers, to see how it stacks up against funds that invest in similar kinds of companies.  But that kind of analysis can be tricky when you’re talking about a diversified fund like Bridgeway Aggressive Investors 1, which has the flexibility to invest in various sizes and types of companies in any market segment.  Like other “diversified” mutual funds, Aggressive Investors 1 is required to spread its investments among a number of different securities.  However, many diversified funds concentrate their investments in companies of certain sizes or in certain business sectors.  They may further narrow their focus by investing primarily in growth companies (those with revenues or earnings that are expected to grow at a particularly fast clip) or in value stocks (which look like bargains, when analyzed according to certain economic measures).  These characteristics – a “tilt” toward growth or value, a habitual preference for large-cap stocks or small ones, or a sector focus – help give a fund its individual flavor.  In drawing comparisons, it’s most useful to compare funds of similar flavor.  (The alternative can be like trying to choose between a turkey sandwich and a chocolate bar.)

A criticism that we occasionally hear at Bridgeway is that the flavor of Aggressive Investors 1 is tough to pin down, making comparisons difficult.  Is it a sandwich or…something else?  This confusion may be mitigated by the fact that over the past ten years or so, the Fund has beaten pretty much all categories of competing funds. Nevertheless, for some investors, the lack of a “pure” flavor creates a problem.  And that problem is exacerbated by the fact that the Fund’s composition changes over time, as our stock-picking models favor one and then another segment of the market.

It’s important to note, though, that this flexibility also has its advantage.  First, because we are completely unconstrained as to the kinds of companies we invest in, we have a very large pool from which to select investments.  We can buy large companies or small ones, those with a growth or a value orientation.  If our models are doing their jobs, this range should increase the likelihood of finding market-beating stocks.

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Second, owning stocks from different segments of the market helps diversify the Fund and reduce the bumpiness of the ride - the risk - over the long haul.  And this Fund is all about the long haul.

So how can you draw meaningful comparisons to this Fund’s portfolio?  Knowing just what is in the portfolio might be a good place to start. So we’re offering the figure below, taken from recent Morningstar data, which presents the percentage of net assets in each of nine “style” boxes, covering the range from growth to value, and the range from large to small.  As the numbers suggest, we have a slight tilt at the moment toward the growth end of the market. This has been true in most, but not all, of the years of the Fund’s existence.  Since there are many more smaller and mid-size companies than large ones, we tend to own more stocks in those boxes as well.  However, our models have recently found more attractive opportunities among large stocks, so the Fund’s flavor could be somewhat different over the next year.  Here’s how the Fund breaks out:

Percentage of the Fund Invested by the Style Box as of June 30, 2005

	Value		Growth
Large	15%	6%	18%
	12%	12%	17%
Small	2%	10%	8%

Top Ten Holdings

The Short Version:  Our Fund is more diversified than it has tended to be in the past.

At quarter end, Consumer, Cyclicals comprised our largest sector representation, at 23.1% of net assets, followed by Energy at 21.1% and Communications at 13.1%.  Our commitment to basic materials and technology declined significantly during the quarter.  It was offset by a substantial increase in communication and energy stocks.  Also noteworthy is the fact that Financials represent a much lower percentage of our Fund than both the market and our historical average.

Our top ten holdings now represent 33.5% of total net assets, rather lean by historical standards for this Fund, but still very slightly higher than the average domestic equity fund, based on data from Morningstar.  Thanks to dramatic trimming of our position in Apple Computer, we no longer have a single holding above 5% of the Fund (though I don’t expect that to remain true indefinitely).  Here are our largest holdings:

			Percent of
Rank	Description	Industry	Net Assets
1	CONSOL Energy Inc	Coal	4.9%
2	Goodyear Tire & Rubber Co	Auto Parts & Equipment	4.9%
3	American Eagle Outfitters Inc	Retail	4.0%
4	Marvell Technology Group Ltd	Semiconductors	3.1%
5	ADC Telecommunications Inc	Telecommunications	3.1%
6	Kos Pharmaceuticals Inc	Pharmaceuticals	2.8%
7	Tesoro Corp	Oil & Gas	2.8%
8	Valero Energy Corp	Oil & Gas	2.7%
9	Toll Brothers Inc	Home Builders	2.6%
10	Cognizant Tech. Solutions Corp	Computers	2.6%
			33.5%

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Industry Sector Representation as of June 30, 2005:

	Aggressive
	Investors 1 Fund	S&P 500 Index	Difference

Basic Materials	2.8%	2.7%	0.1%
Communications	13.4%	10.4%	3.0%
Consumer, Cyclical	23.2%	9.5%	13.7%
Consumer, Non-cyclical	13.1%	21.9%	-8.8%
Energy	21.1%	8.8%	12.3%
Financial	4.6%	20.3%	-15.7%
Industrial	8.3%	11.2%	-2.9%
Technology	9.8%	11.7%	-1.9%
Utilities	3.7%	3.5%	0.2%
Total	100.0%	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version:  RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)   I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.   In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”

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And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)  Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

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Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,” even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.   With respect to Aggressive Investors 1 Fund, the Directors were satisfied with the Fund’s comparative overall annual expense ratio of 1.54% versus the 1.77% average for aggressive growth funds at that time.

While the Aggressive Investors 1 Fund’s total management fee (base fee plus performance fee adjustment as of March 31) of 1.37% exceeded the average management fee for aggressive growth funds of 0.82%, the Directors found the relatively higher fee level to be acceptable in light of the Fund’s superior performance history.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charged to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The

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Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow. As a closed fund, Aggressive Investors 1 has minimal opportunities for growth through new investments.  However, if assets do grow substantially due to performance, the base portion of the management fee would decline slightly due to break-points in the management fee.  Although asset levels were relatively flat during the year and there were no further fee breakpoint reductions, management was nonetheless able to drive the overall expense ratio down somewhat through general cost savings efforts and efficiencies. Therefore, some economies of scale were passed on to the shareholders as they were realized.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Aggressive Investors 1 Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding or Fund applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

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The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.  Investments in the small companies held by this multi-cap fund carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Other investing techniques, such as the use of options and futures, may also add to risk.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.   We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming; we read them looking for ways to improve our service.

Sincerely,

John Montgomery

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DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Aggressive Investors 1 Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,037.01	$8.09
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,016.85	$8.01

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

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SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June30, 2005

Industry	Company	Shares	Value
	COMMON STOCKS - 99.4%
	Agriculture - 2.2%
	Bunge Ltd	71,000	$4,501,400
	Monsanto Co	57,800	3,633,886
			8,135,286

	Auto Parts & Equipment - 4.9%
	The Goodyear Tire & Rubber Co*	1,216,000	18,118,400

	Banks - 1.5%
	US Bancorp	187,400	5,472,080

	Beverages - 1.4%
	Hansen Natural Corp*	62,400	5,286,528

	Biotechnology - 1.0%
	Affymetrix Inc*	70,100	3,780,493

	Chemicals - 2.8%
	Lyondell Chemical Co	292,600	7,730,492
	Potash Corp of Saskatchewan Inc	27,700	2,647,566
			10,378,058

	Coal - 5.6%
	CONSOL Energy Inc	339,300	18,179,694
	Foundation Coal Holdings Inc	102,000	2,645,880
			20,825,574
	Computers - 4.5%
	Apple Computer Inc*	191,100	7,034,391
	Cognizant Technology Solutions Corp*	203,100	9,572,103
			16,606,494

	Cosmetics/Personal Care - 1.0%
	Chattem Inc*	87,000	3,601,800

	Distribution/Wholesale - 3.7%
	Building Material Holding Corp	89,200	6,180,668
	SED International Holdings Inc *	2	0
	WESCO International Inc*	233,300	7,320,954
			13,501,622

	Electric - 2.0%
	TXU Corp	90,900	7,552,881

	Electronics - 2.1%
	Itron Inc*	177,100	7,912,828

	Gas - 1.6%
	UGI Corp	208,700	5,822,730

	Healthcare Products - 2.1%
	LCA-Vision Inc	162,000	7,850,520

	Home Builders - 5.3%
	KB Home	77,100	5,877,333
	Hovnanian Enterprises Inc*	59,600	3,885,920
	Toll Brothers Inc*	95,300	9,677,715
			19,440,968

	Insurance - 1.1%
	White Mountains Insurance Group Ltd	6,200	$3,911,580

	Internet - 3.3%
	Digital River Inc*	286,200	9,086,850
	Yahoo! Inc*	91,900	3,184,335
			12,271,185

	Machinery Diversified - 1.9%
	Cummins Inc	47,100	3,514,131
	Deere & Co	52,500	3,438,225
			6,952,356

	Metal Fabricate/Hardware - 1.3%
	Commercial Metals Co	50,000	1,191,000
	NS Group Inc*	112,800	3,667,128
			4,858,128

	Oil & Gas - 14.2%
	Chesapeake Energy Corp	306,000	6,976,800
	ConocoPhillips	83,000	4,771,670
	Occidental Petroleum Corp	71,700	5,515,881
	Southwestern Energy Co*	127,200	5,975,856
	Sunoco Inc	35,800	4,069,744
	Tesoro Petroleum Corp	219,800	10,225,096
	Valero Energy Corp	127,800	10,110,258
	XTO Energy Inc	136,442	4,637,652
			52,282,957

	Oil & Gas Services - 1.2%
	Cal Dive International Inc*	83,200	4,357,184

	Pharmaceuticals - 5.3%
	Bristol-Myers Squibb Co	367,500	9,180,150
	Kos Pharmaceuticals Inc*	157,300	10,303,150
			19,483,300

	Real Estate - 1.1%
	Brascan Corp	102,900	3,926,664

	Retail - 9.2%
	American Eagle Outfitters Inc	477,000	14,620,050
	Coldwater Creek Inc*	237,225	5,909,275
	Nordstrom Inc	59,100	4,017,027
	Urban Outfitters Inc*	166,400	9,433,216
			33,979,568

	Savings & Loans - 1.0
	Washington Mutual Inc	90,100	3,666,169

	Semiconductors - 3.1%
	Marvell Technology Group Ltd*	298,700	11,362,548

	Software - 2.2%
	Autodesk Inc	236,500	8,128,505

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Industry	Company	Shares	Value
	Telecommunications - 9.9%
	ADC Telecommunications Inc*	519,400	$11,307,338
	BellSouth Corp	347,800	9,241,046
	Comtech Telecommunications Corp*	95,500	3,116,165
	SBC Communications Inc	388,300	9,222,125
	Verizon Communications Inc	106,500	3,679,575
			36,566,249
	Transportation - 2.9%
	Kirby Corp*	10	451
	OMI Corp	380,800	7,239,008
	Overseas Shipholding Group Inc	58,600	3,495,490
			10,734,949
	TOTAL COMMON STOCKS (Cost $295,611,643)		366,767,604

	PURCHASED CALL OPTIONS- LONG - 0.3%
	Apple Computer Inc*
	expiring Jul 05 at $42.50	600	13,500
	expiring Oct 05 at $42.50	600	93,000
	CONSOL Energy Inc*
	expiring Oct 05 at $55.00	300	114,000
	Digital River Inc*
	expiring Sept 05 at $25.00	200	150,000
	expiring Sept 05 at $30.00	1,000	380,000
	Lyondell Chemical Co*
	expiring Sept 05 at $25.00	1,000	255,000
	expiring Sept 05 at $30.00	73	3,832
	TOTAL PURCHASED CALL OPTIONS (Cost $1,008,811)		1,009,332

	MONEY MARKET MUTUAL FUNDS - 6.3%
	First American Treasury Obligations Fund - Class S	23,401,591	23,401,591
	TOTAL MONEY MARKET MUTUAL FUNDS (Cost $23,401,591)		23,401,591

	TOTAL INVESTMENTS - 106.0% (Cost $320,022,045)		$391,178,527
	Liabilities In Excess of Other Assets - (6.0%)		(22,292,157)
	NET ASSETS - 100.0%		$368,886,370

* Non-income producing security

See accompanying Notes to Financial Statements.

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STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $320,022,045)	$391,178,527
Cash	14,815
Receivable for portfolio securities sold	6,322,493
Receivable for fund shares sold	165,562
Dividends receivable	360,204
Interest receivable	12,876
Prepaid expenses	23,163
Variation margin	707
Total assets	398,078,347

Liabilities:
Payable for fund shares redeemed	122,445
Payable for portfolio securities purchased	28,244,155
Accrued investment adviser fee	736,535
Accrued administration fee	15,043
Accrued trustees fee	2,252
Other payables	71,547
Total liabilities	29,191,977
Net Assets	$368,886,370

Net Assets Represent:
Paid-in capital	$271,598,143
Accumulated net realized gain on investments	26,131,745
Net unrealized appreciation of investments	71,156,482
Net Assets	$368,886,370

Shares of common stock outstanding of $.001 par value, 15,000,000 shares authorized	6,517,264
Net asset value per share	$56.60

See accompanying Notes to Financial Statements.

14

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $7,090)	$3,557,776
Interest	133,241
Total investment income	3,691,017

Expenses:
Investment advisory fees - Base fees	3,062,095
Investment advisory fees - Performance adjustment	1,705,538
Administration fees	171,668
Accounting fees	50,227
Transfer agent fees	206,316
Tax preparation fees	12,174
Custody fees	35,150
Professional fees	104,000
Blue sky fees	19,235
Trustees fees	17,356
Registration fees	835
Reports to shareholders	13,292
Miscellaneous	28,274
Total expenses	5,426,160

Net Investment Loss	(1,735,143)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investment securities	47,718,083
Net realized gain on options written	218,611
Net realized gain on futures contracts	548,257
Net change in unrealized appreciation / depreciation on investments	(796,784)
Net realized and unrealized gain on investments	47,688,167

Net Increase in Net Assets Resulting from Operations	$45,953,024

See accompanying Notes to Financial Statements.

15

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004
Operations:
Net investment loss	$(1,735,143)	$(4,292,320)
Net realized gain on investment securities	47,718,083	56,699,765
Net realized gain (loss) on options written	218,611	(129,169)
Net realized gain on futures contracts	548,257	0
Net change in unrealized appreciation / depreciation on investments	(796,784)	15,092,323
Net increase in net assets from operations	45,953,024	67,370,599

Share Transactions:
Proceeds from sale of shares	35,958,371	65,313,080
Cost of shares redeemed	(66,709,206)	(60,374,899)
Net increase (decrease) in net assets from share transactions	(30,750,835)	4,938,181

Net increase in net assets	15,202,189	72,308,780

Net Assets:
Beginning of year	353,684,181	281,375,401
End of year	$368,886,370	$353,684,181

Shares Issued & Redeemed:
Issued	684,470	1,401,613
Redeemed	(1,323,130)	(1,291,117)
Net increase (decrease)	(638,660)	110,496
Outstanding at beginning of year	7,155,924	7,045,428
Outstanding at end of year	6,517,264	7,155,924

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year indicated)

	For the Years Ended June 30,
	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of year	$49.43	$39.94	$36.51	$41.94	$48.99
Income from investment operations:
Net investment loss^	(0.26)	(0.58)	(0.27)	(0.34)	(0.42)
Net realized and unrealized gain (loss)	7.43	10.07	3.70	(5.09)	(4.21)
Total from investment operations	7.17	9.49	3.43	(5.43)	(4.63)
Less distributions to shareholders:
Net realized gain	0.00	0.00	0.00	0.00	(2.42)
Total distributions	0.00	0.00	0.00	0.00	(2.42)
Net asset value, end of year	$56.60	$49.43	$39.94	$36.51	$41.94

Total Return	14.51%	23.76%	9.40%	(12.95)%	(9.40)%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$368,886	$353,684	$281,375	$276,876	$257,396
Ratios to average net assets:
Expenses after waivers and reimbursements	1.58%	1.74%	1.90%	1.81%	1.80%
Expenses before waivers and reimbursements	1.58%	1.74%	1.90%	1.81%	1.80%
Net investment loss after waivers and reimbursements	(0.51)%	(1.24)%	(0.81)%	(0.89)%	(0.95)%
Portfolio turnover rate	155.0%	150.7%	138.0%	154.0%	109.6%

^                 Per share amounts calculated based on the average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

17

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 15,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Aggressive Investors 1 Fund is a no-load, diversified fund that seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

Bridgeway Capital Management, Inc. (the “Adviser”) is the Adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 1 Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities

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when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded.  The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As of June 30, 2005, there were no outstanding futures contracts.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option.  When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.  If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished.  If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option.  Buying calls increases the Fund’s exposure to the underlying security to the extent of any premium paid.  Buying puts on a stock market index tends to limit the Fund’s exposure to a stock

19

market decline.  All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.  As of June 30, 2005, the Fund held $1,009,332 in purchased call options.

Covered Call Options and Secured Puts  The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts.  The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums.  The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline.  All options were listed on exchanges and considered liquid positions with readily available market quotes.

A summary of the option transactions written by the Aggressive 1 Fund follows:

Written Put Options
	Contracts	Premiums
Outstanding, June 30, 2004	—	$—
Positions Opened	834	601,824
Exercised	—	—
Expired	—	—
Closed	(834)	(601,824)
Split	—	—
Outstanding, June 30, 2005	—	$—
Market Value, June 30, 2005		$—

Indemnification  Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser, a shareholder of the Fund.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment.  The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund.  The Base Fee Rate is based on the following annual rates:  0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period.  The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%  However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

On September 15, 2004, the Securities and Exchange Commission (“SEC”) announced that it accepted a settlement offer to an administrative proceeding against the Adviser and John Montgomery concerning non-compliance with Rule 205-2 of the Investment Advisers Act of 1940, dealing with the calculation of performance-based fees of the Fund.  Rule 205-2 requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously.  Because the assets were generally increasing over time and the Fund had beaten its market benchmark over most time periods, the Fund overpaid advisory fees in the amount of $3,989,346.  The Adviser is in the process of refunding any overcharges plus pre-settlement interest to impacted shareholders according to an SEC approved Distribution Plan coordinated by an Independent Distribution Consultant. In addition, shareholders approved an amendment between the Fund and the Adviser for the Performance Fee calculation at a shareholder meeting held on March 31, 2005.  Both the Fund and Adviser have taken steps necessary to strengthen the compliance program.

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At a special meeting on March 31, 2005, shareholders of the Fund also approved an amendment to the Management Agreement, which lowered the total annual operating expense limitation to 1.80% of the value of its average net assets.  Effective April 1, 2005, the Adviser agreed to reimburse the Fund for operating expenses and management fees above 1.80% of the value of its average net assets for the period April 1, 2005 to June 30, 2005.  Prior to April 1, 2005, the Adviser agreed to reimburse the Fund for operating expenses and management fees above 2.00% of the value of its average net assets.  There were no reimbursements to the Fund for the fiscal year ended June 30, 2005.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004.  The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5. Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $524,765,632 and $553,605,122, respectively, for the fiscal year ended June 30, 2005.

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6. Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$75,446,285

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(4,673,495)
Net unrealized appreciation	$70,772,790
Tax Cost	$320,405,737

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

There were no distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively.

The fund incurred a net loss from investment operations and made no distributions from net investment income during the fiscal year.

The Fund used $22,353,206 of capital loss carryovers for the year ended June 30, 2005, to offset net realized gains for income tax purposes.

Components of Net Assets (Tax Basis) As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net realized gain on investments	$26,515,437
Net unrealized appreciation of investments	70,772,790
Total	$97,288,227

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)
Paid-in	Accumulated Net	Accumulated Net
Capital	Investment Loss	Realized Gain

$(1,735,183)	$1,735,143	$40

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

7. Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash

22

reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Aggressive Investors 1 Fund

We have audited the accompanying statement of assets and liabilities of Aggressive Investors 1 Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

24

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund did not pay any distributions per share.

During the fiscal year ended June 30, 2005, the Fund paid distributions from long-term capital gain of $2,209,201, which includes equalization debits of $2,209,201.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge , upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.  Shareholder Meeting:

A special meeting of the shareholders of the Fund, was held on March 31, 2005, for the purpose of voting on proposals to approve an amendment to the Management Agreement for the performance fee calculation and to approve further amendments to lower the total annual operating expense limitation.

The amended Management Agreement applies the performance rate and the base rate separately in the calculation of Management fees.  Under the amended agreement, the base rate is applied to the Fund’s average daily net assets for the current period, while the performance adjustment percentage is applied to the Fund’s average daily net assets over a five year performance period.

In addition, the Adviser reimburses the Fund for operating expenses above a certain expense limitation.  The limitation on total operating expenses for the Fund were lowered from 2.00% to 1.80% of the Fund’s average net assets.

Proposals passed by the required majority of shareholders are described in the following table.

1.                                       To approve an amendment to the Management Agreement for the performance fee calculation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
5,828,846	21,195	31,200

2.                                       To approve an amendment to lower the annual operating expense limitation

Shares Voted	Shares Voted	Shares ABSTAINED
FOR Proposal	AGAINST Proposal	from Voting
5,807,751	21,176	52,314

5.  Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

6.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 44% of the Fund.

25

7.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines,Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway
Funds, 6/2005 to present.
Director and Staff Member,
Bridgeway Capital
Management, Inc., 12/2002
– present. Vice President,
Hewlett Packard, 1/2001-
12/2002. Executive Vice
President, Artios, Inc.,
10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

26

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas,
77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3) Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4) John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

27

BALANCED FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Balanced Fund Shareholders:

Our Fund had a positive return of 2.40% in the June 2005 quarter compared to a positive 1.14% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a positive 1.79% return for the Lipper Balanced Fund Index and a positive 1.23% return for the Balanced Benchmark. I think these are solid numbers and more importantly the one year and life to date numbers are as well.

For the fiscal year ending June 30, 2005 the Balanced Fund returned 7.32%. This performance compares to a 1.80% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 7.12% return for the Lipper Balanced Fund Index and a 3.46% return for the Balanced Benchmark.

The table below presents our June quarter, one year and annualized return life-to-date financial results according to the formula required by the SEC.

	June Qtr.	1 Year	Life-to-Date
	4/1/05 to	7/1/04 to	7/1/01 to
	6/30/05 (1)	6/30/05	6/30/05 (2)

Balanced Portfolio
Return Before Taxes	2.40%	7.32%	5.39%
Return After Taxes on Distributions (3)	N/A	7.18%	5.08%
Return After Taxes on Distributions and Sale of Fund Shares (3)	N/A	6.25%	4.44%
Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index	1.14%	1.80%	4.63%
Lipper Balanced Fund Index	1.79%	7.12%	4.91%
S&P 500 Index	1.37%	6.32%	1.36%
Balanced Benchmark	1.23%	3.46%	3.35%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month end performance, please call
1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Lipper Balanced Fund Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

(1) Periods less than one year are not annualized.

(2) Periods longer than one year are annualized.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement plans. Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

According to data from Lipper, Inc., the Balanced Fund ranked 213th of 616 balanced funds for the twelve months ending June 30, 2005 and 39th of 406 funds since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar, the Balanced Fund ranked 82nd of 447 Conservative Allocation funds for the 12-month period ending June 30, 2005 and 45th out of 287 funds for three years.  The Fund’s numeric rankings are based solely on total return performance.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Balanced Fund and Indexes from 7/1/01 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance

Seven companies were up at least 20% in the quarter:

Rank	Description	Industry	% Gain
1	Corning Inc	Telecommunications	36.8%
2	KB Home	Home Builders	29.8%
3	Centex Corp	Home Builders	23.4%
4	Gilead Sciences Inc	Pharmaceuticals	22.9%
5	Motorola Inc	Telecommunications	22.0%
6	Allergan Inc	Pharmaceuticals	21.0%
7	Nordstrom Inc	Retail	20.9%

Corning, Inc., at the top of this list, is a major provider of communications equipment, such as fiber-optic cable.  In late April, the company reported its first quarter numbers, up more than 300% from the same period in the previous year, beating analysts’ estimates by more than 50%.  Not surprisingly, the stock shot up.  Corning went on to gain another 13% through the end of the quarter, helped along by a rise in the rating of the company’s debt (it’s no longer classified as junk) and by “guidance” from Corning executives that suggests continued strong performance for the rest of the year.

Another good performer, Gilead Sciences, is a biotechnology company based in Foster City, CA.  After a number of years working on a wide variety of medications, in 2000 or so, Gilead narrowed its focus to concentrate on antiviral medications, particularly those used to treat HIV/AIDS and hepatitis B.  In mid-April, Gilead reported that its first quarter earnings were up 36% from the first quarter of 2004, easily beating analysts’ expectations.  It had another small gain in the last two months of the quarter.

Four stocks declined by more than 20%:

Rank	Description	Industry	% Loss
1	AK Steel Holding Corp	Iron/Steel	-41.0%
2	United States Steel Corp	Iron/Steel	-32.4%
3	QLogic Corp	Semiconductors	-26.4%
4	Avaya Inc	Telecommunications	-22.1%

Steel stocks really took it on the chin this quarter.  After a terrific 2004, the cyclical nature of the industry led to a weakening of its players in the second quarter.  The CEO of U.S. Steel remarked on national television that China was about to become a net exporter of steel, flooding the market with cheap product.  Thus, our two top decliners.

Avaya can’t really blame its troubles on sector woes; tech has been a mixed bag of late.  True, Avaya is one of the biggest U.S. makers of office phones, and it suffered from sluggish demand in the first quarter, as businesses migrated toward voice-over-internet systems.  But it was also struggling to digest a large, problematic acquisition, battling a serious threat from rival Cisco, and trying unsuccessfully to increase sales by offering customers deep discounts.  When the company announced first quarter earnings down 74%, investors fled.

Fiscal Year 2005 Performance

Ten stocks that appreciated more than 40% over the past fiscal year:

Rank	Description	Industry	% Gain
1	Valero Energy Corp	Oil & Gas	89.6%
2	KB Home	Home Builders	87.3%
3	Centex Corp	Home Builders	69.7%
4	ConocoPhillips	Oil & Gas	50.7%
5	Aetna Inc	Healthcare-Services	48.4%
6	Nordstrom Inc	Retail	47.7%
7	Apache Corp	Oil & Gas	46.7%
8	Burlington Resources Inc	Oil & Gas	43.0%
9	Gilead Sciences Inc	Pharmaceuticals	41.2%
10	Anadarko Petroleum Corp	Oil & Gas	40.2%

There were a number of significant sweet spots in the market this year, and happily our Fund landed in several of them, including homebuilding, oil and gas, and retail.  Homebuilders were hot because the boom in real estate, coupled with still-low mortgage rates, was prompting home-owners to trade up and (at the other end of the spectrum) prompting former renters to become buyers.  Oil and gas companies rode on the back of rising oil prices. And retail? The performance of this sector suggests that people may feel confident about the economy.

One of the few industry outliers here is Gilead. We discussed its recent quarterly performance above, so here we’ll just say that the company’s focus on HIV/AIDS treatments was paying off earlier in the year as well.  Earnings for both the third and fourth quarters of 2004 easily beat analysts’ estimates (and in the third quarter, showed a 55% jump over the same period in the previous year). It seems there really is balm in Gilead.

Six stocks that declined by more than 40%:

Rank	Description	Industry	% Loss
1	Winn-Dixie Stores Inc	Food	-89.0%
2	AK Steel Holding Corp	Iron/Steel	-47.9%
3	Teradyne Inc	Semiconductors	-43.3%
4	Red Hat Inc	Software	-42.8%
5	Avaya Inc	Telecommunications	-42.4%
6	Broadcom Corp	Semiconductors	-41.8%

As reported in our March quarter letter, we no longer own Winn-Dixie Stores, our largest decliner for the year.

www.Bridgeway.com

Red Hat has been floundering since it both announced quarterly earnings that fell short of analysts’ expectations and warned of more trouble on the horizon.  Much of that trouble is coming in the form of competitive threats from rivals Novell and Sun Microsystems.  The stock caught a fair amount of buzz in May when it was reported that technology pioneer Michael Dell had invested nearly $100 million in Red Hat through an investment firm that manages his portfolio, but it failed to slow the continuing slide.

Top Ten Holdings

Here are the top ten holdings at the end of June. Please note that the option positions included are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock.  We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

			Percent of
Rank	Description	Industry	Net Assets
1	Building Material Holding Corp, incl. July $65, Aug $65 & Sept $65 puts	Distribution/Wholesale	2.3%
2	Bristol-Myers Squibb Co, incl. Aug $25, Dec $25 & $22.5 puts	Pharmaceuticals	2.2%
3	Apple Computer Inc, incl. July $35 & $40, Aug $35 & Oct $35 puts	Computers	2.1%
4	ITRON Inc, incl. Aug $35, $40 & $45 puts	Electronics	2.0%
5	Merck & Co Inc, incl. July $30 & 32.5, Aug $30 & Oct $30 puts	Pharmaceuticals	1.9%
6	LCA-Vision Inc, incl. July $45 & Aug $45 puts	Healthcare-Products	1.8%
7	The Goodyear Tire & Rubber Co, incl. July $15 & $12.5, Aug $15 & Oct $12.5 puts	Auto Parts & Equipment	1.7%
8	American Electric Power Co Inc, incl. Aug $35 & $32.5 & Nov $35 puts	Electric	1.7%
9	CONSOL Energy Inc, incl. July $50 & Aug $50 puts	Coal	1.7%
10	BellSouth Corp, incl. Oct $25 puts	Telecommunications	1.6%
			19.0%

Industry Sector Representation as of June 30, 2005

Common Stock		49.2%
Basic Materials	1.7%
Communications	6.5%
Consumer, Cyclical	4.9%
Consumer, Non-Cyclical	10.9%
Energy	3.8%
Financial	9.5%
Industrial	5.0%
Technology	5.4%
Utilities	1.5%
U. S. Government Obligations		42.2%
Corporate Notes		2.4%
Covered Call Options Written		-0.2%
Put Options Written		-0.6%
Money Market Funds		9.7%
Liabilities in Excess of Other Assets		-2.7%
Total		100.0%

The previous sections of this letter, written by your portfolio manager Richard P. (“Dick”) Cancelmo, Jr., concern the performance results of your Fund.  The following sections, written by John Montgomery and other staff members, go further into Bridgeway’s philosophy, views, and observations.

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…that’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)  I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  . . . because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my (John Montgomery) part cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.) Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:   At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New Securities and Exchange Commission (“SEC”) disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Balanced Fund, the Directors were satisfied with the Fund’s expense ratio of 0.94% versus the 1.14% average for balanced funds at that time.

The Balanced Fund’s total management fee of 0.60% edged out the average management fee for balanced funds of 0.63%.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  Management fees and expense limits for the Fund were priced from inception in anticipation of significant asset growth.  At current asset levels, the Adviser is waiving a portion of management fees in order to meet the Fund’s net expense ratio limit.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Balanced Fund for another year.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.  The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in option writing. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. While the Adviser seeks to decrease the Fund’s exposure to market risk through use of fixed income and derivative instruments (especially options writing), there is no guarantee these strategies will work in all market environments.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Richard P. Cancelmo, Jr.

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Balanced Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$1,030.25	$4.72
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,020.08	$4.70

*                                         Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

	Discount Rate or
Due Date	Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 42.2%
U.S. Treasury Bills - 26.2%
08/25/05	2.90%**	$900,000	$896,019
09/01/05	2.97%**	900,000	895,400
09/08/05	3.00%**	900,000	894,828
09/22/05	3.01%**	900,000	893,758
09/29/05	3.02%**	2,000,000	1,984,910
11/03/05	3.12%**	900,000	890,260
11/10/05	3.06%**	900,000	889,894
11/25/05	3.11%**	900,000	888,571
12/01/05	3.10%**	900,000	888,154
12/29/05	3.20%**	2,000,000	1,967,866
			11,089,660

U.S. Treasury Notes - 16.0%
09/30/05	1.63%	300,000	298,863
10/31/05	1.63%	200,000	198,922
11/30/05	1.88%	200,000	198,836
12/31/05	1.88%	300,000	297,738
01/31/06	1.88%	300,000	297,352
04/30/06	2.25%	500,000	494,864
05/15/06	2.00%	200,000	197,438
05/31/06	2.50%	300,000	297,222
11/15/06	3.50%	200,000	199,773
03/31/07	3.75%	300,000	300,457
08/15/07	2.75%	300,000	294,469
11/15/07	3.00%	200,000	197,094
02/15/08	3.38%	300,000	297,820
10/15/08	3.13%	200,000	196,508
11/15/08	3.38%	200,000	197,977
04/15/09	3.13%	300,000	293,988
06/15/09	4.00%	300,000	303,234
08/15/09	3.50%	200,000	198,289
10/15/09	3.38%	300,000	295,781
11/15/09	3.50%	200,000	198,242
02/15/10	3.50%	300,000	296,988
04/15/10	4.00%	300,000	303,281
06/15/10	3.63%	500,000	497,813
11/15/13	4.25%	200,000	204,883
02/15/15	4.00%	200,000	200,711
			6,758,543
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $17,874,647)			17,848,203

Industry	Company	Shares	Value
	COMMON STOCKS - 49.2%
	Aerospace/Defense - 0.9%
	General Dynamics Corp	600	65,724
	Goodrich Corp	1,500	61,440
	Lockheed Martin Corp	770	49,950
	Northrop Grumman Corp	1,200	66,300
	Rockwell Collins Inc	1,000	47,680
	United Technologies Corp	1,540	79,079
			370,173

	Agriculture - 0.6%
	Monsanto Co	3,900	245,193

	Airlines - 0.1%
	Southwest Airlines Co	2,400	33,432

	Apparel - 0.2%
	Coach Inc*	1,400	$46,998
	Jones Apparel Group Inc	1,000	$31,040
			78,038
	Auto Manufacturers - 0.2%
	Paccar Inc	1,000	68,000

	Auto Parts & Equipment - 0.1%
	Johnson Controls Inc	480	27,038

	Banks - 3.2%
	AmSouth Bancorp	5,840	151,840
	Bank of America Corp	3,400	155,074
	Comerica Inc	3,400	196,520
	KeyCorp	4,600	152,490
	Synovus Financial Corp	5,500	157,685
	US Bancorp	5,000	146,000
	Wachovia Corp	1,557	77,227
	Wells Fargo & Co	2,900	178,582
	Zions Bancorporation	1,700	125,001
			1,340,419

	Beverages - 1.0%
	Brown-Forman Corp	2,500	151,150
	The Coca-Cola Co	4,100	171,175
	PepsiCo Inc	2,100	113,253
			435,578

	Biotechnology - 0.5%
	Amgen Inc*	1,700	102,782
	Genzyme Corp*	1,600	96,144
			198,926

	Building Materials - 0.1%
	American Standard Co	1,400	58,688

	Chemicals - 1.1%
	The Dow Chemical Co	800	35,624
	Eastman Chemical Co	1,600	88,240
	Lyondell Chemical Co	7,000	184,940
	Sherwin-Williams Co	1,500	70,635
	Sigma-Aldrich Corp	1,900	106,476
			485,915

	Commercial Services - 0.5%
	Equifax Inc	2,300	82,133
	Moody’s Corp	800	35,968
	RR Donnelley & Sons Co	2,200	75,922
			194,023

	Computers - 2.2%
	Affiliated Computer Services Inc - Class A*	2,500	127,750
	Apple Computer Inc*	10,200	375,462
	Dell Inc*	3,300	130,383
	EMC Corp*	14,200	194,682
	Lexmark International Group Inc*	30	1,945
	NCR Corp*	2,500	87,800
			918,022
	Cosmetics/Personal Care - 1.0%
	Avon Products Inc	3,800	143,830
	Colgate-Palmolive Co	2,800	139,748
	Kimberly-Clark Corp	600	37,554
	Procter & Gamble Co	2,000	105,500
			426,632

Industry	Company	Shares	Value

	Distribution/Wholesale - 0.4%
	Building Materials Holding Corp	2,000	$138,580
	WW Grainger Inc	500	27,395
			165,975

	Diversified Financial Services - 3.8%
	American Express Co	2,400	127,752
	Bear Stearns Cos Inc	1,400	145,516
	CIT Group Inc	3,500	150,395
	Citigroup Inc	3,200	147,936
	Countrywide Financial Corp	2,300	88,803
	Franklin Resources Inc	2,000	153,960
	Goldman Sachs Group Inc	1,200	122,424
	JP Morgan Chase & Co	4,000	141,280
	Lehman Brothers Holdings Inc	1,400	138,992
	Merrill Lynch & Co Inc	1,600	88,016
	Morgan Stanley & Co Inc	1,800	94,446
	Providian Financial Corp*	6,600	116,358
	SLM Corp	810	41,148
	T Rowe Price Group Inc	700	43,820
			1,600,846

	Electric - 1.4%
	Ameren Corp	600	33,180
	American Electric Power Co Inc	1,035	38,160
	Dominion Resources Inc	760	55,776
	Duke Energy Corp	3,000	89,190
	Entergy Corp	600	45,330
	Exelon Corp	1,900	97,527
	Southern Co	1,250	43,338
	TECO Energy Inc	3,500	66,185
	TXU Corp	1,700	141,253
			609,939

	Electrical Components & Equipment - 0.1%
	American Power Conversion Corp	2,100	49,539

	Electronics - 0.3%
	Jabil Circuit Inc*	1,100	33,803
	Parker Hannifin Corp	200	12,402
	Thermo Electron Corp*	2,300	61,801
			108,006

	Food - 0.8%
	Campbell Soup Co	3,200	98,464
	The Hershey Co	900	55,890
	Kellogg Co	3,900	173,316
			327,670

	Forest Products & Paper - 0.2%
	Georgia-Pacific Corp	570	18,126
	Louisiana-Pacific Co	3,300	81,114
			99,240

	Gas - 0.1%
	Sempra Energy	800	33,048

	Hand/Machine Tools - 0.1%
	Black & Decker Corp	400	35,940

	Healthcare Products - 1.8%
	Bausch & Lomb Inc	1,500	$124,500
	Becton Dickinson & Co	2,420	126,977
	CR Bard Inc	1,100	73,161
	Johnson & Johnson	1,500	97,500
	St Jude Medical Inc*	3,280	143,041
	Stryker Corp	1,960	93,218
	Zimmer Holdings Inc*	1,700	129,489
			787,886
	Healthcare Services - 0.8%
	Aetna Inc	1,200	99,384
	Health Management Associates Inc - Class A	1,900	49,742
	Quest Diagnostics Inc	1,600	85,232
	United Health Group Inc	2,000	104,280
			338,638

	Home Builders - 0.2%
	Centex Corp	400	28,268
	KB Home	600	45,738
			74,006

	Home Furnishings - 0.1%
	Whirlpool Corp	700	49,077

	Household Products/Wares - 0.2%
	Clorox Co	830	46,248
	Fortune Brands Inc	400	35,520
			81,768

	Insurance - 2.3%
	ACE Ltd	1,400	62,790
	Aflac Inc	1,600	69,248
	Allstate Corp	1,800	107,550
	AON Corp	4,000	100,160
	Chubb Corp	500	42,805
	Cigna Corp	900	96,327
	CNA Financial Corp*	2,700	76,734
	Metlife Inc	3,100	139,314
	Principal Financial Group Inc	1,500	62,850
	Progressive Corp	1,380	136,358
	Safeco Corp	1,320	71,729
			965,865

	Internet - 0.4%
	eBay Inc*	400	13,204
	Symantec Corp*	3,800	82,612
	Yahoo! Inc*	2,500	86,625
			182,441

	Iron/Steel - 0.0%^
	United States Steel Corp	500	17,185

	Leisure Time - 0.2%
	Brunswick Corp	1,670	72,344
	Carnival Corp	400	21,820
			94,164

	Lodging - 0.1%
	Marriott International Inc - Class A	800	54,576

Industry	Company	Shares	Value

	Machinery Construction & Mining - 0.1%
	Caterpiller Inc	500	$47,655

	Machinery Diversified - 0.1%
	Cummins Inc	400	29,844
	Deere & Co	300	19,647
			49,491

	Media - 1.6%
	Comcast Corp - Class A*	4,700	144,290
	McGraw-Hill Cos Inc	4,000	177,000
	Meredith Corp	2,900	142,274
	Time Warner Inc*	4,700	78,537
	Viacom Inc - Class B	2,900	92,858
	Walt Disney Co	2,100	52,878
			687,837

	Mining - 0.3%
	Freeport-McMoRan Copper & Gold Inc	3,000	112,320

	Miscellaneous Manufacturing - 2.6%
	Cooper Industries Ltd - Class A	1,900	121,410
	Danaher Corp	3,400	177,956
	Eaton Corp	1,500	89,850
	General Electric Co	3,700	128,205
	Honeywell International Inc	3,400	124,542
	Ingersoll-Rand Co - Class A	2,300	164,105
	ITT Industries Inc	1,800	175,734
	Textron Inc	1,500	113,775
			1,095,577

	Office/Business Equipment - 0.1%
	Pitney Bowes Inc	600	26,130

	Oil & Gas - 3.3%
	Amerada Hess Corp	1,020	108,640
	Anadarko Petroleum Corp	1,400	115,010
	Apache Corp	1,100	71,060
	Burlington Resources Inc	1,600	88,384
	ConocoPhillips	2,400	137,976
	EOG Resources Inc	2,400	136,320
	Exxon Mobile Corp	2,100	120,687
	Nabors Industries Ltd*	1,600	96,992
	Occidental Petroleum Corp	2,100	161,553
	Rowan Cos Inc	2,200	65,362
	Sunoco Inc	600	68,208
	Unocal Corp	1,500	97,575
	Valero Energy Corp	1,800	142,398
			1,410,165

	Oil & Gas Services - 0.4%
	Baker Hughes Inc	1,400	71,624
	Halliburton Co	850	40,647
	Schlumberger Ltd	600	45,564
			157,835

	Packaging & Containers - 0.1%
	Ball Corp	700	25,172

	Pharmaceuticals - 3.7%
	Abbot Laboratories	3,200	156,832
	Allergan Inc	1,400	119,336
	Bristol-Myers Squibb Co	19,600	489,608
	Cardinal Health Inc	1,200	$69,096
	Caremark RX Inc*	3,800	169,176
	Express Scripts Inc*	1,000	49,980
	Gilead Sciences Inc*	4,900	215,551
	Hospira Inc*	2,000	78,000
	Medco Health Solutions Inc*	3,500	186,760
	Pfizer Inc	1,500	41,370
			1,575,709

	Pipelines - 0.1%
	El Paso Corp	5,000	57,600

	Retail - 3.3%
	American Eagle Outfitters Inc	5,000	153,250
	AutoNation Inc*	5,300	108,756
	Bed Bath & Beyond Inc*	2,920	121,997
	Big Lots Inc*	3,800	50,312
	Circuit City Stores Inc	2,900	50,141
	Costco Wholesale Corp	1,000	44,820
	CVS Corp	3,500	101,745
	Federated Department Stores Inc	400	29,312
	J.C. Penney Co Inc	3,000	157,740
	Lowe’s Cos Inc	640	37,261
	Nordstrom Inc	2,500	169,925
	Office Depot Inc*	1,500	34,260
	Sears Holding Corp*	900	134,883
	Staples Inc	2,850	60,762
	Starbucks Corp*	1,000	51,660
	Walgreen Co	2,100	96,579
			1,403,403

	Savings & Loans - 0.3%
	Golden West Financial Corp	1,934	124,511

	Semiconductors - 1.2%
	Altera Corp*	1,300	25,766
	Applied Materials Inc	4,400	71,192
	Freescale Semiconductors Inc - Class B*	3,776	79,976
	Linear Technology Co	2,800	102,732
	NVIDIA Corp*	7,200	192,384
	Texas Instruments Inc	1,470	41,263
			513,313

	Software - 1.9%
	Adobe Systems Inc	5,000	143,100
	Autodesk Inc	6,000	206,220
	Automatic Data Processing Inc	1,600	67,152
	BMC Software Inc*	1,020	18,309
	Citrix Systems Inc*	6,100	132,126
	Compuware Corp*	11,000	79,090
	Electronic Arts Inc*	500	28,305
	First Data Corp	2,300	92,322
	Novell Inc*	5,400	33,480
	Oracle Corp*	1,560	20,592
			820,696
	Telecommunications - 4.3%
	ALLTEL Corp	1,700	105,876
	AT&T Corp	4,800	91,392
	BellSouth Corp	10,000	265,700
	Cisco Systems Inc*	6,300	120,393
	Citizens Communications Co	4,800	64,512
	Comverse Technology Inc*	5,900	139,535
	Corning Inc*	8,800	146,256

Industry	Company	Shares	Value

	Telecommunications (continued)
	Motorola Inc	4,600	$83,996
	QUALCOMM Inc	1,700	56,117
	SBC Communications Inc	5,000	118,750
	Scientific-Atlanta Inc	3,100	103,137
	Sprint Corp-FON Group	3,800	95,342
	Tellabs Inc*	10,200	88,740
	Verizon Communications Inc	10,000	345,500
			1,825,246

	Toys, Games & Hobbies- 0.1%
	Hasbro Inc	1,300	27,027

	Transportation - 0.7%
	Burlington Northern Sante Fe Corp	500	23,540
	CSX Corp	2,700	115,182
	FedEx Corp	700	56,707
	Norfolk Southern Corp	2,700	83,592
			279,021
	TOTAL COMMON STOCKS
	(Cost $18,093,060)		20,794,594

		Principal Amount
	CORPORATE NOTES - 2.4%
	Leucadia National Corp
	Senior Notes, 7.75%, 08/15/13	$810,000	858,600
	Sea Containers Ltd - Class A Series B, 7.88%, 02/15/08	175,000	173,250
	TOTAL CORPORATE NOTES
	(Cost $1,020,243)		1,031,850

		Shares
	PURCHASED CALL OPTIONS - LONG - 0.1%
	SBC Communications Inc expiring Jan 07 at $25.00	30,000	38,250
	TOTAL PURCHASED CALL OPTIONS		38,250
	(Cost $41,080)

	MONEY MARKET MUTUAL FUNDS - 9.7%
	First American Treasury Obligations Fund - Class S	4,082,339	4,082,339
	TOTAL MONEY MARKET MUTUAL FUNDS
	(Cost $4,082,339)		4,082,339

	TOTAL INVESTMENTS - 103.6%
	(Cost $41,111,369)		$43,795,236
	Liabilities in Excess of Other Assets - (3.6%)		(1,531,562)
	NET ASSETS - 100.0%		$42,263,674

* Non-income producing security

** Rate disclosed represents discount rate.

^ Less than 0.05% of net assets

See accompanying Notes to Financial Statements

SCHEDULE of OPTIONS WRITTEN

June 30, 2005

Company	Shares	Value
COVERED CALL OPTIONS WRITTEN
ACE Ltd
expiring Aug 05 at $45.00	900	$(1,328)
Allstate Corp
expiring Jul 05 at $60.00	1,200	(570)
American Eagle Outiftters Inc
expiring Jul 05 at $30.00	5,000	(6,500)
American Express Co
expiring Jul 05 at $55.00	1,000	(150)
American Power Conversion Corp
expiring Sept 05 at $30.00	1,200	(150)
Amgen Inc
expiring Jul 05 at $65.00	600	(45)
Apple Computer Inc
expiring Jul 05 at $35.00	2,500	(6,500)
expiring Jul 05 at $37.50	2,000	(2,400)
expiring Jul 05 at $40.00	2,000	(1,050)
expiring Aug 05 at $37.50	2,000	(3,850)
expiring Aug 05 at $40.00	500	(538)
Automatic Data Processing Inc
expiring Aug 05 at $45.00	800	(140)
Bed Bath & Beyond Inc
expiring Aug 05 at $40.00	1,000	(2,725)
BellSouth Corp
expiring Jul 05 at $27.50	5,000	(250)
expiring Oct 05 at $27.50	3,500	(1,400)
Bristol-Myers Squibb Co
expiring Sept 05 at $27.50	3,000	(375)
expiring Dec 05 at $27.50	3,000	(900)
Building Materials Holding Corp
expiring Aug 05 at $75.00	2,000	(4,900)
Caremark Rx Inc
expiring Sept 05 at $50.00	2,000	(600)
CIT Group Inc
expiring Jul 05 at $40.00	1,000	(3,100)
Citrix Systems Inc
expiring Sept 05 at $25.00	2,000	(500)
CNA Financial Corp
expiring Aug 05 at $30.00	2,700	(1,485)
Coca-Cola Co
expiring Aug 05 at $45.00	1,000	(125)
Comverse Technology Inc
expiring Jul 05 at $25.00	1,500	(113)
ConocoPhillips
expiring Aug 05 at $62.50	1,200	(810)
Corning Inc
expiring Aug 05 at $17.50	4,000	(2,300)
Costco Wholesale Corp
expiring Jul 05 at $45.00	1,000	(700)
Countrywide Financial Corp
expiring Jul 05 at $40.00	1,000	(250)
CSX Corp
expiring Aug 05 at $45.00	1,000	(550)
Dell Inc
expiring Aug 05 at $40.00	1,000	(900)
Eaton Corp
expiring Jul 05 at $65.00	700	(52)
EOG Resources Inc
expiring Jul 05 at $55.00	600	(1,560)
Freeport-McMoran Corp
expiring Aug 05 at $40.00	1,500	(1,125)
Gilead Sciences Inc
expiring Aug 05 at $42.50	3,000	$(8,775)
Goldman Sachs Group Inc
expiring Jul 05 at $110.00	600	(45)
Honeywell International Inc
expiring Sept 05 at $40.00	1,500	(450)
ITT Industries Inc
expiring Jul 05 at $95.00	500	(1,575)
Jabil Circuit Inc
expiring Sept 05 at $30.00	500	(975)
J.C. Penny Co
expiring Aug 05 at $55.00	900	(832)
Jones Apparel Group Inc
expiring Aug 05 at $35.00	500	(75)
JP Morgan Chase & Co
expiring Sept 05 at $37.50	4,000	(900)
Lehman Brothers Holding Inc
expiring Jul 05 at $95.00	700	(3,290)
Lyondell Chemical Co
expiring Jul 05 at $25.00	5,500	(9,075)
Medco Health Solutions Inc
expiring Jul 05 at $55.00	2,500	(1,125)
Metlife Inc
expiring Sept 05 at $45.00	1,000	(1,825)
NVIDIA Corp
expiring Sept 05 at $30.00	2,000	(1,700)
Office Depot Inc
expiring Jul 05 at $22.50	1,500	(900)
QUALCOMM Inc
expiring Oct 05 at $40.00	1,000	(225)
Rowan Companies Inc
expiring Jul 05 at $27.50	1,000	(2,375)
SBC Communications Inc
expiring Jul 05 at $25.00	5,000	(125)
Staples Inc
expiring Sept 05 at $20.00	1,000	(1,925)
St Jude Medical Inc
expiring Jul 05 at $40.00	900	(3,330)
Symantec Corp
expiring Jul 05 at $22.50	1,000	(300)
Texas Instruments Inc
expiring Jul 05 at $25.00	700	(2,170)
Verizon Communications Inc
expiring Jul 05 at $37.50	4,000	(100)
Walt Disney Co
expiring Jul 05 at $30.00	500	(12)
Yahoo! Inc
expiring Oct 05 at $40.00	1,000	(750)
TOTAL COVERED CALL OPTIONS WRITTEN
(Premiums Received $104,380)		(90,795)

Company	Shares	Value
PUT OPTIONS WRITTEN
ADC Teleco Inc
expiring Jul 05 at $20.00	5,000	$(625)
expiring Jul 05 at $22.50	5,000	(5,375)
expiring Aug 05 at $20.00	10,000	(4,750)
expiring Aug 05 at $22.50	5,000	(7,875)
American Electric Power Co
expiring Aug 05 at $32.50	2,000	(150)
expiring Aug 05 at $35.00	8,000	(2,400)
expiring Nov 05 at $35.00	8,000	(7,000)
Apple Computer Inc
expiring Jul 05 at $35.00	4,000	(3,100)
expiring Jul 05 at $40.00	4,000	(15,000)
expiring Aug 05 at $35.00	2,500	(3,438)
expiring Oct 05 at $35.00	2,500	(5,875)
BellSouth Corp
expiring Oct 05 at $25.00	15,000	(6,000)
Bristol-Meyers Squibb Co
expiring Aug 05 at $25.00	6,000	(3,300)
expiring Dec 05 at $22.50	5,000	(1,875)
expiring Dec 05 at $25.00	6,000	(6,600)
Building Materials Holding Corp
expiring Jul 05 at $65.00	5,000	(4,375)
expiring Aug 05 at $65.00	2,000	(5,400)
expiring Sept 05 at $65.00	5,000	(18,500)
CONSOL Energy Inc
expiring Jul 05 at $50.00	10,000	(3,750)
expiring Aug 05 at $50.00	3,000	(4,275)
Fidelity National Financial Inc
expiring Jul 05 at $35.00	4,000	(1,400)
Ford Motor Co
expiring Sept 05 at $10.00	10,000	(6,250)
Genetech Inc
expiring Jul 05 at $75.00	2,000	(800)
expiring Aug 05 at $70.00	2,000	(1,600)
Georgia-Pacific Corp
expiring Oct 05 at $30.00	10,000	(10,000)
Goodyear Tire & Rubber Co
expiring Jul 05 at $12.50	10,000	(500)
expiring Jul 05 at $15.00	10,000	(4,250)
expiring Aug 05 at $15.00	12,500	(10,625)
expiring Oct 05 at $12.50	25,000	(11,875)
ITRON Inc
expiring Aug 05 at $35.00	7,000	(875)
expiring Aug 05 at $40.00	7,000	(5,425)
expiring Aug 05 at $45.00	4,600	(11,500)
JP Morgan Chase & Co
expiring Jul 05 at $35.00	5,000	(1,500)
expiring Aug 05 at $35.00	4,000	(2,700)
LCA-Vision Inc
expiring Jul 05 at $45.00	5,400	(2,295)
expiring Aug 05 at $45.00	10,000	(14,500)
Merck & Co
expiring Jul 05 at $30.00	10,000	(3,500)
expiring Jul 05 at $32.50	10,500	(18,112)
expiring Aug 05 at $30.00	3,000	(2,325)
expiring Oct 05 at $30.00	2,500	(3,125)
Micro Systems Inc
expiring Jul 05 at $45.00	2,000	(2,650)
Safeway Inc
expiring Jul 05 at $22.50	5,000	(2,125)
expiring Aug 05 at $22.50	5,000	(4,500)
Toll Brothers Inc
expiring Jul 05 at $95.00	2,000	$(1,500)
US Bancorp
expiring Jul 05 at $30.00	4,000	(3,300)
Verizon Communications Inc
expiring Aug 05 at $35.00	2,500	(2,750)
Washington Mutual Inc
expiring Jul 05 at $40.00	3,500	(700)
expiring Oct 05 at $40.00	4,000	(5,000)
TOTAL PUT OPTIONS WRITTEN		(245,345)
(Premiums Received $308,669)

TOTAL OPTIONS WRITTEN
(Total Premiums Received $413,049)		$(336,140)

See accompanying Notes to Financial Statements.

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $41,111,369)	$43,795,236
Cash	1,067
Receivable for portfolio securities sold	1,482,373
Receivable for fund shares sold	854,934
Dividends receivable	20,544
Interest receivable	76,860
Prepaid expenses	13,714
Total assets	46,244,728

Liabilities:
Payable for portfolio securities purchased	3,604,575
Payable for fund shares redeemed	10,719
Accrued investment adviser fee	4,177
Accrued administration fee	1,636
Accrued trustees fee	352
Other payables	23,455
Call options written at value (premiums received $104,380)	90,795
Put options written at value (premiums received $308,669)	245,345
Total liabilities	3,981,054
Net Assets	$42,263,674

Net Assets Represent:
Paid-in capital	$38,792,265
Undistributed net investment income	235,833
Accumulated net realized gain on investments	474,800
Net unrealized appreciation of investments	2,760,776
Net Assets	$42,263,674

Shares of common stock outstanding of $.001 par value, 50,000,000 shares authorized	3,544,146
Net asset value per share	$11.92

See accompanying Notes to Financial Statements.

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $201)	$253,270
Interest	362,975
Total investment income	616,245

Expenses:
Investment advisory fees	172,667
Administration fees	14,389
Accounting fees	58,011
Transfer agent fees	25,987
Tax preparation fees	8,756
Custody fees	21,316
Professional fees	3,144
Blue sky fees	24,251
Trustees fees	1,672
Registration fees	1,670
Reports to shareholders	6,562
Miscellaneous	3,299
Total expenses before advisory fees waived	341,724
Less investment advisory fees waived	(70,402)
Net expenses	271,322

Net Investment Income	344,923

Net Realized and Unrealized Gain on Investments:
Net realized loss on investment securities	(685,205)
Net realized gain on options written	932,043
Net realized gain on futures contracts	304,201
Net change in unrealized appreciation / depreciation on investments	1,251,827
Net realized and unrealized gain on investments	1,802,866

Net Increase in Net Assets Resulting from Operations	$2,147,789

See accompanying Notes to Financial Statements.

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004

Operations:
Net investment income	$344,923	$87,559
Net realized loss on investment securities	(685,205)	(190,689)
Net realized gain on options written	932,043	511,403
Net realized gain (loss) on futures contracts	304,201	(41,706)
Net change in unrealized appreciation / depreciation on investments	1,251,827	1,200,151
Net increase in net assets from operations	2,147,789	1,566,718

Distributions:
From net investment income	(179,176)	(61,044)
From net realized gains	(243,673)	0
Net decrease in net assets from distributions	(422,849)	(61,044)

Share Transactions:
Proceeds from sale of shares	26,406,530	15,549,707
Reinvestment of distributions	414,200	59,369
Cost of shares redeemed	(9,493,747)	(2,246,830)
Net increase in net assets from share transactions	17,326,983	13,362,246

Net increase in net assets	19,051,923	14,867,920

Net Assets:
Beginning of year	23,211,751	8,343,831
End of year *	$42,263,674	$23,211,751

Shares Issued & Redeemed:
Issued	2,286,141	1,421,691
Distributions reinvested	35,799	5,437
Redeemed	(831,504)	(203,741)
Net increase	1,490,436	1,223,387
Outstanding at beginning of year	2,053,710	830,323
Outstanding at end of year	3,544,146	2,053,710

* Including undistributed net investment income of:	$235,833	$54,917

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period indicated)

					For the Period
	For the Year Ended June 30,				ended June 30,
	2005	2004	2003	2002	2001*

Per Share Data
Net asset value, beginning of period	$11.30	$10.05	$9.87	$10.00	$10.00
Income from investment operations:
Net investment income^	0.14	0.06	0.10	0.04	0.00
Net realized and unrealized gain (loss)	0.66	1.24	0.15	(0.12)	0.00
Total from investment operations	0.80	1.30	0.25	(0.08)	0.00
Less distributions to shareholders:
Net investment income	(0.08)	(0.05)	(0.06)	(0.05)	0.00
Net realized gain	(0.10)	0.00	(0.01)	0.00	0.00
Total distributions	(0.18)	(0.05)	(0.07)	(0.05)	0.00
Net asset value, end of period	$11.92	$11.30	$10.05	$9.87	$10.00

Total Return+	7.15%	12.94%	2.57%	(0.80)%	0.00%#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$42,264	$23,212	$8,344	$4,960	$370
Ratios to average net assets:
Expenses after waivers and reimbursements	0.94%	0.94%	0.94%	0.94%	0.00%
Expenses before waivers and reimbursements	1.19%	1.51%	1.66%	2.07%	0.00%
Net investment income after waivers and reimbursements	1.20%	0.60%	1.06%	0.49%	0.00%

Portfolio turnover rate	125.5%	123.7%	98.2%	112.5%	0.0%

*                                         Commenced operations on June 30, 2001.

+                                       Total return would have been lower had various fees not been waived during the period.

#                                         Total returns for periods less than one year are not annualized.

^              Per share amounts calculated based on the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 50,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Balanced Fund is a no-load, diversified fund that seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the Adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Balanced Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had no securities on loan.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.  Discounts and premiums are accreted/amortized on the interest method.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded.  The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks,  including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As of June 30, 2005, there were no outstanding futures contracts.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option.  When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.

If an option that the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished.  If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.  As of June 30, 2005, the Fund held $90,795 of call options written, $245,345 of put options written, and $38,250 in purchased call options.

Covered Call Options and Secured Puts  The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts.  The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums.  The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline.  All options were listed on exchanges and considered liquid positions with readily available market quotes.

A summary of the option transactions written by the Balanced Fund follows:

	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2004	1,174	$131,987
Positions Opened	8,360	943,597
Exercised	(2,116)	(272,437)
Expired	(4,254)	(413,906)
Closed	(2,215)	(284,861)
Split	53	—
Outstanding, June 30, 2005	1,002	$104,380
Market Value, June 30, 2005	—	$(90,795)

	Written Put Options
	Contracts	Premiums

Outstanding, June 30, 2004	1,415	$140,591
Positions Opened	12,071	1,253,805
Exercised	(2,389)	(248,413)
Expired	(7,283)	(736,038)
Closed	(1,028)	(101,276)
Split	169	—
Outstanding, June 30, 2005	2,955	$308,669
Market Value, June 30, 2005	—	$(245,345)

Indemnification   Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for the fiscal year ended June 30, 2005.  For the fiscal year ended June 30, 2005, the Adviser waived fees in the amount of $70,402.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of$10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004.  The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5.  Purchases and Sales of Investment Securities:

Purchases and sales of securities, other than cash equivalents, for the fiscal year ended June 30, 2005, aggregated $31,856,086 and $20,882,320, respectively.  Purchases and sales of U.S. government securities, other than cash equivalents, for the fiscal year ended June 30, 2005, aggregated $3,090,586 and $300,000, respectively.

6.  Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$2,887,038

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(218,968)
Net unrealized appreciation	$2,668,070
Tax Cost	$40,791,026

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$393,526	$61,044
Long-Term Capital Gain	29,323	—
Total	$422,849	$61,044

Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Undistributed net investment income	$439,260
Accumulated net realized gain on investments	364,079
Net unrealized appreciation of investments	2,668,070
Total	$3,471,409

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$15,169	$(15,169)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax distribution amounts.

7.  Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through

June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Balanced Fund

We have audited the accompanying statement of assets and liabilities of Balanced Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, 34.39% of the dividends paid by the Fund from net investment income qualifies for the corporate dividends received deduction.

Also during the fiscal year ended June 30, 2005, 34.39% of distributions of ordinary income met the requirements regarding qualified dividend income.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Ordinary Income Dividend	$0.0771
Short-Term Capital Gain	$0.0918
Long-Term Capital Gain	$0.0126

During the fiscal year ended June 30, 2005, the Fund paid distributions from ordinary income of $447,800 and from long-term gain of $74,308, which includes equalization debits of $54,274 and $44,985, respectively.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscalyear are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.                                      Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

5.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 60% of the Fund.

6.  Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)       The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)       The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)       Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)       John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

ULTRA-SMALL COMPANY MARKET FUND Annual Report June 30, 2005

August 24, 2005

Dear Ultra-Small Company Market Fund Shareholder,

Our Fund was down 4.56% in the six months from January to June of 2005.  For the same period, our primary benchmark, the CRSP Cap-Based Portfolio 10 Index returned a negative 4.26%, Lipper Small-Cap Stock Funds Index 0.27% and the Russell 2000 Index a negative 1.25%.  During both the six-month and one-year periods, we underperformed our primary index by less than the amount of our expense ratio.  Generally speaking, it’s a good result for a (mostly) passively managed fund, but it does not match our long-term relative record, so I consider its performance “mediocre.”  We did significantly under perform our peer and broader small cap market index, which is also disappointing, although reasonable within the market context, as explained in more detail below.

In the fiscal year ending June 30, 2005 the Fund was up 6.12%, compared to 6.78% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, 9.88% for our peer benchmark, the Lipper Small-Cap stock Funds Index, and 9.45%return for the Russell 2000 Index.

The table below presents the six-month, one-year and average annual return for five-year and life-to-date performance of our Fund and benchmarks.

	Six-Month	1 Year	5 Year	Life-to-Date
	1/1/05 to	7/1/04 to	7/1/00 to	7/31/97 to
	6/30/05 (1)	6/30/05	6/30/05	6/30/05
Ultra-Small Company Market Fund
Return Before Taxes	-4.56%	6.12%	21.21%	16.99%
Return After Taxes on Distributions (2)	N/A	5.93%	21.08%	16.91%
Return After Taxes on Distributions and Sale of Fund Shares (2)	N/A	5.18%	18.80%	15.29| %
CRSP Cap-Based Portfolio 10 Index	-4.26%	6.78%	17.86%	15.42%
Lipper Small-Cap Stock Funds Index	0.27%	9.88%	1.09%	6.78%
Russell 2000 Index	-1.25%	9.45%	5.71%	6.97%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call
1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,808 (as of March 31, 2005) of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices. The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance (with dividends reinvested) of the 2,000 companies that are between the 1,000th and 3,000th largest in the market.

(1) Periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement plans.  Because investors may not invest in an index, it is not possible to provide after-tax figures for indexes

SHAREHOLDER LETTER

According to data from Lipper, Inc., for the period ended June 30, 2005 the Ultra-Small Company Market Fund ranked 55th of 84 micro-cap funds for the last twelve months, 4th of 44 over the last five years and 6th of 30 since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Ultra-Small Company Market Fund and Indexes from 7/31/97 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Fiscal Year 2005 Performance—What Worked

Twenty stocks appreciated by more than 100% in the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	EndWave Corp	Telecommunications	403.7%
2	Spartan Stores Inc	Food	331.5%
3	Monarch Casino & Resort Inc	Lodging	212.6%
4	ATP Oil & Gas Corp	Oil & Gas	203.5%
5	SBA Communications Corp	Telecommunications	203.4%
6	Essex Corp	Telecommunications	182.8%
7	Comtech Telecomm. Corp	Telecommunications	175.7%
8	NMT Medical Inc	Healthcare-Products	166.7%
9	Parlux Fragrances Inc	Cosmetics/Personal Care	152.7%
10	LCA-Vision Inc	Healthcare-Products	149.6%
11	Rocky Mountain Choc Fact Inc	Food	143.9%
12	Bankrate Inc	Commercial Services	135.3%
13	Meritage Homes Corp	Home Builders	131.1%
14	Clean Harbors Inc	Environmental Control	128.7%
15	CNS Inc	Household Products/Wares	127.8%
16	Consolidated-Tomoka Land Co	Real Estate	115.4%
17	Lufkin Industries Inc	Oil & Gas Services	111.9%
18	Allscripts Healthcare Solutions Inc	Software	111.9%
19	Andersons Inc/The	Agriculture	110.8%
20	Sirius Satellite Radio Inc	Media	110.4%

Small stocks don’t always work, but when they do, it can be “Katie, bar the door!”  That was certainly the case with our 20 top performers for the year, the weakest of which more than doubled in price.  Small-company stocks typically rise or fall on the company’s merits, rather than as a result of sector trends.  After all, with small companies, a single contract, the success or failure of a single product, can often make or break earnings for the quarter or even for the year.

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That said, defense-related contracts were a big factor in the success of several of the telecom companies on this list, including blow-the-roof-off No. 1 performer EndWave.  The company makes sophisticated telecommunications equipment, and its revenues in the first quarter of 2005 were up 38%, relative to the first quarter of 2004.  Another great performer is Essex Corp., up a mere 182% for the year. Essex works with the military to transmit encrypted data and its first-quarter revenues were up 81% over 2004.  Comtech Telecommunications — which also makes advanced telecom equipment, much of it for the military — recently announced that profits for the third quarter were up 75%.  That makes five consecutive quarters for Comtech of beating Wall Street estimates.

Fiscal Year 2005 Performance—What Didn’t Work

As indicated in the following table, relative to our other small-cap funds and small-company indexes, our Fund had a huge disadvantage over the last year.  Following a stellar period for ultra-small stocks from 1999 through 2004, ultra-small stocks (group 1 in the table below) performed not nearly as well as the “small stocks” of groups 6, 7 and 8, according to data from the Center for Research in Security Prices.  This was a major reason for our lagging our peer benchmark, the Lipper Small-Cap Stock Funds Index, as well as the Russell 2000 Index of small companies.

Company Size
According to the CRSP	Portfolio Return
Cap-Based Portfolio(1)	07/1/04 - 6/30/05
1 (largest)	4.0%
2	16.9%
3	14.3%
4	16.1%
5	9.8%
6	9.8%
7	14.8%
8	12.7%
9	5.0%
10 (ultra-small)	6.8%

(1) The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices.  Past performance is no guarantee of future results.

The Fund’s worst performers for the year were Trump Hotels & Casino Resorts, down 84.5% and BillianCorp, down 80.3%.

Industry Sector Representation as of June 30, 2005

Sector	% of Stocks
Basic Materials	2.6%
Communications	10.7%
Consumer, Cyclical	11.2%
Consumer, Non-cyclical	25.7%
Energy	4.1%
Financial	21.2%
Industrial	14.0%
Technology	9.5%
Utilities	1.0%
Total	100.0%

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we

www.Bridgeway.com

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are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.)  I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  Well, because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part cost the Fund’s adviser — not the shareholders — more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)  Here’s what happened:

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An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, and was satisfied with the comparative investment performance and fee and expense levels of the Fund.

New Securities and Exchange Commission (“SEC”) disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds.  The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  These of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will outperform its primary benchmark over the longer-term.  The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

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Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Funds were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Ultra-Small Company Market Fund, the Directors were satisfied with the Fund’s expense ratio of 0.69% versus the 0.87% average for small-cap index funds at that time.

While the Ultra-Small Company Market Fund’s total management fee of 0.50% exceeded the average management fee for small-cap index funds of 0.36%, the Directors found the relatively higher fee level to be acceptable in light of the Fund’s favorable performance history and the Fund’s emphasis on ultra-small company stocks.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow.  Management of the Ultra-Small Company Market Fund involves intensive and time-consuming trading management.  Companies are very small and trades may take longer to execute or may involve more time-intensive negotiation.  An increase in assets does not necessarily lead to economies of scale in this trade-execution management.

However, in other expense areas, the Fund does realize economies of scale as assets grow, or a possible expense ratio increases as assets decline.  Therefore, as asset levels for the Fund declined with some large redemptions during the year, the overall expense ratio increased slightly due to the spreading of some fixed costs over a smaller base. The fund reopened to new investors on June 1, 2005, partly in an effort to offset redemptions and partly to fill additional capacity in the Fund.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.

6

Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Ultra-Small Company Market Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will — I hope! — take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.  Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we continually look for ways to improve our service.

Sincerely,

John Montgomery

7

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you may incur transaction costs in the form of redemption fees and redemption reimbursement fees. There are no other transaction costs, including no sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no exchange fees.  However, as a shareholder of the Fund, the Fund and you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees and redemption reimbursement fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Ultra-Small Company Market Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Actual Fund Expenses (based on actual return)	$1,000.00	$977.21	$3.82
Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,010.44	$3.95

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.79% multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

8

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS - 96.3%
	Advertising - 0.9%
	Miva Inc*	52,700	$244,528
	Traffix Inc	248,700	1,248,474
	Ventiv Health Inc*	198,300	3,823,224
			5,316,226

	Aerospace/Defense - 0.9%
	Argon St Inc*	137,600	4,884,800
	CPI Aerostructures Inc*	33,400	300,600
	EDO Corp	3,700	110,667
	Titan Corp*	2,832	64,400
			5,360,467

	Agriculture - 0.6%
	The Andersons Inc	101,181	3,623,292

	Airlines - 0.2%
	Hawaiian Holdings Inc*	19,000	77,140
	Mesa Air Group Inc*	9,600	64,416
	World Air Holdings Inc*	98,900	1,159,108
			1,300,664

	Apparel - 1.2%
	Ashworth Inc*	135,807	1,223,621
	Deckers Outdoor Corp*	146,100	3,594,060
	Hartmarx Corp*	199,200	2,005,944
	Tandy Brands Accessories Inc	65,009	708,598
			7,532,223

	Auto Parts & Equipment - 1.2%
	Noble International Ltd	77,400	1,822,770
	R&B Inc*	76,314	1,071,449
	Tenneco Automotive Inc*	73,000	1,214,720
	Titan International Inc	144,000	2,013,120
	Transpro Inc*	127,700	803,233
			6,925,292

	Banks - 11.6%
	ABC Bancorp	73,800	1,334,304
	Abigail Adams National Bancorp	22,220	361,075
	Bancorp Rhode Island Inc	65,200	2,386,320
	Bank of America Corp	59,718	2,723,738
	Bank of the Ozarks Inc	40,800	1,339,872
	BB&T Corp	1,300	51,961
	BNCCORP Inc*	6,127	88,842
	Brookline Bancorp Inc	72,316	1,175,858
	Capital Bank Corp	55,300	832,818
	Capital Corp of the West	95,220	2,642,355
	Capital Crossing Bank*	87,600	2,987,160
	Cardinal Financial Corp*	10,000	93,900
	Cascade Bancorp	900	18,936
	Cass Information Systems Inc	40,837	1,654,307
	Center Financial Corp	135,600	3,366,948
	Central Bancorp Inc	12,300	318,324
	City National Corp	579	41,520
	CoBiz Inc	900	16,317
	Columbia Bancorp/Oregon	24,310	461,890
	Commercial Bankshares Inc	10,937	424,465
	Fidelity Southern Corp	57,476	888,004
	First Mariner Bancorp Inc*	48,924	793,058
	First Mutual Bancshares Inc	16,335	423,076
	FNB Corp	8,640	169,776
	FNB Financial Services Corp	44,218	797,693
	First Place Financial Corp	14,388	$289,055
	First State Bancorp	17,000	327,930
	Fulton Financial Corp	124,165	2,234,970
	Glacier Bancorp Inc	972	25,398
	Greater Community Bancorp	4,478	71,379
	Guaranty Federal Bancshares Inc	62,556	1,444,418
	Heritage Commerce Corp*	15,000	275,400
	Lakeland Financial Corp	23,300	947,844
	Macatawa Bank Corp	68,534	2,377,444
	MB Financial Inc	47,818	1,904,591
	Mercantile Bank Corp	35,883	1,577,776
	Merchants Group Inc	3,400	82,518
	Midsouth Bancorp Inc	28,137	689,357
	MidWestOne Financial Group Inc	77,412	1,408,898
	North Valley Bancorp	17,100	293,265
	Northrim BanCorp Inc	81,878	1,922,495
	Oak Hill Financial Inc	12,952	378,069
	PAB Bankshares Inc	70,000	1,081,500
	Pelican Financial Inc*	75,000	431,250
	Pinnacle Financial Partners Inc*	127,700	3,064,800
	PrivateBancorp Inc	37,200	1,316,136
	Prosperity Bancshares Inc	800	22,888
	South Financial Group Inc	72,457	2,059,228
	Southside Bancshares Inc	49,199	1,008,575
	State Financial Services Corp	65,400	2,633,004
	TD Banknorth Inc	8,718	259,796
	Toronto-Dominion Bank	4,183	186,604
	Umpqua Holdings Corp	100,288	2,360,780
	UnionBanCal Corp	10,606	709,754
	United Security Bancshares	26,059	671,019
	Vail Banks Inc	78,000	1,131,000
	Vineyard National Bancorp Co	91,940	2,901,626
	Virginia Commerce Bancorp*	74,718	1,817,889
	Western Sierra Bancorp*	55,122	1,865,880
	Wilshire Bancorp Inc	234,944	3,366,748
	Yardville National Bancorp	6,200	221,650
			68,753,451

	Beverages - 0.4%
	Green Mountain Coffee Roasters Inc*	56,300	1,910,259
	Peet’s Coffee & Tea Inc*	17,400	574,896
	Redhook Ale Brewery Inc*	23,000	74,290
			2,559,445

	Biotechnology - 3.2%
	ArQule Inc*	387,489	2,510,929
	Curis Inc*	117,071	456,577
	Embrex Inc*	146,024	1,628,167
	Encysive Pharmaceuticals Inc*	330,900	3,577,029
	GenVec Inc*	291,950	537,188
	Illumina Inc*	52,843	637,815
	Immunogen Inc*	95,600	553,524
	Inovio Biomedical Corp*	253,500	788,385
	Keryx Biopharmaceuticals Inc*	57,647	760,940
	Lifecell Corp*	299,250	4,731,143
	Nanogen Inc*	241,311	926,634
	Oscient Pharmaceuticals Corp*	164,500	435,925
	Sangamo Biosciences Inc*	112,300	400,911
	Seattle Genetics Inc*	115,055	616,695
	Stratagene Corp*	53,513	465,028
			19,026,890

9

Industry	Company	Shares	Value

	Building Materials - 0.1%
	Aaon Inc*	787	$14,001
	Comfort Systems USA Inc*	43,900	288,862
			302,863

	Chemicals - 1.2%
	Aceto Corp	85,446	639,136
	American Vanguard Corp+	114,000	2,383,740
	Balchem Corp	80,700	2,425,035
	Landec Corp*	116,500	757,250
	Lesco Inc*	47,100	593,225
	NewMarket Corp*	29,200	431,868
			7,230,254

	Coal - 0.1%
	Westmoreland Coal Co*	39,500	812,910

	Commercial Services - 3.7%
	ACE Cash Express Inc*	94,000	2,402,640
	Bankrate Inc*	144,800	2,916,272
	Cadmus Communications Corp	67,446	1,214,028
	Carriage Services Inc*	134,500	813,725
	Collectors Universe Inc*	14,700	257,544
	Cornell Cos Inc*	120,900	1,627,314
	Discovery Partners International Inc*	130,057	371,963
	Ezcorp Inc*	10,800	115,776
	Geo Group Inc*	19,000	475,950
	Healthcare Services Group Inc	35,550	713,844
	HMS Holdings Corp*	114,500	762,570
	Hudson Highland Group Inc*	32,590	508,078
	Kendle International Inc*	22,390	339,209
	Multi-Color Corp	59,136	1,540,493
	National Research Corp	40,300	645,203
	Opinion Research Corp*	17,400	129,630
	Perceptron Inc*	119,274	809,870
	Providence Services Corp*	52,992	1,315,791
	RCM Technologies Inc*	170,459	722,746
	Rent-Way Inc*	94,300	927,912
	Rock of Ages Corp	5,900	36,580
	SFBC International Inc*	86,070	3,324,884
			21,972,022

	Computers-3.3%
	Ansoft Corp	50,300	1,215,248
	Bindview Development*	48,578	134,075
	Compx International Inc	3,000	50,250
	Cyberguard Corp*	103,200	613,524
	Dataram Corp	82,533	482,736
	Delphax Technologies Inc	26,950	88,127
	Dynamics Research Corp*	80,900	1,164,960
	Extended Systems Inc*	172,666	552,531
	Immersion Corp*	20,226	107,805
	InterVoice Inc*	257,500	2,222,225
	Merge Technologies Inc*	59,200	1,110,000
	Nuance Communications Inc*	169,600	763,200
	Pomeroy IT Solutions Inc*	7,326	74,212
	Printronix Inc	69,800	1,167,056
	Rimage Corp*	120,069	2,549,065
	SI International Inc*	76,700	2,297,932
	Stratasys Inc*	87,050	2,844,794
	TechTeam Global Inc*	141,770	1,848,681
	Xanser Corp*	151,200	350,784
			19,637,205

	Cosmetics/Personal Care - 1.8%
	Chattem Inc*	5,800	$240,120
	Parlux Fragrances Inc*	381,363	10,552,314
			10,792,434

	Distribution/Wholesale - 1.1%
	Brightpoint Inc*	46,375	1,029,061
	Central European Distribution Corp*	34,750	1,297,217
	Huttig Building Products Inc*	31,800	346,938
	Navarre Corp*+	521,700	4,170,992
			6,844,208

	Diversified Financial Services - 1.4%
	Asta Funding Inc	62,100	1,725,138
	BKF Capital Group Inc	52,200	1,978,902
	Consumer Portfolio Services Inc*	332,800	1,507,584
	Nicholas Financial Inc	29,400	328,104
	Sanders Morris Harris Group Inc	85,509	1,470,755
	United PanAm Financial Corp*	53,100	1,455,471
			8,465,954

	Electric - 0.3%
	Green Mountain Power Corp	51,100	1,524,824
	Unitil Corp	2,900	78,300
			1,603,124

	Electrical Components & Equipment - 0.8%
	Active Power Inc*	290,009	942,529
	American Superconductor Corp*	125,100	1,144,665
	Lamson & Sessions Co*	203,600	2,406,552
	Nortech Systems Inc*	1,400	8,834
	TII Network Technologies Inc*	143,700	212,676
			4,715,256

	Electronics - 2.7%
	Advanced Photonix Inc - Class A*	156,350	453,415
	Axsys Technologies Inc*	61,200	1,080,241
	Badger Meter Inc	84,400	3,485,720
	Fargo Electronics Inc*	33,550	670,664
	Faro Technologies Inc*	84,500	2,303,470
	Frequency Electronics Inc	14,600	189,800
	LeCroy Corp*	104,600	1,438,250
	Lowrance Electronics Inc	57,900	1,217,058
	Measurement Specialties Inc*	99,800	2,316,358
	Merix Corp*	88,000	514,800
	OI Corp*	35,200	429,440
	Sonic Solutions Inc*	107,700	2,003,220
			16,102,436

	Energy - Alternate Sources - 0.2%
	Evergreen Solar Inc*	178,400	1,147,112

	Engineering & Construction - 0.9%
	Keith Cos Inc*	47,500	1,029,800
	Layne Christensen Co*	161,900	3,216,144
	Michael Baker Corp*	51,700	923,362
	Perini Corp*	5,500	90,310
			5,259,616

10

Industry	Company	Shares	Value

	Entertainment - 0.8%
	Canterbury Park Holdings Corp	59,400	$1,033,560
	Fox & Hound Restaurant Group*	122,581	1,464,843
	Gaylord Entertainment Co*	44,852	2,085,169
			4,583,572

	Environmental Control - 1.1%
	Clean Harbors Inc*	157,947	3,424,291
	Darling International Inc*	370,100	1,387,875
	Waste Industries USA Inc	130,900	1,850,926
			6,663,092

	Food - 1.5%
	Imperial Sugar Co	79,016	1,223,958
	Monterey Gourmet Foods Inc*	58,160	181,459
	Rocky Mountain Chocolate Factory Inc	59,136	1,300,989
	Spartan Stores Inc*	343,650	5,041,346
	Village Super Market Inc - Class A	12,300	661,740
	Zapata Corp*	57,600	351,360
			8,760,852

	Gas - 0.5%
	Chesapeake Utilities Corp	57,400	1,753,570
	EnergySouth Inc	44,250	1,226,167
			2,979,737

	Hand/Machine Tools - 0.1%
	Starrett (L.S.) Co - Class A	29,200	532,608

	Healthcare Products - 5.4%
	Abaxis Inc*	169,700	1,846,336
	Abiomed Inc*	189,902	1,623,662
	Atrion Corp	39,148	2,918,483
	Cantel Medical Corp*	82,200	1,344,792
	Cardiotech International Inc*	13,900	24,881
	Compex Technologies Inc*	45,240	186,389
	Criticare Systems Inc*	64,650	331,655
	Encore Medical Corp*	111,400	618,270
	Endologix Inc*	80,000	360,800
	LCA-Vision Inc	241,297	11,693,253
	Lifecore Biomedical Inc*	217,646	2,372,341
	Merit Medical Systems Inc*	17,500	269,675
	NMT Medical Inc*	52,600	526,000
	PhotoMedex Inc*	153,900	349,353
	Quinton Cardiology Systems Inc*	69,200	556,368
	Somanetics Corp*	234,200	5,262,474
	Spectranetics Corp*	43,900	295,447
	SRI/Surgical Express Inc*	6,855	36,194
	Tutogen Medical Inc*	197,900	465,065
	Utah Medical Products Inc	49,900	1,078,838
	Vital Images Inc*	1,851	33,225
			32,193,501

	Healthcare Services - 2.7%
	Air Methods Corp*	61,555	491,209
	Almost Family Inc*	5,800	79,518
	Amedisys Inc*	171,100	6,293,058
	America Service Group Inc*	109,500	1,735,575
	Bio-Reference Laboratories Inc*	135,600	1,882,128
	BioScrip Inc*	98,661	$591,966
	Five Star Quality Care Inc*	34,000	248,200
	Medcath Corp*	50,020	1,390,056
	Novamed Inc*	64,300	390,301
	Option Care Inc	7,312	103,099
	Psychiatric Solutions Inc*	52,300	2,547,533
	Radiologix Inc*	58,500	248,625
			16,001,268

	Home Builders - 0.1%
	Hovnanian Enterprises Inc - Class A*	822	53,594
	Meritage Homes Corp*	1,800	143,100
	Nobility Homes Inc	11,300	307,925
	Technical Olympic USA Inc	1,406	34,138
			538,757

	Home Furnishings - 0.4%
	Cobra Electronics Corp*	33,700	241,292
	Koss Corp	4,138	70,346
	Stanley Furniture Co Inc	88,600	2,176,016
			2,487,654

	Household Products/Wares - 0.5%
	CNS Inc	105,050	2,400,392
	Nashua Corp*	38,600	364,770
			2,765,162

	Housewares - 0.0%^
	Enesco Group Inc*	21,200	63,388

	Insurance - 2.0%
	American Independence Corp*	45,135	591,269
	Ceres Group Inc*	354,900	2,157,792
	Donegal Group Inc - Class A	139,069	2,775,817
	Fidelity National Financial Inc	45,941	1,639,634
	Investors Title Co	56,432	2,031,552
	Meadowbrook Insurance Group Inc*	370,400	1,940,896
	SCPIE Holdings Inc*	18,200	207,298
	United America Industry - Class A*	28,704	493,423
			11,837,681

	Internet - 4.1%
	Aladdin Knowledge Systems*	51,974	1,067,546
	Ask Jeeves Inc*	227,500	6,868,225
	Blue Coat Systems Inc*	55,300	1,652,364
	Captiva Software Corp*	232,000	3,350,080
	Digitas Inc*	134,521	1,534,885
	E-Loan Inc*	277,410	926,549
	ePlus Inc*	100,800	1,159,200
	Harris Interactive Inc*	70,300	342,361
	Ibasis Inc*+	186,500	507,280
	I-many Inc*	523,200	884,208
	Jupitermedia Corp*	164,000	2,809,320
	Online Resources Corp*	158,500	1,792,635
	Quotesmith.com Inc*	30,400	130,416
	Selectica Inc*	40,794	125,238
	TheStreet.com Inc*	167,000	591,180
	United Online Inc	14,029	152,355
	Valueclick Inc*	38,914	479,810
			24,373,652

11

Industry	Company	Shares	Value

	Iron/Steel - 1.2%
	Great Northern Iron Ore Properties	12,000	$1,266,000
	Material Sciences Corp*	33,500	487,760
	Oregon Steel Mills Inc*	170,000	2,925,700
	Roanoke Electric Steel Corp	90,000	1,486,800
	Steel Technologies Inc	50,816	858,790
			7,025,050

	Leisure Time - 0.4%
	Aldila Inc	78,979	1,544,829
	Ambassadors International Inc	77,600	1,059,240
			2,604,069

	Lodging - 0.6%
	Monarch Casino & Resort Inc*	164,800	3,632,192

	Machinery Diversified - 1.6%
	Gehl Co*	110,100	4,287,294
	Hurco Cos Inc*	219,934	3,510,146
	Twin Disc Inc	68,200	1,493,580
			9,291,020

	Media - 0.7%
	Point.360*	61,200	186,048
	Sirius Satellite Radio Inc*	582,300	3,773,304
			3,959,352

	Metal Fabricate/Hardware - 1.1%
	Hawk Corp - Class A*	17,400	203,580
	Ladish Co Inc*	64,700	646,353
	Metals USA Inc*	220,500	4,193,910
	Northwest Pipe Co*	75,600	1,757,700
			6,801,543

	Mining - 0.0%^
	Kinross Gold Corp*	22,353	136,353

	Miscellaneous Manufacturing - 2.0%
	Ceradyne Inc*	122,625	2,951,584
	Charles & Colvard Ltd	12,926	317,321
	EnPro Industries Inc*	13,600	392,632
	Flanders Corp*	270,542	2,434,878
	Park-Ohio Holdings Corp*	235,715	3,929,369
	Raven Industries Inc	35,600	833,752
	Steinway Musical Instruments	39,300	1,153,848
			12,013,384

	Oil & Gas - 3.0%
	ATP Oil & Gas Corp*	188,700	4,415,580
	Brigham Exploration Co*	176,600	1,612,358
	Castle Energy Corp	7,650	94,325
	Edge Petroleum Corp*	109,618	1,712,233
	Giant Industries Inc*	133,800	4,816,800
	Meridian Resource Corp*	404,000	1,931,120
	Petroleum Development Corp*	74,400	2,369,640
	Remington Oil & Gas Corp*	1,400	49,980
	Royale Energy Inc*	93,856	811,854
			17,813,890

	Oil & Gas Services - 0.6%
	Lufkin Industries Inc	95,742	3,444,797

	Packaging & Containers - 0.2%
	AEP Industries Inc*	58,800	$1,085,448

	Pharmaceuticals - 4.8%
	Anika Therapeutics Inc*	131,400	1,509,786
	D&K Healthcare Resources Inc	8,730	73,769
	Dov Pharmaceuticals Inc*	158,400	2,955,744
	Eli Lilly & Co	34,669	1,931,410
	Emisphere Technologies Inc*	144,800	582,096
	First Horizon Pharmaceutical Corp*	279,200	5,315,968
	HealthExtras Inc*	21,900	439,533
	Hi-Tech Pharmacal Co Inc*	112,476	3,583,485
	Integrated Biopharma Inc*	59,300	224,747
	Intrabiotics Pharmaceuticals Inc*	63,800	223,300
	Introgen Therapeutics Inc*+	109,175	703,087
	Ista Pharmaceuticals Inc*	101,400	843,648
	Mannatech Inc	90,680	1,724,734
	Matrixx Initiatives Inc*	90,300	993,300
	National Medical Health Cardinal Systems Inc*	103,408	2,487,996
	Neogen Corp*	69,281	990,718
	Nuvelo Inc*	136,104	1,052,084
	Pain Therapeutics Inc*	114,000	769,500
	Penwest Pharmaceuticals Co*	28,000	330,960
	Pharmacyclics Inc*	142,300	1,068,673
	Repligen Corp*	48,165	104,518
	Rigel Pharmaceuticals Inc*	35,566	708,475
			28,617,531

	Real Estate - 1.4%
	California Coastal Communities Inc*	109,900	3,777,263
	Consolidated - Tomoka Land Co - Florida	43,800	3,766,800
	United Capital Corp*	26,100	677,295
	Wilshire Enterprises Inc*	27,300	198,471
			8,419,829

	Retail - 4.3%
	America’s Car Mart Inc*	112,050	2,522,245
	The Bombay Co Inc*	81,900	466,830
	Books-A-Millions Inc	191,906	1,928,655
	Buffalo Wild Wings Inc*	28,600	892,320
	Dave & Buster’s Inc*	143,600	2,647,984
	Famous Dave’s Of America Inc*	158,800	1,567,356
	Finlay Enterprises Inc*	4,801	59,964
	First Cash Financial Services Inc*	116,250	2,484,263
	Friendly’s Ice Cream Corp*	97,900	1,067,110
	Frisch’s Restaurants Inc	47,800	1,195,000
	GTSI Corp*	23,886	197,060
	Hastings Entertainment Inc*	33,500	198,655
	JOS A Bank Clothiers Inc*	40,125	1,737,413
	Luby’s Inc*	252,700	3,019,765
	Movie Gallery Inc	6,975	184,349
	National Vision Inc*	21,900	105,120
	The Pantry Inc*	3,300	127,809
	Rush Enterprises Inc - Class A*	43,600	581,624
	Rush Enterprises Inc - Class B*	43,600	584,676

12

Industry	Company	Shares	Value

Retail (continued)
	The Sportsman’s Guide Inc*	165,900	$3,110,625
	Wilsons The Leather Experts	91,540	621,411
	Zones Inc*	60,000	247,200
			25,547,434

Savings & Loans - 3.7%
	Berkshire Hills Bancorp Inc	24,900	829,668
	Carver Bancorp Inc	53,600	912,272
	Centrue Financial Corp	26,000	665,600
	Cooperative Bankshares Inc	2,100	39,249
	Fidelity Bancorp Inc	48,786	959,621
	First Pactrust Bancorp Inc	53,800	1,358,988
	FirstBank NW Corp	21,492	582,433
	Harrington West Financial Group Inc	86,320	1,329,328
	Heritage Financial Corp	6,100	133,956
	HMN Financial Inc	55,300	1,740,844
	Horizon Financial Corp	24,300	539,460
	Itla Capital Corp*	400	21,560
	LSB Corp	76,350	1,236,870
	MASSBANK Corp	17,636	611,087
	NewAlliance Bancshares Inc	67,028	941,743
	NewMil Bancorp Inc	32,900	958,048
	North Central Bancshares Inc	19,650	747,093
	Northeast Bancorp	4,700	96,585
	Pacific Premier Bancorp Inc*	16,610	177,893
	Provident Financial Holding Inc	54,849	1,541,805
	Pulaski Financial Corp	75,462	1,939,373
	PVF Capital Corp	75,720	1,022,220
	Rainer Pacific Financial Group Inc	16,500	256,575
	Riverview Bancorp Inc	25,800	550,830
	Sterling Financial Corp*	804	30,070
	Synergy Financial Group Inc	21,400	254,660
	Teche Holding Co	11,400	413,250
	Timberland Bancorp Inc	19,800	444,510
	Union Community Bancorp	29,919	492,467
	Washington Savings Bank	95,850	886,613
			21,714,671

Semiconductors - 2.4%
	ADE Corp*	130,000	3,646,500
	Advanced Power Technology Inc*	206,500	1,455,825
	All American Semiconductor Inc*	13,200	57,420
	Anadigics Inc*	285,630	554,122
	Ceva Inc*	142,296	833,855
	Diodes Inc*	42,150	1,315,080
	IXYS Corp*	45,110	639,660
	Kopin Corp*	132,300	674,730
	LogicVision Inc*	53,444	108,497
	Nanometrics Inc*	56,400	704,436
	Pericom Semiconductors*	139,900	1,138,786
	Ramtron International Corp*	17,500	40,950
	Rudolph Technologies Inc*	73,000	1,046,090
	Supertex Inc*	52,300	923,618
	White Electronic Designs Corp*	171,400	951,270
			14,090,839

Software - 4.2%
	Allscripts Healthcare Solutions Inc*	94,453	1,568,864
	American Software Inc - Class A	31,038	$179,400
	CAM Commerce Solutions Inc*	93,900	1,384,086
	Computer Programs & Systems Inc	16,547	616,706
	Concur Technologies Inc*	112,900	1,188,837
	Digi International Inc*	112,936	1,339,421
	DocuCorp International Inc*	161,800	1,189,230
	Document Sciences Corp*	8,788	66,701
	Dot Hill Systems Corp*	13,800	72,312
	Evolving Systems Inc*	205,940	591,048
	Intervideo Inc*	42,600	612,588
	INVESTools Inc*	22,700	78,996
	MetaSolv Inc*	255,093	599,469
	Mind CTI Ltd	329,095	921,466
	Moldflow Corp*	163,600	2,118,620
	MSC Software Corp*	42,200	576,030
	Napster Inc*	208,000	873,600
	Par Technology Corp*	29,400	940,800
	Perficient Inc	24,145	171,671
	Pervasive Software Inc*	174,800	740,453
	Phoenix Technologies Ltd*	117,897	917,239
	QAD Inc	49,150	378,455
	Quality Systems Inc*	46,000	2,179,480
	Tier Technologies Inc - Class B*	127,900	1,078,197
	TradeStation Group Inc*	245,974	2,110,457
	Viewpoint Corp*	9,816	17,374
	Witness Systems Inc*	138,850	2,531,236
			25,042,736

Telecommunications - 4.5%
	Anaren Inc*	31,800	418,170
	Avici Systems Inc*	101,601	452,124
	Aware Inc*	373,800	2,425,962
	CalAmp Corp*	293,700	2,097,018
	Comarco Inc*	12,100	89,177
	Communications Systems Inc	7,000	71,890
	Comtech Telecommunications Corp*	7,050	230,041
	Ditech Communications Corp*	191,670	1,243,938
	EndWave Corp*+	103,842	4,942,879
	Essex Corp*	11,800	269,984
	Forgent Networks Inc*	15,119	22,225
	Glenayre Technologies Inc*	541,400	2,041,078
	Globecomm Systems Inc*	68,500	411,685
	Hickory Tech Corp	8,895	71,783
	Optical Cable Corp*	89,225	464,862
	Performance Technologies Inc*	148,850	823,141
	Radyne Corp*	88,100	764,268
	SafeNet Inc*	27,100	923,026
	SBA Communications Corp - Class A*	11,100	149,850
	Sirenza Microdevices Inc*	234,950	808,228
	Spectralink Corp	82,400	866,848
	Stratos International Inc*	212,779	1,176,668
	Telular Corp	15,602	46,806
	Ubiquitel Inc*	618,000	5,042,880
	Verlink Corp*	12,605	15,252
	Vyyo Inc*	12,031	74,953
	Warwick Valley Telephone Co	5,400	132,840
	WJ Communications Inc*	309,332	532,051
	XETA Technologies Inc*	22,300	63,332
			26,672,959

13

Industry	Company	Shares	Value

	Textiles - 0.1%
	Angelica Corp	13,000	$318,630
	Culp Inc*	12,700	55,880
			374,510

	Toys/Games/Hobbies - 0.0%^
	Department 56 Inc*	12,000	123,000

	Transportation - 1.9%
	Celadon Group Inc*	113,900	1,940,856
	Dynamex Inc*	148,600	2,532,144
	HUB Group Inc - Class A*	144,600	3,622,230
	Marten Transport Ltd*	112,066	2,352,265
	Patriot Transportation Holdings Inc*	16,400	835,088
			11,282,583

	Trucking & Leasing - 0.4%
	Greenbrier Cos Inc	77,800	2,108,380

	Water - 0.2%
	Artesian Resources Corp - Class A	14,850	439,709
	Pennichuck Corp	4,621	88,354
	York Water Co	40,200	849,828
			1,377,891
	TOTAL COMMON STOCKS		572,243,729
	(Cost $285,159,368)

	EXCHANGE TRADED FUNDS - 0.7%
	iShares Russell 2000 Index Fund	37,200	2,360,712
	iShares Russell 2000 Value Index Fund	27,600	1,774,680
	TOTAL EXCHANGE TRADED FUNDS		4,135,392
	(Cost $4,164,361)

	MONEY MARKET MUTUAL FUNDS - 3.0%
	First American Treasury Obligations Fund- Class S	17,747,957	17,747,957
	TOTAL MONEY MARKET MUTUAL FUNDS		17,747,957
	(Cost $17,747,957)

	TOTAL INVESTMENTS - 100.0%		$594,127,078
	(Cost $307,071,686)
	Liabilities in Excess of Other Assets - 0.0%^		(243,956)
	NET ASSETS -100%		$593,883,122

*     Non-income producing security

+   This security or a portion of this security is out on loan at June 30, 2005

              Total loaned securities had a market value of $12,691,250 at June 30, 2005

^       Less than 0.05% of net assets

FINANCIAL FUTURES SHORT
Russell 2000 E-Mini, 28 contracts,
expires September 2005, principal amount
$1,808,884, value $1,800,680
cumulative depreciation	$(8,204)

See accompanying Notes to Financial Statements.

14

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $307,071,686)	$594,127,078
Receivable for portfolio securities sold	3,683,204
Receivable for fund shares sold	1,423,801
Dividends receivable	228,439
Interest receivable	58,313
Prepaid expenses	22,334
Total assets	599,543,169

Liabilities:
Variation margin	8,204
Payable for fund shares redeemed	297,425
Payable for portfolio securities purchased	4,726,400
Accrued investment adviser fee	404,511
Accrued administration fee	23,789
Accrued trustees fee	8,329
Other payables	191,389
Total liabilities	5,660,047
Net Assets	$593,883,122

Net Assets Represent:
Paid-in capital	$292,120,806
Undistributed net investment income	567,340
Accumulated net realized gain on investments	14,147,788
Net unrealized appreciation of investments	287,055,392
Net unrealized depreciation on futures contracts	(8,204)
Net Assets	$593,883,122

Shares of common stock outstanding of $.001 par value, 100,000,000 shares authorized	35,016,774
Net asset value per share	$16.96

See accompanying Notes to Financial Statements.

15

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $13,045)	$4,871,381
Interest	98,810
Securities lending	1,052,473
Total investment income	6,022,664

Expenses:
Investment advisory fees	3,442,303
Administration fees	344,230
Accounting fees	73,163
Transfer agent fees	244,077
Tax preparation fees	16,034
Custody fees	119,065
Professional fees	295,725
Blue sky fees	47,268
Trustees fees	39,526
Registration fees	34,652
Reports to shareholders	6,660
Interest	265,439
Miscellaneous	95,990
Total expenses	5,024,132

Net Investment Income	998,532

Net Realized and Unrealized Gain on Investments:
Net realized gain on investment securities	14,263,596
Net change in unrealized appreciation / depreciation on investments	15,160,942
Net change in unrealized appreciation / depreciation on futures contracts	(8,204)
Net realized and unrealized gain on investments	29,416,334

Net Increase in Net Assets Resulting from Operations	$30,414,866

See accompanying Notes to Financial Statements.

16

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004

Operations:
Net investment income	$998,532	$808,120
Net realized gain on investment securities	14,263,596	7,562,069
Net realized gain on futures contracts	0	2,436,990
Net change in unrealized appreciation / depreciation on investments	15,160,942	218,092,749
Net change in unrealized appreciation / depreciation on futures contracts	(8,204)	752,593
Net increase in net assets from operations	30,414,866	229,652,521

Distributions:
From net investment income	(1,224,997)	0
From net realized gain	(6,669,718)	(2,130,005)
Net decrease in net assets from distributions	(7,894,715)	(2,130,005)

Share Transactions:
Proceeds from sale of shares	149,035,161	481,488,578
Reinvestment of distributions	7,133,407	1,980,857
Cost of shares redeemed (net of redemption fees of
$276,563 and $809,313 for the year indicated)	(401,553,889)	(206,285,112)
Net increase (decrease) in net assets from share transactions	(245,385,321)	277,184,323

Net increase (decrease) in net assets	(222,865,170)	504,706,839

Net Assets:
Beginning of year	816,748,292	312,041,453
End of year *	$593,883,122	$816,748,292

Shares Issued & Redeemed:
Issued	9,247,195	35,892,678
Distributions reinvested	403,018	131,969
Redeemed	(25,229,480)	(13,839,493)
Net increase (decrease)	(15,579,267)	22,185,154
Outstanding at beginning of year	50,596,041	28,410,887
Outstanding at end of year	35,016,774	50,596,041

* Including undistributed net investment income of:	$567,340	$793,805

See accompanying Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year indicated)

	For the Year Ended June 30,
	2005	2004	2003	2002	2001

Per Share Data
Net asset value, beginning of year	$16.14	$10.98	$8.70	$7.22	$6.62
Income from investment operations:
Net investment income (loss)^	0.02	0.02	(0.03)	0.00	0.05
Net realized and unrealized gain	0.97	5.16	2.31	1.49	0.59
Total from investment operations	0.99	5.18	2.28	1.49	0.64
Less distributions to shareholders:
Net investment income	(0.03)	0.00	0.00	(0.01)	(0.04)
Net realized gain	(0.15)	(0.04)	0.00	0.00	0.00
Total distributions	(0.18)	(0.04)	0.00	(0.01)	(0.04)
Paid-in-capital from redemption fees	0.01	0.02	0.00	0.00	0.00
Net asset value, end of year	$16.96	$16.14	$10.98	$8.70	$7.22

Total Return	6.12%	47.41%	26.21%+	20.70%+	9.80%+
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$593,883	$816,748	$312,041	$68,824	$9,078
Ratios to average net assets:
Expenses after waivers and reimbursements	0.73%	0.67%	0.75%	0.75%	0.75%
Expenses before waivers and reimbursements	0.73%	0.67%	0.85%	1.01%	1.61%
Net investment income (loss) after
waivers and reimbursements	0.15%	0.11%	(0.14)%	(0.05)%	0.77%

Portfolio turnover rate	13.0%	19.4%	17.7%	55.8%	215.0%

+     Total return would have been lower had various fees not been waived during the year.

^       Per share amounts calculated based on the average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

18

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 100,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Ultra-Small Company Market Fund is a no-load, diversified fund that seeks to provide a long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Market Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation  Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had securities on loan valued at $12,691,250 and received U.S. Treasury securities with a value of $12,847,623 as collateral.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

19

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties  The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded.  The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks,  including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As of June 30, 2005, the Fund held futures contracts in the amount of $1,800,680.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option.  When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.  If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished.  If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.  If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.  Buying calls increases the Fund’s exposure to the underlying security to the extent of any premium paid.  Buying puts on a stock market index tends to limit the Fund’s exposure to a stock market decline.  As of June 30, 2005, there were no outstanding options.

Indemnification   Under the Company’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3.              Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser, a shareholder of the Fund.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed daily and paid monthly.

20

The Fund pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.75% of the value of its average net assets for the fiscal year ended June 30, 2005.  For thefiscal year ended June 30, 2005, the Adviser did not waive any fees.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  These trades are reviewed quarterly by the Board of Directors.  There were no reimbursements to the Fund for the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation  Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of$10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5.              Purchases and Sales of Investment Securities:

Aggregate purchases and sales of long-term investment securities other than U.S. government securities and cash equivalents were $89,712,803 and $358,171,464 respectively, for the fiscal year ended June 30, 2005.

6.              Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$291,230,648
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(4,276,544)
Net unrealized appreciation	$286,954,104
Tax Cost	$307,172,974

The differences between book and tax net unrealized appreciation is wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

21

The tax character of the distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$1,224,997	$0
Long-Term Capital Gain	6,669,718	710,875
Total	$7,894,715	$710,875

Components of Net Assets (Tax Basis)  As of June 30, 2005, the components of net assets on a tax basis were:

Undistributed net investment income	$567,340
Accumulated net realized gain on investments	14,240,872
Net unrealized appreciation of investments	286,954,104
Total	$301,762,316

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)

Paid-in	Accumulated Net
Capital	Realized Gain
$(18,282)	$18,282

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of certain investments.

7.              Line of Credit:

The Fund has established a line of credit agreement (“LOC”) with U.S. Bank, N.A. (the “Bank” or “Lender”) which matures on June 1, 2006, and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction.  Advances under the Facility are limited to the lesser of $36,750,000 or 33 1/3% of the Fund’s net assets.  Borrowings under the line of credit bear interest based on the Lender’s Prime Rate.  Principal is due fifteen days after each advance and at the Maturity.  Interest is payable monthly in arrears.  The minimum advance is $1,000.  As of June 30, 2005, the Fund had a zero balance with its secured line of credit.  During the fiscal year ended June 30, 2005, the average borrowing was $4,851,904 with an average rate on borrowings of 5.32%.

8.              Redemption Fees:

Shares of Ultra Small Company Market Fund held for less than six months are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund.

9.              Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Ultra Small Company Market Fund

We have audited the accompanying statement of assets and liabilities of Ultra Small Company Market Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Small Company Market Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

23

OTHER INFORMATION

(Unaudited)

1.  Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, 100% of the dividends paid by the Fund from net investment income qualifies for the corporate dividends received deduction.

Also during the fiscal year ended June 30, 2005, 100% of distributions of ordinary income met the requirements regarding qualified dividend income.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Ordinary Income Dividend	$0.0272
Long-Term Capital Gain	$0.1482

During the fiscal year ended June 30, 2005, the Fund paid distributions from ordinary income of $1,369,419 and from long-term capital gain of $10,296,960, which includes equalization debits of $144,422 and $3,627,242, respectively.

2.  Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3.  Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge , upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.           Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

5.  Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 64% of the Fund.

24

6.                                      Trustees & Officers:

Independent Directors

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/8/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001-12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/8/2005 to present. President, Bridgeway Funds, 11/1993 – 6/8/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

25

	Positions(s)	Term of
	Held with	Office and		No. of Bridgeway
Name, Address(1),	Bridgeway	Length of	Principal Occupation(s)	Funds Overseen	Other Directorship
and Age	Funds	Time Served	During Past Five Years	by Director	Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)       The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)       The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)       Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)       John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

26

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ULTRA-SMALL COMPANY FUND Annual Report June 30, 2005

August 24, 2005

Dear Fellow Ultra-Small Company Fund Shareholder,

Our Fund had a positive return of 2.40% in the June quarter compared to 2.68% for the CRSP Cap-Based Portfolio 10 Index, 4.32% for the Russell 2000 Index and 3.23% for our peer benchmark, the Lipper Small-Cap Stock Funds Index. It was a poor quarter on a relative basis.

The Fund was up 15.37% in the Fiscal Year, compared to the 6.78% return for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, 9.88% for our peer benchmark, the Lipper Small-Cap Stock Index, and 9.45% for the Russell 2000 Index of small companies.  It was a strong year by any measure, as we continue to outperform our primary market benchmark by a wide margin since inception.

The table below presents our June quarter, one-year and annualized returns for five-year, ten-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission (“SEC”).

	June Qtr.	1 Year	5 Year	10 Year	Life-to-Date
	4/1/05 to	7/1/04 to	7/1/00 to	7/1/95 to	8/5/94 to
	6/30/05 (1)	6/30/05	6/30/05	6/30/05	6/30/05

Ultra-Small Company Fund
Return Before Taxes	2.40%	15.37%	25.72%	24.34%	23.24%
Return After Taxes on Distributions (2)	N/A	11.67%	23.26%	22.95%	21.23%
Return After Taxes on Distributions and Sale of Fund Shares (2)	N/A	12.80%	22.10%	22.04%	20.44%
CRSP Cap-Based Portfolio 10 Index	2.68%	6.78%	17.86%	15.72%	16.15%
Lipper Small-Cap Stock Funds Index	3.23%	9.88%	1.09%	8.80%	10.17%
Russell 2000 Index (small companies)	4.32%	9.45%	5.71%	9.90%	10.73%

Performance figures quoted above represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance figures quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,808(as of March 31, 2005) of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices.  The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper, Inc.  The Russell 2000 Index is an unmanaged, market value weighted index, that measures performance (with dividends reinvested) of the 2,000 companies that are between the 1,000th and 3,000th largest in the market

(1) Periods less than one year are not annualized.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  Because investors may not invest in an index, it is not possible to provide after-tax return figures for indexes.

According to data from Lipper, Inc., for the period ended June 30, 2005, the Ultra-Small Company Fund ranked 8th of 84 micro-cap funds for the last twelve months, 1st of 44 over the last five years, 2nd of 9 over the last ten years and 1st of 8 since inception.  Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

SHAREHOLDER LETTER

Growth of $10,000 Invested in Ultra-Small Company Fund and Indexes from 8/5/94 (inception) to 6/30/05

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Quarterly Performance—What Worked Well

Fifteen stocks gained more than 30% in the June quarter:

Rank	Description	Industry	% Gain
1	Empire Resources Inc	Metal Fabricate/Hardware	81.5%
2	Riviera Holdings Corp	Lodging	81.3%
3	Somanetics Corp	Healthcare-Products	66.4%
4	Criticare Systems Inc	Healthcare-Products	60.4%
5	Building Material Holding Corp	Distribution/Wholesale	55.8%
6	Atrion Corp	Healthcare-Products	53.3%
7	Hansen Natural Corp	Beverages	40.4%
8	Charles & Colvard Ltd	Mining	38.7%
9	LaBarge Inc	Electronics	38.7%
10	Acme United Corp	Household Products/Wares	34.7%
11	Grubb & Ellis Co	Real Estate	34.7%
12	Graham Corp	Electrical Components & Equipment	33.8%
13	ArQule Inc	Biotechnology	32.5%
14	Spartan Stores Inc	Food	32.4%
15	Parlux Fragrances Inc	Cosmetics/Personal Care	31.0%

The smaller the company, the more likely it is to carve its own path of success (or failure), independent of sector trends.  So in a Fund like this one, specializing in very small companies, you’d expect a list of winners or losers to be highly diversified.  And you’d be right.

Many of these winners do share a common thread, though: really impressive numbers.  For example, look at top-place finisher Empire Resources, which sells a variety of metals and metal products to the transportation, housing, and automotive industries, among others.  The stock had bumped along quietly, with nobody taking much interest, until mid-May, when the company announced that its profits for the first quarter had nearly doubled over the same period in the previous year.  No surprise, the stock took off like a rocket, and the company capped the quarter by announcing that it would start paying a dividend.

Another top performer, Building Material Holding Corp., is one of the largest suppliers in the U.S. of residential building material and construction services. That stock chart is much less dramatic than Empire’s.  It just spent the year marching up. It didn’t hurt that first-quarter profits rose by more than 300%.  And the company’s decision to increase its dividend by 25% just gilded the proverbial lily.

2

Quarterly Performance—What Didn’t Work

The other side of the ledger is shorter, but not pretty.  Nine stocks declined more than 30% in the June quarter:

Rank	Description	Industry	% Loss
1	Cantel Medical Corp	Healthcare-Products	-44.7%
2	Unify Corp	Software	-40.6%
3	Benthos Inc	Machinery-Diversified	-35.9%
4	ICO Inc	Chemicals	-33.3%
5	Deckers Outdoor Corp	Apparel	-32.9%
6	Insteel Industries Inc	Electrical Components & Equipment	-32.1%
7	Cost-U-Less Inc	Retail	-32.0%
8	Intellisync Corp	Software	-31.8%
9	Cavalier Homes Inc	Home Builders	-31.1%

Our worst performer for the quarter, Cantel Medical, is a story of disappointment on two fronts. The stock collapsed in early June when the company announced its third-quarter results, even though earnings were up a solid 23% over the same period in the previous year.  True, those earnings did come in just shy of analysts’ expectations, and in today’s market, that is often enough to kick a stock downstairs. But the real cause of Cantel’s collapse was the announcement that the company was no longer going to serve as distributor for Olympus America, a Canadian manufacturer of surgical equipment. The distribution arrangement with Olympus represented about 22% of Cantel’s revenues in calendar 2004, so the loss of that relationship is a bitter pill, and none of Cantel’s medical devices make it easier to choke down.

Deckers Outdoor Corp. makes both the popular Teva sandals and the so-ugly-they’re-cool Ugg boots, which were – or so my daughters tell me – one of last year’s “must have” fashion items.  Deckers “missed” analysts’ expectations of first-quarter earnings by one penny per share, citing inventory problems.  Were investors right to sell off the shares? Well, the company has noted that orders for the fall are running well ahead of projections. Furthermore, those “inventory problems” were essentially an outgrowth of success. Deckers wasn’t prepared last year for the runaway popularity of those Ugg boots, and may have over-corrected this time around.  Our models are saying “sit tight,” so for the moment, that’s what we’re doing.

Fiscal Year Performance—What Worked Well

The list of best stocks for the fiscal year is even more pronounced.  Sixteen stocks gained more than 70% in the fiscal year ended June 30, 2005.

Rank	Description	Industry	% Gain
1	Building Material Holding Corp	Distribution/Wholesale	266.0%
2	Hansen Natural Corp	Beverages	234.8%
3	INVESTools Inc	Software	134.9%
4	Monarch Casino & Resort Inc	Lodging	134.4%
5	Denny’s Corp	Retail	133.6%
6	Advocat Inc	Healthcare-Services	132.2%
7	Comtech Telecomm. Corp	Telecommunications	117.0%
8	Parlux Fragrances Inc	Cosmetics/Personal Care	102.9%
9	AirGate PCS Inc	Telecommunications	101.4%
10	SMTEK International Inc	Electronics	100.0%
11	Empire Resources Inc	Metal Fabricate/Hardware	81.5%
12	American Retirement Corp	Healthcare-Services	79.1%
13	Pantry Inc/The	Retail	77.7%
14	Aldila Inc	Leisure Time	77.4%
15	LaBarge Inc	Electronics	74.4%
16	Books-A-Million Inc	Retail	70.1%

3

Shareholders who read our letter last quarter – and those who looked at the winners for this quarter – will recognize some familiar names on this list of the year’s top performers.  Some stocks, including Hansen Natural and Building Materials Holding Corp., have been riding a wave for a while.  (Maybe they’ve been drinking Hansen’s “Monster Energy” drinks.) For others, such as Parlux Fragrances and Empire Resources, this past quarter’s performance was strong enough to propel them onto the list of winners for the year.

Of course, not all the companies on this list had dramatic stock stories.  Some, like Monarch Casino, INVESTools, and Comtech Telecommunications, just kept turning in better and better financial results, and the stock price kept responding.  To be honest, I’ll take those steady climbers any day.

Fiscal Year Performance—What Didn’t Work

Reflecting a strong period, no stocks declined more than 70% in the fiscal year ended June 30, 2005.  The Fund’s worst performer, Unify Corp., was down 52.5%, followed by Spacelab Inc., down 52.3%.

Top Ten Holdings

At quarter end, Consumer Non-cyclicals comprised our largest sector representation at 30.5% of net assets, followed by Consumer Cyclicals at 25.8% and Industrial at 17.2%.  Our top ten holdings now represent 30.2% of total net assets.

Rank	Description	Industry	Percent of Net Assets
1	Hansen Natural Corp	Beverages	5.0%
2	Building Material Holding Corp	Distribution/Wholesale	3.6%
3	SFBC International Inc	Commercial Services	3.3%
4	Central European Distr. Corp	Distribution/Wholesale	3.0%
5	Charles & Colvard Ltd	Mining	2.7%
6	ADE Corp	Semiconductors	2.6%
7	Mikohn Gaming Corp	Entertainment	2.5%
8	Parlux Fragrances Inc	Cosmetics/Personal Care	2.5%
9	Ventiv Health Inc	Advertising	2.5%
10	Goodrich Petroleum Corp	Oil & Gas	2.5%
			30.2%

Industry Sector Representation as of June 30, 2005

	Ultra-Small Company Fund	CRSP 10 Index	Difference
Basic Materials	4.6%	2.6%	2.0%
Communications	5.2%	11.8%	-6.6%
Consumer Cyclical	26.1%	12.4%	13.7%
Consumer Non-cyclical	30.8%	25.5%	5.3%
Energy	7.5%	2.6%	4.9%
Financial	4.4%	20.2%	-15.8%
Industrial	17.4%	12.6%	4.8%
Technology	3.8%	11.0%	-7.2%
Utilities	0.2%	1.3%	-1.1%
Total	100.0%	100.0%

4

Folding Up Shop for the “R shares” Class at Bridgeway or A Noble Experiment Bites the Dust

The Short Version: RRRRRR…at’s all, folks! Bridgeway bids goodbye to “R shares.”

For years now, the fund industry has been ladling out the alphabet soup.  Once upon a time, you just bought shares in a fund and that was that.  But these days, you have to choose between A shares, B shares, C shares, N shares, R shares…it’s like a game of financial anagrams.  At Bridgeway, we have made a decision to reduce the alphabet, in a very small way:  we are doing away with the R-class shares on our four newest Bridgeway Funds.  We’d like to tell you that we’ve made this decision out of a desire to simplify things for our shareholders.  But that’s not quite the case.  Here’s the story:

We’ve long believed that, for most long-term shareholders who buy their funds through fund “supermarkets” it makes a lot more sense to buy on a “transaction-fee basis” than on a “no-transaction-fee” (NTF) basis. (Supermarkets are brokerage firms that offer a warehouse-type selection of multiple fund families and other types of investments for shareholders.) I know, that sounds nutty.  Why would we recommend that you pay a fee when you can get the same product (the fund shares) for free?  . . . because it’s not really free.  As one financial advisor was recently quoted as saying in the Wall Street Journal: “It seems like it doesn’t cost anything, but it does.”

Most supermarkets charge fund companies “shelf fees” for participating in the NTF programs.  If the company wants to sell its shares on an NTF basis, generally, it has to pay the supermarket between 0.20% and 0.40% of assets per year.  One way or another, most of that fee gets passed on to the shareholders, typically in the form of a higher expense ratio or a 12b-1 fee.  Remember the old advertising phrase, “the gift that keeps on giving?”  Well, a higher expense ratio is the gift that keeps on taking.  You pay it every year, even if you’re not writing a check for it, for as long as you own your fund.  Over time, your investment compounds, at a lower level, as a much bigger bite goes to feed the supermarket.

Nevertheless, there are many investors and investment advisers who prefer using NTF marketplaces.  With Bridgeway’s focus on long-term low costs, we weren’t willing to increase the expense ratio for shareholders across the board.  So in late 2003, when we launched the Bridgeway Large-Cap Value, Large-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds, we decided to try offering a second class of shares, the R-share class.  These shares were to be available through the NTF marketplaces.  And to offset the marketplace’s “shelf fees,” the shares would have a 0.25% fee (a “12b-1 fee”) added on to their expense ratio.  The N-class shares, like our other Funds, would be available both directly and through supermarkets’ transaction-fee programs.  The shareholders who hated paying transaction fees would be happy; the shareholders who paid transaction fees and wanted the lower on-going expense ratio would be happy…it seemed like a win-win situation.

Not quite.  For a while we were able to offer our four new funds with both N-class (pay a transaction fee, get a lower expense ratio) and R-class (no transaction fee, higher expense ratio) shares.  Unfortunately, a number of supermarkets decided they didn’t like this arrangement, and required us, essentially, to pick one share class or the other for their platform.  In making operational decisions, our policy is always to ask “What’s in the best long-term interest of our current shareholders?”  And based on that policy, we had to go with low long-term costs.  So we closed down the R shares and pulled our Funds from nearly all NTF marketplaces.

In making this change, we folded the more expensive R shares into the cheaper N shares. In other words, all shareholders will now benefit from the lowest cost share class.  We’re back to the simplicity of a single share class.  R shares may have been a noble experiment, but in the end, they just didn’t work out.

The Worst Thing at Bridgeway in Fiscal Year 2005

The Short Version:  An oversight on my part in a different fund cost the Fund’s adviser – not the shareholders – more than a pretty penny.  We’ve got new procedures designed to make sure this one doesn’t ever happen again.

Highlighting the worst thing that happened at Bridgeway in the course of the last fiscal year is a Bridgeway tradition.  We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments.  We want to learn everything we can from them, and it’s impossible to do so if they are not revealed and acknowledged.  I subscribe to the view that mistakes are the “jewels” which allow us to learn and grow.  As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

5

The worst thing that happened at Bridgeway in the last fiscal year was what the industry calls a “trading error,” though in this case it wasn’t the folks on Bridgeway’s trading team who made the error. (It was me.)

Here’s what happened:

An outside party had made an offer to buy 5% of the outstanding shares of General Motors at a premium above the then-current market price. We owned General Motors stock in both of our Aggressive Investors Funds, and we “tendered” our shares (meaning we offered to sell them to this outside party). Tenders are “contingent” sales; they are not regarded as having gone through until the buyer accepts the tender. We should have put GM on temporary “hold” status in our trading system, awaiting the outcome of the tender, but…we didn’t. As part of a periodic effort to rebalance risk in the Funds, we entered a separate sell order on the GM shares before we heard back from the third-party buyer.  And when we did hear back, we learned that the third party had accepted our tender.  In other words, we had inadvertently sold the GM stock twice.

In accordance with Murphy’s Law, even though we discovered the error quickly, favorable news came out on the company before we were able to “buy back” the shares in the market. This effectively created a loss.  One of the Bridgeway maxims is that if you make a mess, you should clean it up, so the Adviser picked up the tab on this particular mess.  We put together an interdisciplinary team of Bridgeway staff to analyze the multiple facets of the error (e.g., systems, controls, training, communications, and risk) and to implement our new procedures designed to ensure this mistake doesn’t happen again.

Why Your Fund Board of Directors Renewed the Contract with Bridgeway Capital Management

The Short Version:  At a meeting on June 8, 2005, both the Fund’s Independent Directors and the full Board of Directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., the Adviser to the Bridgeway Funds, for another year.  The Board was pleased with the nature and quality of investment management and administrative services provided by the Adviser, as well as the comparative investment performance and fee and expense levels of the Fund.

New SEC disclosure rules require each fund to disclose in its shareholder report the basis upon which the fund’s board of directors renewed its management agreement (or didn’t, which is a rarity) with the Adviser. We think this disclosure makes a lot of sense.  The following is a summary of the material factors and related conclusions of the Independent Directors (those who are independent of the Adviser) for the renewal.

Nature, extent, and quality of the services provided by the investment adviser

The Adviser uses proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds. The quantitative approach to portfolio management employed by the Adviser continues to provide the results that the portfolio managers seek.  The use of multiple quantitative, multi-variant models (e.g. value, growth at a reasonable price and momentum models which are weighted according to the fund’s investment strategy and objective) for bottom-up stock selection as well as top-down techniques for sector/industry risk management and tax efficiency allows the Adviser to seek to maintain a portfolio that will out perform its primary benchmark over the longer-term. The Adviser aids the ongoing operations of the Funds by providing administrative, compliance and management services and overseeing third-party providers (accountants, attorneys, transfer agents, etc.)

Based on the historical investment performance of the Fund, the Adviser’s discipline in implementing its investment process, and the quality of the investment team and other staff serving the Fund, the Directors concluded that the Adviser provides a premium service to the Fund and its shareholders.  The Directors were satisfied with the Adviser’s financial condition, particularly in light of expenses associated with performance fee refunds, staffing levels and time allocations between funds and other clients, and were particularly appreciative of the compliance efforts over the past year.  In addition, the Board valued the Adviser’s continuing commitment to put the long-term interests of the shareholders first, as shown by its avoidance of “soft dollar” brokerage deals, its willingness to close funds to new investors even when asset levels are still low relative to industry averages, and by warning investors not to “chase hot returns,’’ even among its own funds.

The Directors were very satisfied with the Fund’s relative investment performance and viewed favorably the Fund’s access to the management and quantitative investment and trading techniques provided by the Adviser.

6

Fairness of the costs of the services provided to the Fund

The Board is responsible for reviewing the fees and expenses incurred by the shareholders and determining if these costs are reflective of the value provided by the Adviser. Fees and expenses for the Fund were annualized from results for the nine months ended March 31, 2005, while comparative information was based on the data available from an independent third party as of March 31, 2005, which captured the most recent public filings as of March 31, 2005.

Two major cost categories, management fees and other operational expenses, are reflected in the expense ratio.  Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2005 was lower than the average of each fund’s peer group, with one exception.  The Bridgeway Micro-Cap Limited Fund had a higher-than-average expense ratio because it charges a “performance fee” when the Fund beats its benchmarks, and the Fund has done so over the trailing five years by a wide margin.  With respect to the Ultra-Small Company Fund, the Directors were satisfied with the Fund’s expense ratio of 1.13% versus the 2.80% average for ultra-small company funds.

The Ultra-Small Company Fund’s total management fee of 0.90% was less than the average management fee for ultra-small company funds of 1.08%.  The Directors found the combination of the lower fee level and the Fund’s superior performance history to be an exceptional benefit for shareholders.  The Directors also compared the management fee charged to the Fund with management fees Bridgeway charges to other fund and non-fund clients, and were satisfied that any differences were justified by the type of service provided.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include “soft dollars” for research and trade execution costs.  The Adviser has never used shareholder commission dollars, “soft dollars,” to pay for investment research information, and therefore these costs are not incurred by Fund shareholders.  The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.  According to an independent third-party analysis commissioned by Bridgeway, the commissions paid by the Fund to execute trades are “very low” relative to industry averages.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Funds.  The Adviser does charge the Funds 0.05% per year of average net assets for administrative services, and that fee is intended to be roughly “at cost” when spread over longer periods.  This fee is also less than the average of similar fee arrangements based on a small sample surveyed by the Adviser.  When evaluating the renewal of the management agreement, the Directors took this administrative arrangement into account, to remain aware of all possible benefits enjoyed by the Adviser by virtue of its role as fund manager.  The Directors believe that this arrangement is fair and beneficial to the Funds.

The extent to which economies of scale would be realized as the Fund grows. Is this reflected in current fee levels?

“Economies of scale” refers to the ability to spread costs across a wider share base, so that the average expense per share declines as assets grow. As a closed fund, Ultra-Small Company has minimal opportunities for growth through new investments.  However, if assets do grow substantially due to performance, the base portion of the management fee would decline slightly due to break-points in the management fee.  Although asset levels were relatively flat during the year and there were no further fee breakpoint reductions, management was nonetheless able to drive the overall expense ratio down somewhat through general cost savings efforts and efficiencies. Therefore, some economies of scale were passed on to the shareholders as they were realized.  The Directors were satisfied with the fee and expense structure in this regard.

The Board’s deliberations and conclusion.

In connection with their consideration of the renewal of the management agreements with the Adviser for another year, the Independent Directors requested and obtained detailed information on which to base their analysis.  They considered material provided by management as well as comparative performance and fee data obtained from an independent third party.  They were represented by independent legal counsel and utilized an independent consultant to help evaluate the material.  Also, the Independent Directors met separately with members of the Adviser’s staff, including the chief compliance officer, and met in executive session during the period leading up to the June 8 meeting.  Based on their work, the Independent Directors were satisfied with the nature and quality of investment management and administrative services provided by

7

Bridgeway Capital Management, as well as the comparative investment performance and fee and expense levels of the Fund.  Therefore, they were pleased to approve the renewal of the agreement for the Ultra-Small Company Fund for another year.

“Skin in the Game” or Investing in all the Funds for which I am portfolio manager

In the December semi-annual report, I disclosed my personal target asset allocation, which uses the various funds we manage.  As a portfolio manager at Bridgeway, my only outlet for investing in the stock market is through the funds we manage.  Since I have a bias toward active management and our higher-turnover funds, I have not previously invested in Bridgeway Ultra-Small Company Market, Bridgeway Blue Chip 35 Index, or our four style-specific funds.  If the shareholders in these funds think their portfolio manager should have some “skin in the game,” that is, that he should have something at risk alongside them, my personal asset allocation strategy may have created a problem for them.

The combination of new disclosure requirements and a heightened discussion of the importance of fund managers’ “eating their own cooking,” have led me to reconsider my position. I have come to the conclusion that there are some pretty strong arguments in favor of managers owning shares of all the funds they manage.  As a result, as of our fiscal year end I have invested at least $10,000 in each of our funds, and my plan is to increase that investment to $100,000 per fund over the next five to ten years. Price-appreciation will – I hope! – take care of some of this increase, and I will make up the remainder with additional investments.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability.  The views expressed here are exclusively those of Fund management.  These views are not meant as investment advice and should not be considered predictive in nature.  Any favorable (or unfavorable) description of a holding or Fund applies only as of June 30, 2005, unless otherwise stated.  Security positions can and do change thereafter.  Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.  Investments in small companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.  Foreside Fund Services, LLC, distributor.

Conclusion

As always, we appreciate your feedback.  We take your responses seriously and discuss them at our weekly staff meetings.  Please keep your ideas coming—we continually look for ways to improve our service.

Sincerely,

John Montgomery

8

DISCLOSURE of FUND EXPENSES

(Unaudited)

As a shareholder of the Fund, you will incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions.  There are also no redemption fees or exchange fees.  However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2005 and held until June 30, 2005.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

Bridgeway Ultra-Small Company Fund

	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expense Paid During Period* 1/1/05 - 6/30/05

Actual Fund Expenses (based on actual return)	$1,000.00	$967.77	$5.46

Hypothetical Fund Expenses (based on hypothetical 5% return)	$1,000.00	$1,019.23	$5.61

*      Expenses are equal to the Fund’s annualized expense ratio of 1.12% multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year divided by 365 days in the current year (to reflect the one half-year period).

9

SCHEDULE of INVESTMENTS

Showing percentage of net assets as of June 30, 2005

Industry	Company	Shares	Value

	COMMON STOCKS- 98.9%
	Advertising - 2.5%
	Ventiv Health Inc*	141,800	$2,733,904
	Agriculture - 0.1%
	The Andersons Inc	2,841	101,736
	Apparel - 1.3%
	Ashworth Inc*	83,000	747,830
	Bakers Footwear Group Inc*	25,000	273,750
	I.C. Isaacs & Co*	70,700	414,302
			1,435,882
	Auto Parts & Equipment - 2.1%
	R&B Inc*	31,600	443,664
	Titan International Inc	136,000	1,901,280
			2,344,944
Banks - 2.0%
	Bank of the Ozarks Inc	57,600	1,891,584
	Guaranty Federal Bancshares Inc	13,000	300,170
			2,191,754
	Beverages - 5.0%
	Hansen Natural Corp*	65,301	5,532,301
	Biotechnology - 1.0%
	ArQule Inc*	144,500	936,360
	Repligen Corp*	102,700	222,859
			1,159,219
	Building Materials - 0.2%
	Juno Lighting Inc	6,000	258,420
	Chemicals - 1.2%
	American Vanguard Corp+	42,000	878,220
	Balchem Corp	11,700	351,585
	ICO Inc*	66,800	150,300
			1,380,105
	Commercial Services - 5.9%
	Collectors Universe Inc*	25,030	438,526
	Kendle International Inc*	22,974	348,056
	Learning Care Group Inc*	33,000	155,100
	Rent-Way Inc*	131,900	1,297,896
	Rural/Metro Corp*	66,200	570,644
	SFBC International Inc *	95,649	3,694,921
			6,505,143
	Cosmetics/Personal Care - 2.5%
	Parlux Fragrances Inc*	99,600	2,755,932
	Distribution/Wholesale - 8.2%
	Building Materials Holding Corp	57,000	3,949,530
	Central European Distribution Corp*	88,950	3,320,503
	Navarre Corp*+	230,484	1,842,720
			9,112,753
	Electrical Components & Equipment - 0.4%
	Graham Corp	5,500	147,675
	SL Industries Inc*	13,500	244,485
			392,160
	Electronics - 5.6%
	Badger Meter Inc	29,400	$1,214,220
	LaBarge Inc*	94,100	1,707,915
	LeCroy Corp*	55,000	756,250
	NovAtel Inc*	94,400	2,532,752
			6,211,137
	Entertainment - 2.5%
	Mikohn Gaming Corp*	188,500	2,775,663
	Environmental Control - 0.9%
	Clean Harbors Inc*	45,200	979,936
Food - 3.4%
	Nash Finch Co	51,981	1,909,782
	Spartan Stores Inc*	126,100	1,849,887
			3,759,669
Gas - 0.2%
	Chesapeake Utilities Corp	7,700	235,235
	Healthcare Products - 3.5%
	Atrion Corp	8,400	626,220
	Criticare Systems Inc*	38,300	196,479
	Cutera Inc*	115,000	1,995,250
	Del Global Technologies Corp*	1,408	0
	Quinton Cardiology Systems Inc*	57,978	466,143
	Somanetics Corp*	28,000	629,160
			3,913,252
	Healthcare Services - 2.1%
	Advocat, Inc*	53,200	226,100
	Air Methods Corp*	15,172	121,073
	America Service Group Inc*	60,450	958,132
	American Retirement Corp*	22,000	321,640
	Five Star Quality Care Inc*	77,000	562,100
	SunLink Health Systems*	13,800	108,744
			2,297,789
	Household Products/Wares - 2.2%
	Acme United Corp	54,000	1,018,440
	CNS Inc	61,700	1,409,845
			2,428,285
	Insurance - 2.2%
	American Physicians
	Capital Inc*	39,700	1,474,855
	Brooke Corp	8,500	110,415
	Citizens Inc*	30,000	183,000
	Navigators Group Inc*	18,000	622,260
			2,390,530
	Internet - 0.8%
	IBasis Inc*+	330,500	898,960
	Iron/Steel - 0.6%
	Friedman Industies Inc	90,600	667,722
	Leisure Time - 1.4%
	Aldila Inc	79,100	1,547,196

10

Industry	Company	Shares	Value

	Lodging - 3.0%
	Monarch Casino & Resort Inc*	60,000	$1,322,400
	Riviera Holdings Corp*	87,400	1,979,610
			3,302,010
	Machinery Diversified - 3.6%
	Benthos Inc*	15,100	166,432
	Columbus McKinnon Co*	150,000	1,643,250
	Gehl Co*	28,600	1,113,684
	Hurco Companies Inc*	40,000	638,400
	Lancer Corp*	8,200	146,370
	Paragon Technologies Inc*	19,500	230,685
			3,938,821
Media - 0.3%
	Metromedia International Group Inc*	242,700	315,510
	Metal Fabricate/Hardware - 3.5%
	AM Castle & Co*	46,600	720,436
	Empire Resources Inc	7,600	73,568
	Sun Hydraulics Corp	73,100	2,660,109
	Webco Industries Inc*	76,500	459,000
			3,913,113
	Mining - 2.7%
	Charles & Colvard Ltd	120,645	2,961,835
	Office Furnishings - 0.1%
	CompX International Inc	6,000	100,500
	Oil & Gas - 7.1%
	Barnwell Industries Inc	23,500	1,556,875
	Edge Petroleum Corp*	47,200	737,264
	Goodrich Petroleum Corp*	132,800	2,733,024
	Mission Resources Corp*	228,100	1,840,767
	Vaalco Energy Inc*	289,400	1,001,324
			7,869,254
	Oil & Gas Services - 0.3%
	Markwest Hydrocarbon Inc	16,300	378,160
	Pharmaceuticals - 4.8%
	Anika Therapeutics Inc*	91,525	1,051,622
	Matrixx Initiatives Inc*	225,184	2,477,024
	National Medical Health Card Systems Inc*	71,950	1,731,117
			5,259,763
	Real Estate - 0.2%
	Grubb & Ellis Co*	25,752	180,264
Retail - 5.0%
	Books-A-Million Inc	37,900	380,895
	Cost-U-Less Inc*	133,850	1,015,922
	Denny’s Corp*	320,000	1,600,000
	EZ Corp Inc*	57,406	615,392
	National Vison Inc*	56,000	268,800
	The Pantry Inc*	21,200	821,076
	Wilsons The Leather Experts Inc*	75,000	498,000
	Zones Inc*	88,000	362,560
			5,562,645
	Savings & Loans - 0.0%^
	Pacific Premier Bancorp Inc*	4,100	43,911
	Semiconductors - 2.6%
	ADE Corp*	101,100	$2,835,855
	Software - 1.2%
	Moldflow Corp *	41,600	538,720
	Phoenix Technologies Ltd*	99,000	770,220
	Unify Corp*	101,837	38,698
			1,347,638
	Telecommunications - 1.6%
	Comtech Telecommunications Corp*	49,275	1,607,843
	RiT Technologies Ltd*	36,000	108,360
			1,716,203
	Textiles - 2.1%
	Forward Industries Inc*	145,600	2,328,144
	Transportation - 3.0%
	Maritrans Inc	33,000	892,650
	USA Truck Inc*	98,100	2,427,975
			3,320,625
	TOTAL COMMON STOCKS
	(Cost $74,652,160)		109,383,878

	MONEY MARKET MUTUAL FUNDS - 1.6%
	First American Treasury Obligations Fund - Class S	1,810,654	1,810,654
	TOTAL MONEY MARKET MUTUAL FUNDS
	(Cost $1,810,654)		1,810,654

	TOTAL INVESTMENTS - 100.5%
	(Cost $76,462,814)		$111,194,532
	Liabilities In Excess of Other Assets - (0.5%)		(560,992)
	NET ASSETS - 100.0%		$110,633,540

* Non-income producing security

+ This security or a portion of this security is out on loan at June 30, 2005

Total loaned securities had a market value of $3,176,300 at June 30, 2005

^ Less than 0.05% of net assets

See accompanying Notes to Financial Statements.

11

STATEMENT of ASSETS and LIABILITIES

June 30, 2005

Assets:
Investments at value (cost - $76,462,814)	$111,194,532
Receivable for portfolio securities sold	668,988
Receivable for fund shares sold	1,575
Dividends receivable	22,444
Interest receivable	13,442
Prepaid expenses	948
Total assets	111,901,929

Liabilities:
Payable for fund shares redeemed	2,500
Payable for portfolio securities purchased	1,126,892
Accrued investment adviser fee	80,669
Accrued administration fee	4,482
Accrued trustees fee	2,527
Other payables	51,319
Total liabilities	1,268,389
Net Assets	$110,633,540

Net Assets Represent:
Paid-in capital	$64,468,881
Accumulated net realized gain on investments	11,432,941
Net unrealized appreciation of investments	34,731,718
Net Assets	$110,633,540

Shares of common stock outstanding of $.001 par value, 5,000,000 shares authorized	2,877,887
Net asset value per share	$38.44

See accompanying Notes to Financial Statements.

12

STATEMENT of OPERATIONS

For the Year Ended June 30, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $3,862)	$691,977
Interest	71,618
Securities lending	158,082
Total investment income	921,677

Expenses:
Investment advisory fees	945,951
Administration fees	52,553
Accounting fees	53,776
Transfer agent fees	55,442
Tax preparation fees	5,537
Custody fees	16,974
Professional fees	22,684
Blue sky fees	8,827
Trustees fees	5,252
Registration fees	601
Reports to shareholders	166
Miscellaneous	12,302
Total expenses	1,180,065

Net Investment Loss	(258,388)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investment securities	17,529,494
Net change in unrealized appreciation / depreciation on investments	(2,097,422)
Net realized and unrealized gain on investments	15,432,072

Net Increase in Net Assets Resulting from Operations	$15,173,684

See accompanying Notes to Financial Statements.

13

STATEMENT of CHANGES in NET ASSETS

	Year Ended
	June 30, 2005	June 30, 2004
Operations:
Net investment loss	$(258,388)	$(816,119)
Net realized gain on investment securities	17,529,494	28,241,288
Net change in unrealized appreciation / depreciation on investments	(2,097,422)	3,806,027
Net increase in net assets from operations	15,173,684	31,231,196

Distributions:
From net realized gain	(22,051,675)	(12,258,703)
Net decrease in net assets from distributions	(22,051,675)	(12,258,703)

Share Transactions:
Proceeds from sale of shares	1,767,134	1,106,614
Reinvestment of distributions	21,605,229	12,016,891
Cost of shares redeemed	(7,093,824)	(8,312,596)
Net increase in net assets from share transactions	16,278,539	4,810,909

Net increase in net assets	9,400,548	23,783,402

Net Assets:
Beginning of year	101,232,992	77,449,590
End of year	$110,633,540	$101,232,992

Shares Issued & Redeemed:
Issued	45,885	27,516
Distributions reinvested	543,939	300,646
Redeemed	(183,051)	(209,082)
Net increase	406,773	119,080
Outstanding at beginning of year	2,471,114	2,352,034
Outstanding at end of year	2,877,887	2,471,114

See accompanying Notes to Financial Statements.

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year indicated)

	For the Year Ended June 30,
	2005	2004	2003	2002	2001

Per Share Data
Net asset value, beginning of year	$40.97	$32.93	$28.83	$26.99	$21.59
Income from investment operations:
Net investment loss^	(0.10)	(0.33)	(0.21)	(0.14)	(0.22)
Net realized and unrealized gain	6.69	13.66	7.99	4.43	5.62
Total from investment operations	6.59	13.33	7.78	4.29	5.40
Less distributions to shareholders:
Net realized gain	(9.12)	(5.29)	(3.68)	(2.45)	0.00
Total distributions	(9.12)	(5.29)	(3.68)	(2.45)	0.00
Net asset value, end of year	$38.44	$40.97	$32.93	$28.83	$26.99

Total Return
Ratios & Supplemental Data	15.37%	40.88%	32.00%	17.04%	25.01%
Net assets, end of year (‘000’s)	$110,634	$101,233	$77,450	$60,809	$51,764
Ratios to average net assets:
Expenses	1.12%	1.15%	1.29%	1.26%	1.61%
Net investment loss	(0.25)%	(0.84)%	(0.82)%	(0.53)%	(0.93)%
Portfolio turnover rate	85.9%	71.1%	56.1%	120.6%	57.0%

^ Per share amounts calculated based on the average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

15

NOTES to FINANCIAL STATEMENTS

June 30, 2005

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share, of which 5,000,000 shares have been classified into the Fund.

Bridgeway is organized as a series fund which currently has 11 investment funds:  Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors.  The Ultra-Small Company Fund is closed to all investors.

The Ultra-Small Company Fund is a no-load, diversified fund that seeks to provide a long-term total return of capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the adviser.

2. Significant Accounting Policies:

The following summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Fund (the “Fund”) are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and other Investments Valuation Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business.  Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”).  In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority:  bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.  Options are valued at the average of the best bid and best asked quotations.  Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.  The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending Upon lending its securities to third parties, the Fund receives compensation in the form of fees.  The Fund also continues to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.  Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default.  The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2005, the Fund had securities on loan valued at $3,176,300 and received U.S. Treasury securities with a value of $3,176,527 as collateral.  It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes It is the Funds policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

16

Use of Estimates in Financial Statements In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Risks and Uncertainties The Fund provides for various investment options, including stocks and call and put options.  Such investments are exposed to various risks, such as interest rate, market and credit.  Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway’s total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed.  Realized gains and losses are computed on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Indemnification Under the Company’s organizational documents, the Fund’s officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Fund has entered into a management agreement with the Adviser.  As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed daily and paid monthly.  The Fund pays a flat 0.9% annual management fee of average daily net assets, computed daily and payable monthly, except that while the net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.00%.

The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 2.00% of the value of its average net assets for the fiscal year ended June 30, 2005.  There were no reimbursements to the Fund for the fiscal year ended June 30, 2005.

On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties.  The transactions are reviewed quarterly by the Board of Directors.  No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2005.

On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management acts as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

One director of the Fund, John Montgomery, is an owner and director of the Adviser.  Another director of the Fund, Michael Mulcahy, is an employee and director of the Adviser.  Under the Investment Company Act of 1940 definitions, both are considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and the Fund.  Compensation for Mr. Montgomery is borne by the Adviser rather than the Fund.  A portion of Mr. Mulcahy’s compensation is borne by the Fund through the Master Administration Agreement.

Board of Directors Compensation Bridgeway pays an annual retainer of $7,500 and fees of $2,500 per meeting to each Independent Director.  The Independent Chairman of the Board receives an annual retainer of $10,000 and fees of $3,000 per meeting.  The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account.  Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials.  No such reimbursements were made during the fiscal year ended June 30, 2005.  The amount attributable to the Fund is disclosed in the Statement of Operations.

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4.  Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Fund’s shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund’s Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.  On October 22, 2003, shareholders, approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that could pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.  Effective June 27, 2005, the Board of Directors approved the conversion of Class R Shares of these Funds into Class N Shares.  For the fiscal year ended June 30, 2005, no distribution fees were accrued to the Fund.

5.  Purchases and Sales of Investment Securities:

Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $88,593,499 and $92,220,687, respectively, for the fiscal year ended June 30, 2005.

6. Federal Income Taxes and Distributions:

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2005 were as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$37,080,558

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(2,461,531)
Net unrealized appreciation	$34,619,027
Tax Cost	$76,575,505

The differences between book and tax net unrealized appreciation is wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the last two fiscal years ended June 30, 2005 and 2004, respectively, were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$2,401,271	$1,778,425
Long-Term Capital Gain	19,650,404	11,659,278
Total	$22,051,675	$13,437,703

Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Components of Net Assets (Tax Basis) As of June 30, 2005, the components of net assets on a tax basis were:

Accumulated net investment income	$927,966
Accumulated net realized gain on investments	10,617,666
Net unrealized appreciation of investments	34,619,027
Total	$46,164,659

For the year ended June 30, 2005, the Fund recorded the following reclassifications to the accounts listed below:

Increase (Decrease)

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$898,452	$258,388	$(1,156,840)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and distribution amounts.

7. Change in Independent Registered Public Accounting Firm:

On November 10, 2004, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for Bridgeway Funds.  PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds’ financial statements.  PricewaterhouseCoopers LLP issued reports on the Funds’ financial statements as of June 30, 2004 and 2003.  Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to

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remove PricewaterhouseCoopers LLP was approved by the Funds’ Audit Committee and ratified by the Funds’ Board of Directors. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time during the period immediately preceding the dismissal of PricewaterhouseCoopers LLP through June 30, 2004, did any of the events relating to management’s representations, an expansion of the scope of audit work or discovery information impacting the fairness or reliability of Bridgeway Funds’ financial statements enumerated in paragraphs (1)(v)(B) through (D) of Item 304(a) of Regulation S-K occur. With respect to internal control matters described in paragraph (1)(v)(A) PricewaterhouseCoopers LLP noted that during the years ended June 30, 2004 and 2003, daily cash reconciliations were not performed in accordance with the Fund’s procedures.  With respect to the Funds’ Transfer Agent, PricewaterhouseCoopers LLP noted that during the year ended November 30, 2003 there was a lack of segregation of duties surrounding access to the Returned by Post Office (“RPO”) function and over the monitoring of shareholder accounts placed on RPO status.  These matters were considered to be a material weakness in control procedure and its operation.  The audit committee of the Funds discussed these matters with PricewaterhouseCoopers LLP and PricewaterhouseCoopers LLP has been authorized to respond fully to inquiries of the successor independent registered public accounting firm.  The Funds engaged Briggs Bunting & Dougherty, LLP as its new independent registered public accounting firm on November 10, 2004.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and Shareholders of Ultra Small Company Fund

We have audited the accompanying statement of assets and liabilities of Ultra Small Company Fund, a series of Bridgeway Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2004 and the financial highlights for each of the four years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Small Company Fund as of June 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 29, 2005

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OTHER INFORMATION

(Unaudited)

1. Shareholder Tax Information:

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2005.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2005, the Fund paid the following distributions per share:

Short-term Capital Gain	$0.993
Long-Term Capital Gain	$8.127

During the fiscal year ended June 30, 2005, the Fund paid distributions from ordinary income of $2,431,895 and from long-term capital gain of $20,000,801, which includes equalization debits of $30,624 and $350,397, respectively.

2. Proxy Voting:

Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Fund during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively.  The Bridgeway Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. Disclosure Regarding Approval of Investment Advisory Agreements:

Information about the basis for approval of the Management Agreement can be found in the Shareholder Letter.

5. Other:

Shareholders individually holding more than 5% of the Fund’s outstanding shares as of June 30, 2005, constituted 11% of the Fund.

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6. Trustees & Officers:

Independent Directors

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Kirbyjon Caldwell Age 51	Director	Term: 1 Year Length: 4 Years	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 50	Director	Term: 1 Year Length: 11 Years	Principal, Karen S. Gerstner & Associates, P.C., 1/2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 12/2003.	Eleven	None

Miles Douglas Harper, III* Age 42	Director	Term: 1 Year Length: 11 Years	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2) (1 Portfolio)

*Independent Chairman

“Interested” or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Michael D. Mulcahy(3) Age 41	President and Director	Term: 1 year Length: 10/01/2003 to present

President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 – present. Vice President, Hewlett Packard, 1/2001- 12/2002. Executive Vice President, Artios, Inc., 10/1998 – 1/2001.

				Eleven	None

John N. R. Montgomery(4) Age 49	Vice-President and Director	Term: 1 Year Length: 12 Years	Vice-President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 – 6/2005. President, Bridgeway Capital Management, Inc., 7/1993-present.	Eleven	None

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“Interested” or Affiliated Directors and Officers

Name, Address(1), and Age	Positions(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorship Held by Director

Richard P. Cancelmo, Jr. Age 46	Vice- President	Term: 1 year Length: 11/10/2004 to present	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Joanna Barnhill Age 55	Secretary	Term: 1 year Length: 11/22/1993 to present	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 43	Treasurer and Chief Compliance Officer	Term: 1 year Length: 5/14/2004 to present	Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004		None

(1)	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)	The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)	Michael Mulcahy is a director and staff member of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Board and is available, without charge, upon request by calling 1-800-661-3550.

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Item 2.    Code of Ethics.

(a)   The Registrant, as of the end of the period covered by this report, has adopted a code of ethics, as that term is defined in Item 2 of Form N-CSR (the “Code”), that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.  A copy of the Code is attached as an exhibit.  There were no amendments to the Code or waivers from the provisions of the Code.

Item 3.    Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that at least one member on Registrant’s audit committee posesses the technical attributes to qualify as an “audit committee financial expert.” The Board of Directors has designated Miles Douglas Harper, III as the  “audit committee financial expert.” Miles Douglas Harper, III is “independent” as defined in paragraph (a)(2) to Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)    Audit Fees:  For the Registrant’s fiscal years ended June 30, 2005 and June 30, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $193,000 for the fiscal year ended June 30, 2005 and $265,000 for the fiscal year ended June 30, 2004.

(b)   Audit-Related Fees:  In Registrant’s fiscal years ended June 30, 2005 and June 30, 2004, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2005 and $9,000 for the fiscal year ended June 30, 2004.  The $9,000 for the fiscal year ended June 30, 2004 was for agreed upon procedures performed in connection with the cash reconciliation.

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(c)    Tax Fees:  For the Registrant’s fiscal years ended June 30, 2005 and June 30, 2004, aggregate fees of $22,000 and $48,300 respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)   All other Fees:  In Registrant’s fiscal years ended June 30, 2005 and June 30, 2004, the aggregate fees billed to Registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2005 and $33,000 for services rendered by the principal accountant for the audit of the Registrant’s Transfer Agent for the fiscal year ended June 30, 2004.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)   None.

(h) Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as an exhibit.

(a)(2)  The certifications required by Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as an exhibit.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule
30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIDGEWAY FUNDS, INC.
By:	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date:	September 7, 2005

By:	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date:	September 7, 2005

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